Exhibit 10.1

PURCHASE AND SALE AGREEMENT

BETWEEN

ETXENERGY, LLC

AND

U.S. ENERGY CORP.

DATED: June 29, 2022

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Section 16.9 Publicity	39
Section 16.10 Use of Seller’s Names	40
Section 16.11 Severability	40
Section 16.12 Parties in Interest	40
Section 16.13 Conspicuousness	40
Section 16.14 Execution in Counterparts	40

EXHIBITS

Exhibit A-1	Leases
Exhibit A-2	Lands
Exhibit A-3	Rights-of-Way
Exhibit B	Wells
Exhibit C	Allocated Values
Exhibit D	Form of Assignment and Bill of Sale
Exhibit E	Form of Non-Foreign Affidavit

SCHEDULES

Schedule 2.2(e)	Inventory
Schedule 2.3(p)	Excluded Equipment
Schedule 3.2(d)	Imbalances (Underproduced Volumes)
Schedule 3.3(h)	Imbalances (Overproduced Volumes)
Schedule 5	Knowledge Persons
Schedule 5.4	Asset Taxes
Schedule 5.8	Preferential Rights
Schedule 5.9	Litigation
Schedule 5.10	Current Commitments
Schedule 5.11	Suspense Funds
Schedule 5.12	Consents
Schedule 7.1	Operations
Schedule 11.3(e)	Retained Litigation

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PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is made as of June 29, 2022, by and between ETXENERGY, LLC, a Texas Limited Liability Company, with an address of 5950 Berkshire Lane, Suite 1100, Dallas, Texas 75225 (“Seller”), and U.S. Energy Corp., a Wyoming Corporation, with an address of 1616 Voss, Suite 725, Houston, Texas 77057 (“Purchaser”). Seller and Purchaser are sometimes referred to in this Agreement collectively as the “Parties” and individually as a “Party.”

WITNESSETH

WHEREAS, Seller desires to sell to Purchaser the Assets (as defined below) and Purchaser is willing to purchase the Assets from Seller, upon the terms and conditions as specifically set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual promises of the Parties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Certain Defined Terms. Capitalized terms used in this Agreement shall have the meanings given such terms as set forth in Appendix A attached to this Agreement.

ARTICLE II
PURCHASE AND SALE

Section 2.1 Agreement to Purchase and Sell. At the Closing, and subject to the terms and conditions of this Agreement, Purchaser agrees to purchase the Assets from Seller, and Seller agrees to sell, transfer and assign the Assets to Purchaser, effective as of the Effective Time.

Section 2.2 The Assets. The term “Assets” shall mean all of Seller’s right, title and interest in and to the following, less and except the Excluded Assets (as defined below):

(a) the oil and gas leases described in Exhibit A-1 (the “Leases”) and all rights incident thereto and derived therefrom, including overriding royalty interests, net profits interests, and other revenue interests therein, to the extent and only to the extent relating to such lands described in Exhibit A-2 (the “Lands”), along with any reversionary interests or contractual rights which may be exercised in and to the same.

(b) the wells described in Exhibit B and all other wells (including all disposal or injection wells) located on any of the Leases or on any other lease or lands with which any Lease has been unitized, whether such wells are producing, shut-in or abandoned (the “Wells”)

(c) all rights and interests in, under or derived from all unitization or pooling agreements in effect with respect to any of the Leases or Wells and the units created thereby (the “Units”);

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(d) all Rights-of-Way that are used in connection with the ownership or operation of any of the Leases, Wells, Units or other Assets, including the Rights-of-Way set forth in Exhibit A-3;

(e) all equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, located on any of the Leases, Wells, Units or other Assets, that are primarily used or held for use in connection with the ownership, operation or development of the Leases, Well, Units or other Assets, including the inventory set forth on Schedule 2.2(e), and pipelines, gathering systems, well equipment, casing, tubing, pumps, motors, fixtures, machinery, compression equipment, flow lines, processing and separation facilities, structures, materials and other items primarily used in the ownership, operation or development of the Leases, Wells, Units or other Assets;

(f) to the extent that they may be assigned, all Permits that are primarily used in connection with the ownership or operation of the other Assets;

(g) to the extent they may be assigned, the Existing Contracts; and

(h) all Hydrocarbons attributable to the Leases, Wells and/or Units to the extent such Hydrocarbons were produced from and after the Effective Time (subject to the Purchase Price adjustments set forth in Section 3.2(d) or Section 3.3(h)) and all Imbalances relating to the Assets.

Section 2.3 Excluded Assets. The following are specifically excluded from the Assets and are reserved by Seller (collectively, “Excluded Assets”):

(a) all of Seller’s corporate minute books, financial records and other business records that relate to Seller’s business generally (including the ownership and operation of the Assets);

(b) all accounts, trade credits, accounts receivable, and all other proceeds, income or revenues attributable to the Assets with respect to any period of time prior to the Effective Time;

(c) all claims and causes of action, manufacturer’s and contractor’s warranties and other rights of Seller arising under or with respect to any Existing Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), except to the extent any of the foregoing relates to any of the Assumed Obligations or equipment and machinery which is part of the Assets;

(d) all rights and interests of Seller (i) under any policy or agreement of insurance, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising with respect to any period of time prior to the Effective Time;

(e) all Hydrocarbons produced and sold from the Assets with respect to all periods prior to the Effective Time;

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(f) any claim, right or interest of Seller in or to any refunds or loss carry forwards, together with any interest due thereon or penalty rebate arising therefrom, with respect to (i) any and all taxes based on net income imposed on Seller or any of its Affiliates with respect to any period of time prior to the Effective Time, (ii) any Property Taxes allocable to Seller pursuant to Section 13.1 or (iii) any Property Taxes attributable to the Excluded Assets;

(g) all personal computers and associated peripherals and all radio and telephone equipment;

(h) all documents and instruments of Seller that may be protected by an attorney-client or other privilege;

(i) all data that cannot be disclosed to Purchaser as a result of confidentiality arrangements under agreements with third parties (provided that Seller has used its commercially reasonable efforts to cause such confidentiality restrictions to be waived);

(j) all audit rights arising under any of the Existing Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets, except with respect to any Imbalances;

(k) all geophysical and other seismic and related technical data and information relating to the Assets;

(l) documents prepared or received by Seller or its Affiliates with respect to (i) lists of prospective purchasers for such transactions compiled by Seller or its Affiliates or their respective representatives, (ii) offers submitted by other prospective purchasers of the Assets, (iii) analyses by Seller or its Affiliates or any of their respective representatives of any offers submitted by any prospective purchaser, (iv) correspondence between or among Seller or its Affiliates or any of their respective representatives, on the one hand, and any prospective purchaser other than Purchaser, on the other hand, and (v) correspondence among Seller or its Affiliates or any of their respective representatives with respect to any other offers, the prospective purchasers, or the transactions contemplated by this Agreement;

(m) any offices, office leases, and any personal property located in or on such offices or office leases;

(n) concurrent rights to use all Rights-of-Way but only to the extent Seller or any of its Affiliates currently uses such Rights-of-Way in connection with its use, ownership or operation of assets other than the Assets;

(o) any master service agreements, blanket agreements or similar contracts; and

(p) the equipment set forth on Schedule 2.3(p).

Section 2.4 Effective Time; Property Expenses and Revenues. Subject to the terms hereof, ownership and possession of the Assets shall be transferred from Seller to Purchaser at the Closing but effective as of the Effective Time. Except to the extent accounted for in the adjustments to the Purchase Price made under Section 3.2 or Section 3.3 and without duplication of any such amounts: (a) Seller shall remain entitled to all of the rights of ownership (including the right to all production, proceeds of production and other proceeds) and shall remain responsible for all Property Expenses (in each case) attributable to the Assets for the period of time prior to the Effective Time; and (b) from and after the occurrence of Closing, Purchaser shall be entitled to all of the rights of ownership (including the right to all production, proceeds of production and other proceeds) and shall be responsible for all Property Expenses (in each case) attributable to the Assets for the period of time from and after the Effective Time.

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ARTICLE III
PURCHASE PRICE

Section 3.1 Purchase Price. The purchase price for the Assets shall be ELEVEN MILLION EIGHT HUNDRED THOUSAND ($11,800,000) in cash or immediately available funds in the form of an electronic wire transfer (the “Purchase Price”). The Purchase Price shall be allocated among the Assets as set forth in Exhibit C (the “Allocated Values”).

Section 3.2 Upward Adjustments to the Purchase Price. The Purchase Price shall be adjusted upward by the following (without duplication):

(a) the amount of all Property Expenses and other costs paid by Seller that are attributable to the Assets on and after the Effective Time including royalties, rentals and similar charges and expenses and capital costs billed under applicable operating agreements and all prepaid expenses, but excluding costs paid by Seller to cure and/or Remediate, as applicable, any Title Defects, Environmental Defects or Casualty Losses, or to obtain any Required Consents or waiver of any Preferential Rights;

(b) an amount equal to the value of (i) all Hydrocarbons attributable to the Assets in pipelines or in tanks (including inventory) above the pipeline sales connection as of the Effective Time, plus (ii) line fill, in each case, such value to be based upon the contract price in effect as of the Effective Time (or if no such contract is in effect, the market value in the area as of the Effective Time), less applicable taxes and gravity adjustments;

(c) the amount of any Property Taxes prorated to Purchaser under Section 13.1, but paid or payable by Seller;

(d) an amount equal to the absolute value of the aggregate underproduced volumes of the Imbalances as set forth on Schedule 3.2(d), if any, multiplied by $5.16 for gas imbalances and $83.00 for oil imbalances;

(e) an amount equal to the value of all Title Benefits in accordance with Section 4.7 below;

(f) any other upward adjustment agreed upon by Seller and Purchaser.

Section 3.3 Downward Adjustments to the Purchase Price. The Purchase Price shall be adjusted downward by the following (without duplication):

(a) the amount of all proceeds and revenues received by Seller, if any, from and after the Effective Time up to the Closing that are attributable to the Assets from and after the Effective Time (net of any royalties and any production, severance, sales or other similar taxes not reimbursed to Seller by the purchaser of production);

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(b) an amount equal to the Allocated Value of each of the Assets that have been excluded from the transactions contemplated by this Agreement pursuant to Section 4.4(b), Section 4.8(b), Section 4.8(c), Section 4.11(b) or Section 4.13(b)(ii);

(c) subject to Section 4.6, if Seller makes the election under Section 4.4(c) with respect to any Title Defect, the Title Defect Amount with respect to such Title Defect;

(d) subject to Section 4.12, if Seller makes the election under Section 4.11(c) with respect to any Environmental Defect, the Remediation Amount with respect to such Environmental Defect;

(e) if Seller makes the election under Section 4.13(b)(iii) with respect to any Casualty Loss, the reduction in value of any Asset that is attributable to such Casualty Loss;

(f) an amount equal to the net amount of suspended funds Seller elects to transfer to Purchaser in accordance with Section 12.2;

(g) the amount of all Property Taxes prorated to Seller in accordance with Section 13.1, but paid or payable by Purchaser.

(h) an amount equal to the absolute value of the aggregate overproduced volumes of the Imbalances as set forth on Schedule 3.3(h), multiplied by $5.16 for gas imbalances and $83.00 for oil imbalances; and

(i) any other downward adjustment agreed upon by Seller and Purchaser.

Section 3.4 Payment of the Purchase Price. Purchaser shall pay the Purchase Price, as adjusted pursuant to Section 3.2 and Section 3.3 above (the “Adjusted Purchase Price”), as follows:

(a) on the date this Agreement is executed by the Parties, Purchaser shall pay to Seller, by wire transfer of immediately available funds to an account designated by Seller, the Deposit, which Deposit shall not bear interest. If the Closing occurs, the Deposit (without interest) shall be credited towards the Purchase Price. If Closing does not occur the Deposit will be subject to the provisions of ARTICLE XV.

(b) Purchaser shall pay to Seller at Closing, the Adjusted Purchase Price as determined in accordance with Section 10.2, and subject to final adjustment pursuant to Section 12.1, less the Deposit. All such payments shall be by bank wire transfer of immediately available funds to an account designated by Seller in the Preliminary Settlement Statement.

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ARTICLE IV
TITLE AND ENVIRONMENTAL MATTERS
AND CASUALTY LOSSES

Section 4.1 Title Examination. Subject to the indemnity provisions of Section 7.4 and subject to obtaining any consents or waivers from third parties that are required pursuant to the terms of the Leases, Rights-of-Way and/or Existing Contracts, including any third party operators of the Assets, within seven (7) business days of the execution of this Agreement , during Seller’s normal business hours and without unreasonable disruption of Seller’s normal and usual operations, Seller shall make available to Purchaser at Seller’s offices all title data in Seller’s or its Affiliates’ possession relating to the Assets, including title opinions, abstracts of title, title status reports, division order files, and curative matters, the Existing Contracts, and records relating to the payment of rentals, royalties, shut-in gas royalties, and other payments due under any Lease or Existing Contract provided, however, that those items referenced above in this Section 4.1 that are subject to a valid legal privilege or to unwaived disclosure restrictions shall be excluded. Purchaser shall be permitted, at its expense, to make copies of any of such title data. Purchaser shall be entitled to perform or cause to be performed, at Purchaser’s expense, such additional title examination as Purchaser deems necessary or appropriate.

Section 4.2 Seller’s Title.

(a) General Disclaimer of Title Warranties and Representations. Except for the special warranty of title as set forth in Section 4.2(b) and without limiting Purchaser’s remedies for Title Defects set forth in this ARTICLE IV, Seller makes no warranty or representation, express, implied, statutory or otherwise, with respect to title to any of the Assets and, Purchaser acknowledges and agrees that Purchaser’s sole remedy for any defect of title, including any Title Defect, with respect to any of the Assets (i) before Closing, shall be as set forth in Section 4.4 and (ii) after Closing, shall be pursuant to the special warranty of title to the Wells contained in Section 4.2(b), subject to the provisions of Section 4.2(c), and Purchaser waives all other remedies.

(b) Special Warranty of Title. Upon Closing, subject to Section 4.2(c), Seller hereby warrants and agrees to defend Defensible Title to the Wells by, through or under Seller but not otherwise, subject, however, to the Permitted Encumbrances. Such special warranty of title to the Wells shall be subject to the further limitations and provisions of Section 4.2(c).

(c) Recovery on Special Warranty.

(i) Purchaser’s Assertion of Title Warranty Breaches. From and after Closing, Purchaser shall furnish Seller a Title Defect Notice meeting the requirements of Section 4.3 setting forth any matters which Purchaser intends to assert as a breach of the special warranty of title to the Wells contained in Section 4.2(b). Seller shall have a reasonable opportunity, but not the obligation, to cure any Title Defect asserted by Purchaser pursuant to this Section 4.2(c). Purchaser agrees to reasonably cooperate with any attempt by Seller to cure any such breach of the special warranty of title.

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(ii) Limitations on Special Warranty. For purposes of the special warranty of title to the Wells contained in Section 4.2(b), the value of the Assets set forth in Exhibit C shall be deemed to be the Allocated Value thereof, as adjusted pursuant to this Agreement. Recovery on the special warranty of title to the Wells contained in Section 4.2(b) shall be limited to an amount (without any interest accruing thereon) equal to the reduction in the Purchase Price to which Purchaser would have been entitled had Purchaser asserted the Title Defect giving rise to such breach of the special warranty of title, as a Title Defect prior to Closing pursuant to Section 4.3, in each case taking into account the Individual Title Defect Threshold and the Aggregate Title Defect Deductible.

(iii) Purchaser shall not be entitled to protection under Seller’s special warranty of title to the Wells in Section 4.2(b), with respect to (A) any matter of which Purchaser or any of its Affiliates had knowledge prior to the Defect Notice Date, or (B) any matter reported to Seller after the one-year anniversary of the Closing Date.

Section 4.3 Notice of Title Defects. Purchaser shall notify Seller in writing of any Title Defect (each a “Title Defect Notice”) as soon as practicable after Purchaser has knowledge thereof, but not later than 21 days from execution (the “Defect Notice Date”). For all purposes of this Agreement and notwithstanding anything herein to the contrary (except for the special warranty of title to the Wells contained in Section 4.2(b)), Purchaser shall be deemed to have waived, and Seller shall have no liability for, any Title Defect that Purchaser fails to assert as a Title Defect by a Title Defect Notice received by Seller on or before the Defect Notice Date. To be effective, each Title Defect Notice shall include (a) a detailed description of the alleged Title Defect, (b) the Well affected by such Title Defect (each a “Title Defect Property”), (c) the Allocated Value of such Title Defect Property, (d) supporting documents reasonably necessary for Seller to verify the existence of the alleged Title Defect, and (e) the amount by which Purchaser reasonably believes the Allocated Value of such Title Defect Property is reduced by the alleged Title Defect. Seller shall have the right, but not the obligation, to elect to attempt to cure any Title Defect set forth in a Title Defect Notice by written notice to Purchaser prior to Closing and, if Seller so elects, then Seller shall have sixty (60) days following Closing in which to cure, at Seller’s cost, the Title Defect. No adjustment to the Purchase Price will be made at Closing for any Title Defect that Seller elects to attempt to cure pursuant to this Section 4.3 and the affected Well shall be assigned to Purchaser. If any such uncured Title Defect remains uncured at the end of such 60 day period, then (except as provided in Section 4.4(a) or Section 4.4(b)) an adjustment to the Purchase Price in an amount equal to the applicable Title Defect Amount will be made as part of the Final Settlement Statement.

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Section 4.4 Remedies for Title Defects. Subject to Seller’s continuing right to dispute the existence of a Title Defect and/or the Title Defect Amount asserted with respect thereto and subject to the Individual Title Defect Threshold and the Aggregate Title Defect Deductible, with respect to any Title Defect that (i) Seller does not elect to attempt to cure or (ii) Seller elects to attempt to cure but fails within sixty (60) days after Closing:

(a) if such Title Defect is not of a nature that would prevent Purchaser from receiving the full Net Revenue Interest share of proceeds of production for a particular Well as such interest is set forth on Exhibit B, Seller shall have the right, but not the obligation, to elect to indemnify Purchaser against all Losses resulting from such Title Defect pursuant to an indemnity agreement in a form mutually agreeable to the Parties, in which event the Purchase Price shall not be reduced and the affected Title Defect Property shall be transferred to (or if after Closing, retained by) Purchaser notwithstanding and subject to such Title Defect;

(b) at or prior to Closing, Seller shall have the right, but not the obligation, to elect to exclude the affected Title Defect Property from the transactions contemplated hereby, in which event such Title Defect Property and all Assets directly relating thereto (but only to the extent relating thereto) shall be excluded from the transactions contemplated hereby and the Purchase Price shall be reduced by the Allocated Value of such Title Defect Property and related Assets; or

(c) if both Section 4.4(a) and Section 4.4(b) above are not applicable, the affected Title Defect Property shall be transferred to (or if after Closing, retained by) Purchaser notwithstanding and subject to the Title Defect and the Purchase Price shall be reduced by the Title Defect Amount of such Title Defect Property as determined in accordance with Section 4.5 below.

Except for Purchaser’s (i) rights under the special warranty of title to the Wells contained in Section 4.2(b) and (ii) rights to terminate this Agreement pursuant to Section 15.1(d), the provisions set forth in this Section 4.4 shall be the sole and exclusive right and remedy of Purchaser with respect to any Title Defect or any other title matter with respect to any Asset and Purchaser hereby waives all other rights and remedies.

Section 4.5 Title Defect Amounts. The amount by which the Allocated Value of an affected Title Defect Property is reduced as a result of the existence of a Title Defect shall be the “Title Defect Amount” and shall be determined in accordance with the following:

(a) if the Title Defect results in complete failure of title to a Title Defect Property with the effect that Seller has no ownership interest in that Title Defect Property to which an individual Allocated Value is assigned, then the Purchase Price shall be decreased by the Allocated Value for that Title Defect Property;

(b) if the Title Defect is a decrease in Net Revenue Interest from the Net Revenue Interest set forth in Exhibit B for a Title Defect Property, then the Title Defect Amount shall be equal to the product of the Allocated Value of that Title Defect Property multiplied by a fraction, the numerator of which is the amount of Net Revenue Interest set forth in Exhibit B for that Title Defect Property less the actual amount of the Net Revenue Interest for such Title Defect Property and the denominator of which is the Net Revenue Interest set forth in Exhibit B for that Title Defect Property;

(c) if the Title Defect is a lien, encumbrance or other charge on the Assets that is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to be paid to remove the Title Defect (but never more than the Allocated Value of the affected Title Defect Property);

(d) if Purchaser and Seller agree on the Title Defect Amount, then that amount shall be the Title Defect Amount;

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(e) if the Title Defect represents an obligation, Encumbrance upon or other defect in title to the Title Defect Property of a type not described above, then the Title Defect Amount shall be determined by taking into account the Allocated Value of the Title Defect Property, the portion of the Title Defect Property affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Title Defect Property, the values placed upon the Title Defect by Purchaser and Seller and such other reasonable factors as are necessary to make a proper evaluation; provided, however, that if such Title Defect is reasonably capable of being cured, then the Title Defect Amount shall not be greater than the reasonable cost and expense of curing such Title Defect;

(f) the Title Defect Amount with respect to a Title Defect Property shall be determined without duplication of any costs or losses included in another Title Defect Amount hereunder;

(g) if a Title Defect does not affect a Title Defect Property throughout the entire remaining productive life of such Title Defect Property, such fact shall be taken into account in determining the Title Defect Amount; and

(h) notwithstanding anything to the contrary herein, the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any single Title Defect Property shall not exceed the Allocated Value of such Title Defect Property.

Section 4.6 Title Limitations. Notwithstanding anything to the contrary, (a) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any individual Title Defect for which the Title Defect Amount does not exceed One Half Percent (0.5%) of the Purchase Price (the “Individual Title Defect Threshold”); and (b) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any Title Defect that exceeds the Individual Title Defect Threshold unless the sum of the Title Defect Amounts of all such Title Defects that exceed the Individual Title Defect Threshold (excluding any Title Defects cured by Seller) exceeds Two and One Half Percent (2.5%) of the Purchase Price (the “Aggregate Title Defect Deductible”), after which point Purchaser shall be entitled to adjustments to the Purchase Price or other remedies only with respect to such Title Defects in excess of such Aggregate Title Defect Deductible (after reducing the value of each such Title Defect by the Individual Title Defect Threshold). For the avoidance of doubt, if Seller elects to exclude a Title Defect Property affected by a Title Defect from the transactions contemplated hereby pursuant to the remedy set forth in Section 4.4(b) or indemnify Purchaser with respect to any Title Defect pursuant to the remedy set forth in Section 4.4(a), then, after such election, the Title Defect Amount and related Purchase Price adjustment relating to such excluded Assets or such Assets for which Seller has provided an indemnity to Purchaser will not be counted towards the Aggregate Title Defect Deductible or for purposes of Section 8.4 and Section 9.4.

Section 4.7 Title Benefits. If Seller determines that the ownership of any Well entitles Seller to a larger net revenue interest or a smaller working interest (without a corresponding decrease in the net revenue interest) than that set forth on Exhibit B (a “Title Benefit”), then Seller shall notify Purchaser of such increase in writing on or before the Defect Notice Date, describing in such notice with reasonable detail each alleged increase so discovered and a reasonable estimate of the value attributable to the applicable Title Benefit. Purchaser shall also promptly furnish Seller with written notice of any Title Benefit that is discovered prior to the Defect Notice Date by any of Purchaser’s or any of its Affiliate’s employees, title attorneys, landmen or other title examiners while conducting Purchaser’s due diligence with respect to the Assets. The amount of any such Title Benefit (each, a “Title Benefit Amount”) shall be determined in the same manner as provided in Section 4.5 with respect to Title Defects.

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Section 4.8 Preferential Purchase Rights and Consents to Assign.

(a) Seller, within fifteen (15) days following the date of execution of this Agreement, shall send to each holder of (i) a preferential purchase right pertaining to any of the Assets (a “Preferential Right”) and (ii) a right to consent to assignment pertaining to the Assets and the transactions contemplated hereby, a notice seeking a waiver of such Preferential Right or such holder’s consent to the transactions contemplated hereby, as applicable, in accordance with the contractual provisions applicable to such right. In no event shall Seller be required to incur any liability or pay any money in order to be in to obtain any such waiver or consent. Purchaser shall cooperate with Seller in seeking to obtain such waivers of Preferential Rights and consents to assignment and will provide any additional collateral or security to meet reasonable financial requirements demanded by counterparties in order to obtain waivers of Preferential Rights and consents from such counterparties.

(b) If, prior to Closing, any holder of a Preferential Right notifies Seller that it intends to consummate the purchase of the Assets to which its Preferential Right applies or the time for exercising a Preferential Right has not expired and such Preferential Right has not been exercised or waived, then those Assets subject to such Preferential Right shall be excluded from the Assets to be conveyed to Purchaser under this Agreement (together with all Assets directly relating thereto but only to the extent relating thereto), and the Purchase Price shall be reduced by the Allocated Values of all such excluded Assets and in such event, Seller shall be entitled to all proceeds paid by any Person exercising such Preferential Right. If such holder of such Preferential Right thereafter fails to consummate the purchase of the Assets subject to such Preferential Right in accordance with the terms thereof, the time for exercising such Preferential Right has expired and such Preferential Right has not been exercised, or the Preferential Right has been waived, (i) Seller shall so notify Purchaser, (ii) Purchaser shall purchase, on or before ten (10) Business Days following receipt of such notice, such Assets that were so excluded from the Assets to be assigned to Purchaser at Closing, for a price equal to the amount by which the Purchase Price was reduced at Closing with respect to such excluded Assets and on the same other terms of this Agreement, including the adjustments in accordance with Section 3.2 and Section 3.3, and (iii) Seller shall assign to Purchaser such Assets so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment.

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(c) If Seller fails to obtain a Required Consent prior to Closing, then, in each case, the Asset affected by such un-obtained Required Consent (together with all Assets directly relating thereto but only to the extent relating thereto) shall be excluded from the Assets to be assigned to Purchaser at Closing, and the Purchase Price shall be reduced by the Allocated Value of such Assets so excluded. In the event that any such Required Consent (with respect to Assets excluded pursuant to this Section 4.8(c)) that was not obtained prior to the Closing Date is obtained within ninety (90) days following the Closing Date, then, within ten (10) Business Days after such Required Consent is obtained, (i) Seller shall so notify Purchaser, (ii) Purchaser shall purchase, on or before ten (10) Business Days following receipt of such notice, such Assets that were so excluded from the Assets to be assigned to Purchaser at Closing, for a price equal to the amount by which the Purchase Price was reduced at Closing with respect to such excluded Assets and on the same other terms of this Agreement, including the adjustments in accordance with Section 3.2 and Section 3.3, and (iii) Seller shall assign to Purchaser the Assets so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment. If, prior to Closing, Seller fails to obtain a consent to assign and such consent to assign is not a Required Consent, then the Assets subject to such un-obtained consent shall be assigned by Seller to Purchaser at Closing as part of the Assets and Purchaser shall have no claim against Seller, Purchaser hereby releases and indemnifies the Seller Parties from any Losses relating to the failure to obtain such consent, and Purchaser shall be solely responsible for any and all Losses arising from the failure to obtain such consent.

Section 4.9 Environmental Assessment.

(a) Prior to the Defect Notice Date, and upon reasonable prior notice to Seller (and notice and consent of the operator(s) of any of the Assets not operated by Seller or its Affiliates), and subject to the other provisions of this Section 4.9 and the indemnity provisions of Section 7.4 below, Purchaser shall have the right to enter upon the Assets, inspect the same and conduct such tests, examinations, investigations, and studies as may be necessary or appropriate to determine the environmental condition of the Assets (“Purchaser’s Environmental Assessment”). Any such entry onto the Assets is subject to all third-party restrictions, if any, and to Seller’s safety, health and environmental policies and procedures, including drug, alcohol and firearms restrictions, and shall be at Purchaser’s sole risk and expense. Purchaser shall coordinate its access rights, environmental property assessments and physical inspections of the Assets with Seller and all third party operators, as applicable, to minimize any inconvenience to or interruption of the conduct of business by Seller or any such third party operator.

(b) Notwithstanding anything herein to the contrary, for anything other than a Phase I environmental property assessment, Purchaser must obtain Seller’s prior written consent (which consent may be withheld in Seller’s sole discretion) and any third party operator’s consent as to the scope of any proposed environmental assessment, including testing protocols.

(c) In conducting any assessment or inspection of the Assets, Purchaser shall not operate any equipment or (except with the prior written consent of Seller, which consent may be withheld in Seller’s sole discretion, and any third party operator’s consent) conduct any testing or sampling of soil, groundwater or other materials (including any testing or sampling for hazardous substances or NORM).

(d) Seller or Seller’s designee shall have the right to be present during any stage of any inspection or assessment by Purchaser on the Assets.

(e) During all periods prior to Closing that Purchaser or any of its representatives (including Purchaser’s environmental consulting or engineering firm) are on the Assets, Purchaser shall maintain, at its sole cost and expense, and with insurers reasonably satisfactory to Seller, policies of insurance of the types and in the amounts reasonably requested by Seller. Coverage under all insurance required to be carried by Purchaser hereunder will be primary insurance. Upon request by Seller, Purchaser shall provide evidence of such insurance to Seller prior to entering the Assets.

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(f) Within five (5) days of Purchaser’s receipt (if performed by a third party) or completion thereof (if performed by Purchaser), Purchaser shall deliver to Seller copies of all final reports, results, data and analyses of Purchaser’s Environmental Assessment. Seller shall have no confidentiality obligation with regard to such information so provided and Seller shall not be deemed (by Seller’s receipt of said documents or otherwise) to have made any representation or warranty, express, implied or statutory, as to the condition of the Assets or to the accuracy of said documents or the information contained therein. All information and material collected during Purchaser’s Environmental Assessment, together with all final reports, results, data and analyses thereof and all other information provided to the Seller by Purchaser in the course of Purchaser’s Environmental Assessment and the results thereof will be subject to the Confidentiality Agreement.

(g) Upon completion of Purchaser’s due diligence, Purchaser shall at its sole cost and expense and without any cost or expense to Seller or its Affiliates, (i) repair all damage done to the Assets (including the real property and other assets associated therewith) in connection with Purchaser’s due diligence investigation, (ii) restore the Assets (including the real property and other assets associated therewith) to at least the approximate same condition than they were prior to commencement of Purchaser’s due diligence investigation, and (iii) remove all equipment, tools or other property brought onto the Assets in connection with such due diligence investigation. Any disturbance to the Assets (including the real property and other assets associated therewith) resulting from the due diligence investigation conducted by or on behalf of Purchaser will be promptly corrected by Purchaser.

Section 4.10 Environmental Defect Notice. If Purchaser determines, as a result of Purchaser’s Environmental Assessment or otherwise that there exists an Environmental Defect, Purchaser shall notify Seller thereof in writing as soon as practicable after Purchaser has knowledge thereof, but in any event prior to the Defect Notice Date (each an “Environmental Defect Notice”). For all purposes of this Agreement and notwithstanding anything herein to the contrary, Purchaser shall be deemed to have waived, and Seller shall have no liability for, any Environmental Defect that Purchaser fails to assert as an Environmental Defect by an Environmental Defect Notice received by Seller on or before the Defect Notice Date. To be effective, each Environmental Defect Notice shall include: (a) a detailed description of the alleged Environmental Defect, (b) the Well or other Asset affected by such Environmental Defect (each an “Environmental Defect Property”), (c) the Allocated Value of such Environmental Defect Property, (d) supporting documents reasonably necessary for Seller to verify the existence of the asserted Environmental Defect, (e) the specific Environmental Law that is applicable to the Environmental Defect and the violation of such Environmental Law and (f) Purchaser’s good faith estimate of the Remediation Amount. Purchaser’s calculation of the Remediation Amount included in the Environmental Defect Notice for any alleged Environmental Defect must describe in reasonable detail the Remediation proposed for such Environmental Defect and identify all assumptions used by Purchaser in calculating the Remediation Amount with respect thereto, including the standards that Purchaser asserts must be met to comply with Environmental Laws. Seller shall have the right but not the obligation to attempt to Remediate any Environmental Defect Property and, if Seller so elects, then Seller shall have sixty (60) days following Closing in which to Remediate, at Seller’s cost, the Environmental Defect. No adjustment to the Purchase Price will be made at Closing for any Environmental Defect that Seller elects to attempt to cure pursuant to this Section 4.10 and the affected Environmental Defect Property shall be assigned to Purchaser. If such Environmental Defect Property has not been Remediated at the end of such sixty (60) day period, then (except as provided in Section 4.11(a) or Section 4.11(b)) an adjustment to the Purchase Price in an amount equal to the applicable Remediation Amount will be made as part of the Final Settlement Statement.

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Section 4.11 Remedies for Environmental Defects. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect and/or the Remediation Amount asserted with respect thereto and subject to the Individual Environmental Defect Threshold and the Aggregate Environmental Defect Deductible, with respect to any Environmental Defect asserted by Purchaser that (i) Seller does not elect to attempt to Remediate or (ii) Seller elects to attempt to Remediate and fails to Remediate within sixty (60) days after Closing:

(a) Seller shall have the right, but not the obligation, to elect to indemnify Purchaser against all Losses resulting from such Environmental Defect pursuant to an indemnity agreement in a form mutually agreeable to the Parties, in which event the Purchase Price shall not be reduced and the affected Environmental Defect Property shall be transferred to (or if after Closing, retained by) Purchaser notwithstanding and subject to such Environmental Defect;

(b) at or prior to the Closing, Seller shall have the right, but not the obligation, to elect to exclude the Asset subject to the Environmental Defect from the transactions contemplated hereby, in which event such Asset and all Assets directly relating thereto (but only to the extent relating thereto) shall be excluded from the transactions contemplated hereby and the Purchase Price shall be reduced by the Allocated Value of such Asset and related Assets; or

(c) if both Section 4.11(a) and Section 4.11(b) above are not applicable, the affected Environmental Defect Property shall be transferred to (or if after Closing, retained by) Purchaser notwithstanding and subject to the Environmental Defect, and the Purchase Price shall be reduced by an amount equal to the Remediation Amount for the affected Environmental Defect Property.

Except for Purchaser’s rights to terminate this Agreement pursuant to Section 15.1(d), the provisions set forth in this Section 4.11 shall be the exclusive right and remedy of Purchaser with respect to any Environmental Defect or the environmental condition of any Asset and Purchaser hereby waives all other rights and remedies.

Section 4.12 Environmental Limitations. Notwithstanding anything to the contrary, (a) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any individual Environmental Defect for which the Remediation Amount does not exceed One Half Percent (.5%) of the Purchase Price (the “Individual Environmental Defect Threshold”); and (b) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for any Environmental Defect that exceeds the Individual Environmental Defect Threshold unless the sum of all Remediation Amounts of all Environmental Defects that exceed the Individual Environmental Defect Threshold (excluding any Environmental Defects Remediated by Seller) exceeds Two and One Half Percent (2.5%) of the Purchase Price (the “Aggregate Environmental Defect Deductible”), after which point Purchaser shall be entitled to adjustments to the Purchase Price or other remedies only with respect to such Environmental Defects in excess of such Aggregate Environmental Defect Deductible (after reducing the value of each such Environmental Defect by the Individual Environmental Defect Threshold). For the avoidance of doubt, if Seller elects to exclude an Asset affected by an Environmental Defect from the transactions contemplated hereby pursuant to the remedy set forth in Section 4.11(b) or indemnify Purchaser with respect to any Environmental Defect pursuant to the remedy set forth in Section 4.11(a), then, after such election, the Remediation Amount for such Environmental Defect and related Purchase Price adjustment relating to such excluded Assets or such Assets for which Seller has provided an indemnity to Purchaser will not be counted towards the Aggregate Environmental Defect Deductible or for purposes of Section 8.4 and Section 9.4.

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Section 4.13 Casualty Loss.

(a) Notwithstanding anything herein to the contrary from and after the Effective Time, subject to the remaining provisions of this Section 4.13, if Closing occurs, Purchaser shall assume all risk of loss with respect to production of Hydrocarbons through normal depletion (including watering out of any Well, collapsed casing or sand infiltration of any Well) and the depreciation of all Wells and/or personal property due to ordinary wear and tear, in each case, with respect to the Assets.

(b) If, after the date of the execution of this Agreement but prior to the Closing Date, any portion of the Assets is destroyed or taken in connection with a Casualty Loss and the loss in value of such Assets as a result of such Casualty Loss (net to Seller’s interest in the Assets), in the aggregate, exceeds Ten Percent (10%) of the Purchase Price, then, subject to Section 15.1(d), Purchaser shall nevertheless be required to close and Seller shall elect by written notice to Purchaser prior to Closing: (i) with Purchaser’s consent, to cause the Assets adversely affected by any such Casualty Loss to be repaired or restored to at least their condition prior to such Casualty Loss, at Seller’s sole cost and expense, as promptly as reasonably practicable (which repair or restoration may extend after Closing), (ii) to exclude the Assets adversely affected by such Casualty Loss and any Asset related thereto (to the extent so related) and reduce the Purchase Price by the Allocated Value of such excluded Assets or (iii) to assign the Assets adversely affected by such Casualty Loss and reduce the Purchase Price by the loss in value of such Assets as a result of such Casualty Loss. In each case, Seller shall retain all right, title and interest (if any) in insurance claims, unpaid awards and other rights (in each case) against third parties arising out of such Casualty Loss with respect to the Assets, except to the extent the Parties otherwise agree in writing.

(c) If, after the date of the execution of this Agreement but prior to the Closing Date, any Casualty Loss occurs, and the loss in value of the Assets as a result of such Casualty Loss (net to Seller’s interest in the Assets), in the aggregate, is equal to or less than Ten Percent (10%) of the Purchase Price, then, subject to Section 15.1(d), Purchaser shall nevertheless be required to close and Seller, at Closing, shall pay to Purchaser all sums received by Seller from unaffiliated third parties by reason of such Casualty Losses insofar as with respect to the Assets and Seller shall assign, transfer and set over to Purchaser or subrogate Purchaser to all of Seller’s right, title and interest (if any) in unpaid awards and other rights (in each case) against unaffiliated third parties (excluding, for the avoidance of doubt, any Losses against any member of the Seller Parties) arising out of such Casualty Losses insofar as with respect to the Assets (provided, however, that Seller shall reserve and retain all rights, title, interests and claims against such third parties for the recovery of Seller’s costs and expenses incurred prior to Closing in pursuing or asserting any such insurance claims or other rights against such third parties with respect to any such Casualty Loss).

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(d) Notwithstanding the foregoing, if the Casualty Loss consists of any taking under condemnation or eminent domain, the Purchase Price shall be reduced by the Allocated Value of such Assets so taken.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser as follows:

Section 5.1 Organization, Existence and Qualification. Seller is an entity duly formed and validly existing under the Laws of the State of Texas and in good standing under the laws of the State of Texas. Seller has all requisite power and authority to own and operate the Assets and to carry on its business with respect thereto as currently conducted. Seller is duly licensed or qualified to do business as a limited liability company in all jurisdictions in which the Assets are located, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

Section 5.2 Authority, Approval and Enforceability. Seller has the power and authority to enter into and perform this Agreement and all Transaction Documents to be delivered at Closing by Seller and the transactions contemplated hereby and thereby. The execution, delivery and performance by Seller of this Agreement have been, and the Transaction Documents to which Seller is a party will be at Closing, duly and validly authorized and approved by all necessary corporate action on the part of Seller. This Agreement is, and the Transaction Documents to which Seller is a party when executed and delivered by Seller will be, the valid and binding obligation of Seller and enforceable against Seller in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 5.3 No Conflicts. Assuming the receipt of all applicable consents and approvals in connection with the transactions contemplated hereby and the waiver of, or compliance with, all Preferential Rights applicable to the transactions contemplated hereby, the execution, delivery and performance of this Agreement, and the Transaction Documents to be delivered by Seller at Closing, by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby, will not (a) violate any provision of the organizational documents of Seller, (b) violate, or result in the creation of any Encumbrance under, any material agreement or instrument to which Seller is a party or by which Seller or any of the Assets are bound, (c) violate any judgment, order, ruling, or decree applicable to Seller as a party in interest, or (d) violate any Law applicable to Seller relating to the Assets, except in the case of subsection (b), (c) or (d) where such violation would not reasonably be expected to have a Material Adverse Effect.

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Section 5.4 Asset Taxes. To Seller’s Knowledge, except as set forth on Schedule 5.4, (a) all tax returns relating to or prepared in connection with material Asset Taxes that are required to be filed by Seller have been timely filed and all such tax returns are correct and complete in all material respects and (b) all material Asset Taxes that are or have become due have been timely paid in full, and Seller is not delinquent in the payment of any such Taxes, or, in either case, such Taxes are currently being contested in good faith by Seller.

Section 5.5 Bankruptcy. There are no bankruptcy or receivership proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened in writing against Seller.

Section 5.6 Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the Code.

Section 5.7 Brokers. Neither Seller nor any of its Affiliates has incurred any obligation or liability for brokers’ or finders’ fees relating to the transactions contemplated hereby for which Purchaser or any of its Affiliates will be liable or have any responsibility.

Section 5.8 Preferential Rights. To Seller’s Knowledge, except as set forth in Schedule 5.8, there are no Preferential Rights that are applicable to the transfer of the Assets by Seller to Purchaser.

Section 5.9 Litigation. Except as set forth in Schedule 5.9 or as would not reasonably be expected to have a Material Adverse Effect, as of the date of the execution of this Agreement, there is no suit, action or litigation by or before any governmental authority, and no arbitration proceedings, (in each case) pending and served on Seller, or, to Seller’s Knowledge, threatened in writing, against Seller (in each case) with respect to the Assets.

Section 5.10 Current Commitments. To Seller’s Knowledge, Schedule 5.10 sets forth, as of the date of the execution of this Agreement, all authorities for expenditures (“AFEs”) that (a) relate to drilling or reworking a Well, or (b) are in excess of one hundred thousand dollars ($100,000.00), net to Seller’s interest in the Assets.

Section 5.11 Suspense Funds. Except as set forth in Schedule 5.11, as of the date set forth on such Schedules, neither Seller nor its Affiliates holds (in escrow or otherwise) any Suspense Funds.

Section 5.12 Consents. Except (a) as set forth on Schedule 5.12, (b) for Customary Post-Closing Consents, (c) under Existing Contracts that are terminable without penalty upon not greater than ninety (90) days’ notice, (d) the requirements of any maintenance of uniform interest provisions contained in any operating or other agreements and (e) for any preferential purchase rights applicable to the transactions contemplated by this Agreement that are set forth on Schedule 5.8, there are, to Seller’s Knowledge, no Required Consents or other material consents to assignment or other similar restrictions on assignment, in each case that would be applicable in connection with the transfer of the Assets or the consummation of the transactions contemplated by this Agreement by Seller, except where, under the express terms thereof, such Required Consents may not be unreasonably withheld.

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Section 5.13 Payment of Royalties. Except as would not reasonably be expected to have a Material Adverse Effect or for such items that are being held in suspense as permitted by Law, to Seller’s Knowledge, Seller has paid or caused to be paid all royalties (including lessor’s royalties), overriding royalties, and other burdens upon, measured by, or payable out of production from Seller with respect to its interest in the Assets or if not paid, is contesting same in good faith in the normal course of business.

Section 5.14 Imbalances. There are no Imbalances attributable to Seller’s (or its Affiliates’) interest in the Wells, whether such Imbalance arose before or after the Effective Time.

Notwithstanding the foregoing, to the extent that Seller has made any representations or warranties in this ARTICLE V in connection with matters relating to any Assets not operated by Seller, each and every such representation and warranty shall be deemed to be qualified by the phrase “To Seller’s Knowledge” to the extent such individual representations or warranties does not already contain such qualification.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller as follows:

Section 6.1 Organization, Existence and Qualification. Purchaser is an entity duly formed and validly existing under the Laws of the State of Wyoming and in good standing under the laws of the State of Wyoming. Purchaser has all requisite power and authority to own and operate its property (including interests in the Assets following Closing) and to carry on its business with respect thereto. Purchaser is duly licensed or qualified to do business as a corporation in all jurisdictions in which the Assets are located, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on Purchaser’s ability to consummate the transactions contemplated by this Agreement and perform its obligations hereunder.

Section 6.2 Authority, Approval and Enforceability. Purchaser has the power and authority to enter into and perform this Agreement and all Transaction Documents to be delivered at Closing by Purchaser and the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement have been, and the Transaction Documents to which Purchaser is a party will be at Closing, duly and validly authorized and approved by all necessary corporate action on the part of Purchaser. This Agreement is, and the Transaction Documents to which Purchaser is a party when executed and delivered by Purchaser will be, the valid and binding obligation of Purchaser and enforceable against Purchaser in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

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Section 6.3 No Conflicts. The execution, delivery and performance of this Agreement, and the Transaction Documents to be delivered by Purchaser at Closing, by Purchaser, and the consummation by Purchaser of the trans actions contemplated hereby and thereby, will not (a) violate any provision of the organizational documents of Purchaser, (b) violate or result in the creation of any Encumbrance under any material agreement or instrument to which Purchaser is a party or by which its assets are subject (c) violate any judgment, order, ruling, or decree applicable to Purchaser as a party in interest, or (d) violate any Law applicable to Purchaser, except in the case of subsection (b), (c) or (d) where such violation would not reasonably be expected to have a material adverse effect on Purchaser’s ability to consummate the transactions contemplated by this Agreement and perform its obligations hereunder.

Section 6.4 Bankruptcy. There are no bankruptcy or receivership proceedings pending, being contemplated by or, to Purchaser’s Knowledge, threatened in writing against Purchaser.

Section 6.5 Brokers. Neither Purchaser nor any of its Affiliates has incurred any obligation or liability for brokers’ or finders’ fees relating to the transactions contemplated hereby for which Seller or any of its Affiliates will be liable or have any responsibility.

Section 6.6 Consents. There are no requirements for consents or approvals from third parties in connection with the consummation by Purchaser of the transactions contemplated by this Agreement.

Section 6.7 No Distribution. Purchaser is acquiring the Assets for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933, as amended (and the rules and regulations pertaining thereto), or in violation of any other applicable securities Laws.

Section 6.8 Knowledge and Experience. Purchaser is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities. In making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has solely relied (a) on the representations and warranties of Seller set forth in ARTICLE V and (b) on its own independent investigation and evaluation of the Assets and the advice of its own legal, Tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments, statements, projections or other material made or given by any representative, consultant or advisor of Seller. Purchaser hereby acknowledges that, other than the representations and warranties made by Seller in ARTICLE V and the special warranty of title with respect to the Wells, neither Seller nor any representatives, consultants or advisors of Seller or its Affiliates will make or have made any representation or warranty, express or implied, at Law or in equity, with respect to the Assets. Purchaser is able to bear the risks of the acquisition of the Assets, and assumption of the obligations, in accordance with and as set forth in this Agreement, and understands the risks of, and other considerations relating to, a purchase of the Assets.

Section 6.9 Regulatory. No later than five (5) days prior to the Scheduled Closing Date and continually thereafter Purchaser shall be qualified to own and assume operatorship of oil, gas and mineral leases in all jurisdictions where the Assets are located, and the consummation of the transactions contemplated by this Agreement will not cause Purchaser to be disqualified as such an owner or operator. To the extent required by any applicable Laws, Purchaser shall, as of the Scheduled Closing Date, (a) hold all lease bonds and any other surety or similar bonds as may be required by, and in accordance with, all applicable Laws governing the ownership and operation of the Assets and (b) have filed any and all required reports necessary for such ownership and operation with all governmental authorities having jurisdiction over such ownership and operation.

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Section 6.10 Funds. Purchaser has, and at the Closing will have, such funds as are necessary for the payment of the Purchase Price and the consummation by Purchaser of the transactions contemplated hereby, including the performance of all of Purchaser’s obligations hereunder.

ARTICLE VII
PRE-CLOSING COVENANTS OF THE PARTIES

Section 7.1 Operations.

(a) Except (w) as set forth in Schedule 7.1, (x) for the operations covered by the AFEs described in Schedule 5.10, (y) as required in the event of an emergency to protect life, property or the environment, and (z) as expressly contemplated by this Agreement or as expressly consented to in writing by Purchaser (which consent shall not be unreasonably delayed, withheld or conditioned), Seller shall, during the Interim Period:

(i) operate or, in the case of those Assets not operated by Seller or its Affiliates, use its commercially reasonable efforts to cause to be operated, the Assets in the usual, regular and ordinary manner consistent with past practice, subject to (A) Seller’s right to comply with the terms of the Leases, Existing Contracts, applicable Laws and requirements of governmental authorities and (B) interruptions resulting from force majeure, mechanical breakdown and planned maintenance; and

(ii) maintain, or cause to be maintained, the books of account and Records relating to the Assets in the usual, regular and ordinary manner and in accordance with the past practices of Seller.

(b) Except (w) as set forth in Schedule 7.1, (x) for the operations covered by the AFEs described in Schedule 5.10, (y) as required in the event of an emergency to protect life, property or the environment, and (z) as expressly contemplated by this Agreement or as expressly consented to in writing by Purchaser (which consent shall not be unreasonably delayed, withheld or conditioned), Seller shall not, during the Interim Period:

(i) terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, extend or surrender any rights under any Lease or Right-of-Way; provided that Seller shall be permitted to amend any Lease to increase its pooling authority;

(ii) subject to Section 7.1(d), propose or approve any individual AFE or similar request under any Existing Contract (other than those expressly required under the terms of any Existing Contract or by any order of a governmental authority) that would reasonably be estimated to require expenditures by Seller (net to its interest) in excess of one hundred fifty thousand dollars ($150,000.00).

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(iii) transfer, sell, mortgage, pledge or dispose of any material portion of the Assets other than the (A) sale and/or disposal of Hydrocarbons in the ordinary course of business and (B) sales of equipment that is no longer necessary in the operation of the Assets or for which replacement equipment has been obtained; or

(iv) commit to do any of the foregoing.

(c) Purchaser acknowledges Seller owns undivided interests in certain of the properties comprising the Assets that it is not the operator thereof (the “Non-Op Properties”), and Purchaser agrees that the acts or omissions of the other Working Interest owners (including the operators) who are not Seller or any Affiliates of Seller shall not constitute a breach by Seller of the provisions of this Section 7.1, nor shall any action required by a vote of Working Interest owners constitute such a breach so long as Seller has voted its interest in a manner that complies with the provisions of this Section 7.1.

(d) Purchaser acknowledges that, other than the Non-Op Properties, the Wells are operated by Eagle Oil & Gas Co. (“Eagle”), an Affiliate of Seller. Within five (5) Business Days after Closing, Seller shall send notices to co-owners of those Assets that Eagle currently operates indicating that Eagle is resigning as operator, effective upon the Closing Date, and recommending that Purchaser be elected successor operator. While Purchaser acknowledges that it desires to succeed Eagle as operator of those Assets of portion thereof that Eagle may presently operate, Purchaser acknowledges and agrees that Seller cannot and does not covenant or warrant that Purchaser shall become successor operator of such Assets since the Assets or portions thereof may be subject to operating or other agreements that control the appointment of a successor operator. Seller agrees, however, that as to the Assets that Eagle operates, Seller shall use commercially reasonable efforts to support Purchaser’s efforts to become successor operator of such Assets (to the extent permitted under any applicable joint operating agreement) effective as of the Closing (as Purchaser’s sole cost and expense) and to designate or appoint, to the extent legally possible and permitted under any applicable joint operating agreement, Purchaser as successor operator of such Assets effective as of the Closing.

(e) With respect to any AFE or similar request received by Seller that is estimated to cost in excess of one hundred fifty thousand dollars ($150,000.00), Seller shall forward such AFE to Purchaser as soon as is reasonably practicable and thereafter the Parties shall consult with each other regarding whether or not Seller should elect to participate in such operation. Purchaser agrees that it will (i) timely respond to any written request for consent pursuant to this Section 7.1(d), and (ii) consent to any written request for approval of any AFE or similar request that Purchaser reasonably considers to be economically viable. In the event the Parties are unable to agree within ten (10) days (unless a shorter time, not to be less than 48 hours, is reasonably required by the circumstances and the applicable joint operating agreement and such shorter time is specified in Seller’s request for consent) of Purchaser’s receipt of any consent request as to whether or not Seller should elect to participate in such operation, Seller’s decision shall control and such operation shall be deemed to have been consented to by Purchaser.

Section 7.2 Governmental Bonds. Purchaser acknowledges that none of the bonds, letters of credit and guarantees, if any, posted by Seller or its Affiliates with governmental authorities and relating to the Assets are transferable to Purchaser. On or before the Closing Date, Purchaser shall obtain replacements for all such bonds, letters of credit and guarantees to the extent such replacements are necessary for Purchaser’s ownership and/or operation of the Assets. At Closing, Purchaser shall cause the cancellation of the bonds, letters of credit and guarantees posted by Seller of its Affiliates with respect to the Assets.

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Section 7.3 Amendment of Schedules. Purchaser agrees that, with respect to the representations and warranties of Seller contained in this Agreement, Seller shall have the continuing right until the Closing to add, supplement or amend the Schedules to its representations and warranties with respect to any matter hereafter arising or discovered which, if existing or known at the date of the execution of this Agreement or thereafter, would have been required to be set forth or described in such Schedules. For purposes of determining whether the conditions set forth in ARTICLE VIII have been fulfilled, the Schedules to Seller’s representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the date of the execution of this Agreement and shall be deemed to exclude all information contained in any addition, supplement or amendment thereto; provided, however, that if the Closing shall occur, then all matters disclosed pursuant to any such addition, supplement or amendment at or prior to the Closing shall be waived and Purchaser shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement or otherwise.

Section 7.4 Indemnity Regarding Access. Purchaser hereby defends, indemnifies and holds harmless each of the operators of the Assets and the Seller Group from and against any and all Losses arising out of, resulting from or relating to, any field visit, environmental property assessment, or other due diligence activity conducted by Purchaser or any Purchaser’s Affiliates or their respect representatives (including any environmental consultant or landman) with respect to the Assets, EVEN IF SUCH LOSSES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY A MEMBER OF THE SELLER GROUP PARTIES, EXCEPTING ONLY IN THE CASE OF THIS SECTION 7.4 LOSSES ACTUALLY RESULTING ON THE ACCOUNT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE SELLER GROUP. For the avoidance of doubt, this indemnity shall survive any termination of this Agreement, if applicable, and the Closing.

ARTICLE VIII
PURCHASER’S CONDITIONS TO CLOSING

The obligations of Purchaser to consummate the transactions provided for herein are subject, at the option of Purchaser, to the fulfillment by Seller or waiver by Purchaser, on or prior to Closing of each of the following conditions:

Section 8.1 Representations. Each of the representations and warranties of Seller set forth in ARTICLE V shall be true and correct in all respects on and as of the Closing Date, with the same force and without giving effect to any qualifiers as to materiality, including a Material Adverse Effect, as though such representations and warranties had been made or given on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except for those breaches, if any, of such representations and warranties that in the aggregate would not have a Material Adverse Effect.

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Section 8.2 Performance. Seller shall have performed or complied in all material respects with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Seller is required prior to or at the Closing Date.

Section 8.3 No Legal Proceedings. No suit, action, or other proceeding by any unaffiliated third party shall be pending by or before any governmental authority seeking to restrain, prohibit, enjoin, or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

Section 8.4 Title Defects, Environmental Defects and Casualty Loss. The sum of (a) the Title Defect Amounts of all uncured Title Defects exceeding the Individual Title Defect Threshold, plus (b) all Remediation Amounts for uncured Environmental Defects exceeding the Individual Environmental Defect Threshold, plus (c) the amount of loss in value of the Assets resulting from all Casualty Losses, as determined in accordance with Section 4.13, minus the aggregate Title Benefit Amounts of all Title Benefits as determined pursuant to Section 4.7, shall be less than Fifteen Percent (15%) of the Purchase Price.

Section 8.5 Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver at Closing) to Purchaser the documents required to be delivered by Seller at Closing.

ARTICLE IX
SELLER’S CONDITIONS TO CLOSING

The obligations of Seller to consummate the transactions provided for herein are subject, at the option of Seller, to the fulfillment by Purchaser or waiver by Seller on or prior to Closing of each of the following conditions:

Section 9.1 Representations. Each of the representations and warranties of Purchaser set forth in ARTICLE VI shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date).

Section 9.2 Performance. Purchaser shall have performed or complied in all material respects with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Purchaser is required prior to or at the Closing Date.

Section 9.3 No Legal Proceedings. No suit, action, or other proceeding by any unaffiliated third party shall be pending by or before any governmental authority seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

Section 9.4 Title Defects, Environmental Defects and Casualty Losses. The sum of (a) the Title Defect Amounts of all uncured Title Defects exceeding the Individual Title Defect Threshold, plus (b) all Remediation Amounts for uncured Environmental Defects exceeding the Individual Environmental Defect Threshold, plus (c) the amount of loss in value of the Assets resulting from all Casualty Losses, as determined in accordance with Section 4.13, minus the aggregate Title Benefit Amounts of all Title Benefits as determined pursuant to Section 4.7, shall be less than Fifteen Percent (15%) of the Purchase Price.

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Section 9.5 Closing Deliverables. Purchaser shall have delivered (or be ready, willing and able to deliver at Closing) to Seller the documents and other items required to be delivered by Purchaser at Closing.

ARTICLE X
CLOSING

Section 10.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall be held on or before July 22, 2022 (the “Scheduled Closing Date”), remotely; provided that if all of the conditions to that Closing are not satisfied as of the Scheduled Closing Date, then Closing shall be held three (3) Business Days after all such conditions have been satisfied or waived, or such other date as the Parties may mutually agree in writing, but in no event later than July 30, 2022 (the “Longstop Date”).

Section 10.2 Calculation of Adjusted Purchase Price. Not less than five (5) Business Days prior to the Closing, Seller shall prepare and submit to Purchaser for review a draft settlement statement (the “Preliminary Settlement Statement”) that shall set forth (a) the Adjusted Purchase Price, reflecting each adjustment made in accordance with this Agreement as of the date of preparation of such Preliminary Settlement Statement and the itemized calculation (recognizing that Seller may elect to use reasonable good faith estimates in the Preliminary Settlement Statement) and (b) the designation of Seller’s accounts for the wire transfers of funds at Closing. Within two (2) Business Days of receipt of the Preliminary Settlement Statement, Purchaser will deliver to Seller a written report containing all changes with the explanation therefor that Purchaser proposes to be made to the Preliminary Settlement Statement. The Preliminary Settlement Statement, as agreed upon by the Parties, will be used to adjust the Purchase Price at Closing; provided that if the Parties do not agree upon an adjustment set forth in the Preliminary Settlement Statement, then the amount of such adjustment used to adjust the Purchase Price at Closing shall be that amount set forth in the draft Preliminary Settlement Statement delivered by Seller to Purchaser pursuant to this Section 10.2. Final adjustments to the Purchase Price shall be made pursuant to Section 12.1 below.

Section 10.3 Failure to Close. If the conditions to Closing have been satisfied or waived on or before the Longstop Date, and either Party fails to close, the Party failing to close shall be deemed to have breached the obligations it has undertaken hereunder to perform at Closing, and shall be subject to the provisions of ARTICLE XV below.

Section 10.4 Closing Obligations. At the Closing:

(a) Seller and Purchaser shall execute, acknowledge and deliver the Assignment in sufficient duplicate originals to allow recording in all appropriate counties;

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(b) Seller and Purchaser shall execute and deliver assignments, on appropriate forms, of state, federal, tribal and other Leases of governmental authorities included in the Assets in sufficient counterparts to facilitate filing with the applicable governmental authorities;

(c) Seller and Purchaser shall acknowledge the Preliminary Settlement Statement;

(d) Seller shall deliver to Purchaser a non-foreign entity affidavit in the form of Exhibit E;

(e) Seller, if and as applicable, shall deliver all appropriate or required forms, applications, notices, permit transfers, declarations, to be filed with the appropriate governmental authorities having jurisdiction with respect to the transfer of operatorship to Purchaser of the Assets that are operated by Seller immediately prior to the Closing;

(f) Seller and Purchaser shall execute, acknowledge and deliver transfer orders or letters-in-lieu thereof in customary form prepared by Seller directing all purchasers of production to make payment to Purchaser of proceeds attributable to production from the Assets from and after Closing;

(g) Purchaser shall make the payment described in Section 3.4(b);

(h) Purchaser shall furnish evidence that all requirements to own and/or operate the Assets, including bonds and permits, from any governmental authority having jurisdiction, or as required by any Existing Contract, have been satisfied; and

(i) Seller and Purchaser shall execute such other instruments and take such other actions as may be necessary to carry out their respective obligations under this Agreement.

ARTICLE XI
POST-CLOSING OBLIGATIONS

Section 11.1 Assumed Obligations. Without limiting Purchaser’s rights to indemnity under Section 11.3 (if applicable), and subject to Seller’s retention of the Retained Liabilities as set forth in Section 11.3(a), if the Closing occurs, from and after Closing, Purchaser hereby assumes and agrees to fulfill, perform, pay and discharge all obligations and Losses, known or unknown, with respect to the Assets or the ownership, use or operation thereof, on or after the Effective Time, including obligations and Losses relating to the following (all of such obligations and Losses, the “Assumed Obligations”):

(a) the payment of owners of Working Interests, royalties, overriding royalties and other interests all revenues attributable thereto, including the Suspense Funds transferred to Purchaser in accordance with Section 12.2;

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(b) fully performing all plugging, decommissioning and abandonment obligations related to the Assets (the “Plugging and Abandonment Obligations”), regardless of whether such obligations are attributable to the ownership or operation of the Assets prior to, on, or after the Effective Time, in a good and workmanlike manner and in compliance with all Laws, including:

(i) the necessary and proper plugging, replugging, and abandonment of all wells on the Assets, whether plugged and abandoned prior to, on, or after the Effective Time;

(ii) the necessary and proper removal, abandonment, decommissioning, and disposal of all structures, pipelines, facilities, equipment, abandoned property, and junk located on or comprising part of the Assets;

(iii) the necessary and proper capping and burying of all flow lines and pipelines associated with the Assets and located on or comprising part of the Assets; and

(iv) the necessary and proper restoration of the property, both surface and subsurface, as may be required by Laws or contract;

(c) furnishing make-up gas according to the terms of applicable Existing Contracts, and to satisfy all other Imbalances, if any;

(d) the environmental and physical condition of the Assets, whether such condition existed prior to, on or after the Effective Time, including Environmental Defects, if any, with respect to the Assets, whether or not asserted by Purchaser in accordance with this Agreement, including the clean-up, restoration and remediation of the Assets in accordance with applicable Law, including all Environmental Laws;

(e) obligations or Losses under or imposed on the lessee, owner, or operator under the Leases, the Existing Contracts and applicable Laws; and

(f) storing, handling, transporting and disposing of or discharging all materials, substances and wastes from the Assets (including produced water, drilling fluids, NORM, and other wastes), whether present prior to, on or after the Effective Time, in accordance with applicable Laws and contracts.

Section 11.2 Purchaser’s Indemnity. Effective upon Closing, REGARDLESS OF FAULT, Purchaser shall protect, defend, indemnify and hold harmless the Seller Group from and against any and all Losses arising out of, attributable to, based upon or related to:

(a) any breach of any representation or warranty made by Purchaser in ARTICLE VI of this Agreement, or any covenant or agreement of Purchaser contained in this Agreement; or

(b) any of the Assumed Obligations.

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Section 11.3 Seller’s Indemnity. Effective upon Closing, REGARDLESS OF FAULT, Seller shall protect, defend, indemnify and hold harmless the Purchaser Group from and against any and all Losses arising out of, attributable to, based upon or related to:

(a) all obligations and Losses, known or unknown, with respect to the Assets or the ownership, use or operation thereof, prior to the Effective Time (“Retained Liabilities”); provided however that Buyer shall assume the Retained Liabilities two (2) years after Closing; and thereafter, all such Retained Liabilities shall be deemed Assumed Liabilities for all purposes herein;

(b) any breach of any representation or warranty made by Seller in ARTICLE V of this Agreement, or any covenant or agreement of Seller contained in this Agreement;

(c) the Excluded Assets;

(d) any personal injury or death attributable to Seller’s or its Affiliates’ operation of the Assets prior to the Effective Time, to the extent a claim relating thereto is asserted by third parties not Affiliated with Purchaser and for which Purchaser’s indemnity in Section 7.4 does not apply;

(e) the litigation and/or administrative proceedings set forth on Schedule 11.3(e); or

(f) matters related to taxes accruing prior to the Effective Time and more fully set forth in ARTICLE XIII.

Section 11.4 Regardless of Fault. The phrase “REGARDLESS OF FAULT” means WITHOUT REGARD TO THE CAUSE OR CAUSES OF ANY CLAIM, INCLUDING WHETHER OR NOT A CLAIM IS CAUSED IN WHOLE OR IN PART BY:

(a) THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE, PASSIVE, GROSS OR OTHERWISE) WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER FAULT OF ANY OF THE INDEMNIFIED PARTIES; AND/OR

(b) A PRE-EXISTING DEFECT, WHETHER PATENT OR LATENT, WITH RESPECT TO THE PROPERTY OF ANY OF THE PARTIES, THEIR AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES; AND/OR THE UNSEAWORTHINESS OF ANY VESSEL OR UNAIRWORTHINESS OF ANY AIRCRAFT OR MECHANICAL FAILURE OF ANY VEHICLE OF A PARTY, ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, WHETHER CHARTERED, LEASED, OWNED, OR FURNISHED OR PROVIDED BY ANY OF THE PARTIES, THEIR AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES.

Section 11.5 Limitation on Liability.

(a) Seller shall not have any liability for any indemnification under Section 11.3(a) for any individual Loss unless the amount of such Loss exceeds One Half Percent (.5%) of the Purchase Price, and (ii) until and unless the aggregate amount of all such Losses for which Claim Notices are delivered by Purchaser exceeds One Percent (1.0%) of the Purchase Price (the “Indemnity Deductible”) and then only to the extent such Losses exceed the Indemnity Deductible.

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(b) Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be required to indemnify the Purchaser Group (i) under Section 11.3(a) for aggregate Losses in excess of Fifteen Percent (15%) of the Purchase Price, and (ii) otherwise under the terms of this Agreement for aggregate Losses in excess of 100% of the Adjusted Purchase Price.

Section 11.6 Exclusive Remedy. Notwithstanding anything to the contrary contained in this Agreement, from and after the Closing, Section 4.8(c), Section 7.4, Section 11.2, Section 11.3, and Section 12.2 contain the Parties’ exclusive remedy against each other with respect to the transactions contemplated hereby and the sale of the Assets, including breaches of the representations, warranties, covenants and agreements of the Parties contained in this Agreement or in any document delivered pursuant to this Agreement.

Section 11.7 Indemnification Procedures. All claims for indemnification under Section 4.8(c), Section 7.4, Section 11.2, Section 11.3, and Section 12.2 shall be asserted and resolved as follows:

(a) For purposes of this ARTICLE XI, Section 4.8(c), Section 7.4 and Section 12.2, the term “Indemnifying Party” when used in connection with particular Losses shall mean the Party or Parties having an obligation to indemnify another Party or Parties with respect to such Losses pursuant to such sections, and the term “Indemnified Party” when used in connection with particular Losses shall mean the Party or Parties having the right to be indemnified with respect to such Losses by another Party or Parties pursuant to such sections.

(b) To make claim for indemnification under this ARTICLE XI, Section 4.8(c), Section 7.4 or Section 12.2, an Indemnified Party shall notify the Indemnifying Party of its claim under this Section 11.7, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by an unaffiliated third party against the Indemnified Party (a “Third Party Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has actual knowledge of the Third Party Claim and shall enclose a copy of all papers (if any) served with respect to the Third Party Claim; provided that the failure of any Indemnified Party to give notice of a Third Party Claim as provided in this Section 11.7 shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement, except to the extent (and then only to the extent) such failure materially prejudices the Indemnifying Party’s ability to defend against the Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its liability to defend the Indemnified Party against such Third Party Claim at the sole cost and expense of the Indemnifying Party. The Indemnified Party is authorized, prior to and during such thirty (30) day period, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party.

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(d) If the Indemnifying Party admits its liability, it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Party Claim. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof unless the compromise or settlement includes the payment of any amount by (because of the Indemnity Deductible or otherwise), the performance of any obligation by or the limitation of any right or benefit of, the Indemnified Party, in which event such settlement or compromise shall not be effective without the consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate in contesting any Third Party Claim which the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, at its own expense, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 11.7. An Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Party from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (other than as a result of money damages covered by the indemnity).

(e) If the Indemnifying Party does not admit its liability (which it will be deemed to have so done if it fails to timely respond) or admits its liability but fails to diligently prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend against the Third Party Claim at the sole cost and expense of the Indemnifying Party, with counsel of the Indemnified Party’s choosing, subject to the right of the Indemnifying Party to admit its liability and assume the defense of the Claim at any time prior to settlement or final determination thereof. If the Indemnifying Party has not yet admitted its liability for a Third Party Claim, the Indemnified Party shall send written notice to the Indemnifying Party of any proposed settlement and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its liability for the Third Party Claim and (ii) if liability is so admitted, reject, in its reasonable judgment, the proposed settlement.

(f) In the case of a claim for indemnification not based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Losses complained of, (ii) admit its liability for such Loss or (iii) dispute the claim for such Losses. If the Indemnifying Party does not notify the Indemnified Party within such thirty (30) day period that it has cured the Losses or that it disputes the claim for such Losses, then the Indemnifying Party shall be deemed to be disputing the claim for such Losses.

Section 11.8 Survival.

(a) The (i) representations and warranties of Seller in ARTICLE V (other than Seller’s representation in Section 5.4 which shall survive for the lesser of: (i) seven (7) years; (ii) the applicable statute of limitations; or (iii) the time for which Seller has owned the Assets) and (ii) the covenants and agreements of Seller contained herein to be performed prior to Closing, shall, in each case, survive the Closing for a period of two (2) years after the Closing Date. The representations, warranties, covenants and agreements of Purchaser contained herein shall survive without time limit.

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(b) Subject to Section 11.8 and except as set forth in Section 11.8(c), the remainder of this Agreement shall survive the Closing without time limit. Representations, warranties, covenants and agreements shall be of no further force and effect after the date of their expiration; provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to its expiration date.

(c) The indemnities in Section 11.2(a) and Section 11.3(b) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except, in each case, as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Party on or before such termination date. The indemnities in Section 11.3(a) shall survive the Closing for a period of two (2) years after the Closing Date. The indemnities in Section 11.3(d), Section 11.3(e), and Section 11.3(f) shall survive the Closing for a period of eighteen (18) months after the Closing Date. The indemnities in Section 11.2(b) and Section 11.3(c) shall survive the Closing without time limit.

Section 11.9 Waiver of Right to Rescission. Seller and Purchaser acknowledge that, following the Closing, the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to the transactions contemplated by this Agreement. As the payment of money shall be adequate compensation, following the Closing, Purchaser and Seller waive any right to rescind this Agreement or any of the transactions contemplated hereby.

Section 11.10 Non-Compensatory Damages . No Indemnified Parties shall be entitled to recover from an Indemnifying Party or its Affiliates any indirect, special, incidental, consequential, punitive, exemplary, remote or speculative damages or damages for lost profits of any kind arising under or in connection with this Agreement or the transactions contemplated hereby, except to the extent any such Party suffers such damages to a Third Party, which damages (including costs of defense and reasonable attorneys’ fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder.

Section 11.11 Insurance. The amount of any Losses for which any of the Purchaser Group or Seller Group is entitled to indemnification under this Agreement or in connection with or with respect to the transactions contemplated by this Agreement shall be reduced by any corresponding insurance proceeds actually received by any such indemnified Party under any insurance arrangements.

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ARTICLE XII
CERTAIN ADDITIONAL AGREEMENTS

Section 12.1 Post-Closing Settlement Statement.

(a) As soon as reasonably practicable after the Closing Date, but in no event longer than ninety (90) days after the Closing Date (the “Final Settlement Date”), Seller shall prepare, in accordance with this Agreement, and deliver to Purchaser, a final statement (the “Final Settlement Statement”) setting forth each adjustment to the Purchase Price in accordance with Section 3.2 and Section 3.3. The Final Settlement Statement also will include any adjustments necessary because Seller chose to attempt to cure a Title Defect under Section 4.3 of this Agreement. As soon as reasonably practicable, but in any event within thirty (30) days after receipt of the Final Settlement Statement, Purchaser shall return to Seller a written report containing any proposed changes to the Final Settlement Statement and an explanation of any such changes and the reasons therefor (the “Dispute Notice”). Purchaser’s failure to deliver to Seller a Dispute Notice detailing proposed changes to the Final Settlement Statement by such date shall be deemed to be an acceptance by Purchaser of the Final Settlement Statement delivered by Seller, and Seller’s determinations with respect to all such adjustments in the Final Settlement Statement that are not addressed in the Dispute Notice shall prevail. The Parties shall undertake to agree on the Adjusted Purchase Price no later than one hundred eighty (180) days after the Closing Date (the “Target Settlement Date”). If the final Purchase Price set forth in the Final Settlement Statement is mutually agreed upon by Seller and Purchaser prior to the Target Settlement Date or is deemed agreed pursuant to the foregoing (or determined by the Accounting Arbitrator pursuant to Section 12.1(b)), the Final Settlement Statement and such final Adjusted Purchase Price (the “Final Price”), shall be final and binding on the Parties. Any difference in the Adjusted Purchase Price as paid at Closing pursuant to the Preliminary Settlement Statement and the Final Price shall be paid by the owing Party on or before the date that is ten (10) days following agreement or deemed agreement (or determination by the Accounting Arbitrator, as applicable) (such date, the “Final Payment Date”) to the owed Party. All amounts paid or transferred pursuant to this Section 12.1(a) shall be delivered in United States currency by wire transfer of immediately available funds to the account specified in writing by the relevant Party.

(b) If Seller and Purchaser cannot reach agreement on the Final Price by the Target Settlement Date, either Party may refer the remaining issues in dispute to the Agreed Accounting Firm. If such issues in dispute are submitted to the Agreed Accounting Firm for resolution, Seller and Purchaser will each enter into a customary engagement letter with the Agreed Accounting Firm at the time the issues in dispute are submitted to the Agreed Accounting Firm. Within ten (10) days of the appointment of the Agreed Accounting Firm, each of Seller and Purchaser shall present the Agreed Accounting Firm with its position on the issues in dispute with respect to the Final Price, and all other supporting information that it deems relevant, with a copy to the other Party. The Agreed Accounting Firm shall also be provided with a copy of this Agreement by Seller. Within forty-five (45) days after receipt of such materials, the Agreed Accounting Firm shall make its determination by selecting the position of either Seller or Purchaser for each of the issues presented to the Agreed Accounting Firm, which determination shall be final and binding upon all Parties and, absent manifest error, without right of appeal. In making its determination, the Agreed Accounting Firm shall be bound by the standards and rules set forth in ARTICLE IV (if applicable) and this Section 12.1 with regard to valuations. The Agreed Accounting Firm may not award damages, interest or penalties to either Party with respect to any matter. Seller and Purchaser shall each bear its own legal fees and other costs of presenting its case. Each Party shall bear one-half of the costs and expenses of the Agreed Accounting Firm.

Section 12.2 Suspended Funds. Schedule 5.11 is a listing showing estimated net proceeds from production attributable to the Assets which are held in suspense by Seller as of the Closing Date (the “Suspense Funds”) because of lack of identity or address of owners, title defects, change of ownership, netting, over/under distributions or similar reasons. As soon as reasonably practicable after the Closing, but in no event longer than ninety (90) days after the Closing Date, Seller shall provide Purchaser an updated Schedule 5.11, and shall credit Purchaser an amount equal to the Suspense Funds in the Final Settlement Statement. Purchaser shall be responsible for proper distribution of all the Suspense Funds to the Persons lawfully entitled to them, and effective upon Closing, Purchaser hereby protects, defends, indemnifies and holds Seller harmless against any and all Losses associated with claims against the Suspense Funds.

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Section 12.3 Receipts and Credits. Subject to the following sentence, after the Parties’ agreement (or deemed agreement) upon the Final Settlement Statement, then, to the extent not accounted for in the Final Settlement Statement, if (i) any Party receives monies belonging to the other, including proceeds of production, then such amount shall, within five (5) Business Days after the end of the month in which such amounts were received, be paid over to the proper Party, (ii) any Party pays monies for Property Expenses which are the obligation of the other Party hereto, then such other Party shall, within five (5) Business Days after the end of the month in which the applicable invoice and proof of payment of such invoice were received, reimburse the Party which paid such Property Expenses, (iii) a Party receives an invoice of an expense or obligation which is owed by the other Party, such Party receiving the invoice shall promptly forward such invoice to the Party obligated to pay the same, and (iv) an invoice or other evidence of an obligation is received by a Party, which is partially an obligation of both Seller and Purchaser, then the Parties shall consult with each other, and each shall promptly pay its portion of such obligation to the obligee. Notwithstanding anything herein to the contrary, from and after the first anniversary of the Closing Date, Seller shall have no liabilities or obligations with respect to pre-Effective Time Property Expenses. Each of Seller and Purchaser shall be permitted to offset any Property Expenses owed by such Party to the other Party pursuant to this Section 12.3 against amounts owing by the second Party to the first Party pursuant to this Section 12.3, but not otherwise.

Section 12.4 Records; Retention.

(a) Within thirty (30) days after Closing, Seller will deliver to Purchaser, at Purchaser’s cost and request, copies of files, records, and data relating to the Assets (the “Records”) including title records (including abstracts of title, title opinions, title reports, and title curative documents), the Existing Contracts, correspondence and all related matters in the possession of Seller (but excluding corporate, financial, tax, and general accounting records, any document subject to the attorney-client or other privilege, and any document, data, or other information where disclosure is restricted by agreement with a third party). Purchaser must advise Seller before Closing which such files, records and data it wants copied.

(b) Purchaser, for a period of three (3) years following the Closing, will (a) retain the Records, (b) provide Seller, its Affiliates and its and their officers, employees and representatives with access to the Records (to the extent that Seller has not retained the original or a copy) during normal business hours for review and copying at Seller’s expense, and (c) provide Seller, its Affiliates and its and their officers, employees and representatives with access, during normal business hours, to materials received or produced after the Closing relating to any indemnity claim made under Section 11.3 for review and copying at Seller’s expense.

Section 12.5 Recording. As soon as practicable after Closing, Purchaser, at its sole cost, shall record the Assignment in the appropriate counties and provide Seller with copies of the recorded Assignment.

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Section 12.6 Filing for Approvals.

(a) Purchaser, at its sole cost, shall no later than sixty (60) Business Days after Closing:

(i) file for approval with any governmental authorities having jurisdiction (including state, federal, tribal, and local) the transfer documents required to effectuate the transfer of the Assets;

(ii) execute, acknowledge (if necessary), and exchange, as applicable, any applications necessary to transfer to Purchaser any transferable Permits to which the Assets are subject, and which Seller has agreed to transfer under this Agreement;

(iii) file all appropriate forms, declarations, and bonds (or other authorized forms of security) with all applicable governmental authorities and third parties relative to Purchaser’s assumption of operations or the transfer of the Assets; and

(iv) prepare and execute appropriate change of operator notices and third-party ballots required under applicable operating agreements.

(b) After Closing, the Parties further agree to take all other actions required of it by governmental authorities having jurisdiction to obtain all requisite regulatory approval with respect to this transaction, and to use their commercially reasonable efforts to obtain unconditional approval by such authorities of any transfer documents requiring governmental approval in order for Purchaser to be recognized as owner of the Assets. Each Party agrees to provide the other Party with approved copies of the documents contemplated by this Section 12.6, as soon as they are available.

Section 12.7 Further Cooperation. After Closing, Seller and Purchaser agree to take such further actions and to execute, acknowledge and deliver all such further documents that are reasonably necessary or useful in carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

ARTICLE XIII
TAXES

Section 13.1 Apportionment of Ad Valorem and Property Taxes. All Property Taxes with respect to the tax period in which the Effective Time occurs shall be apportioned as of the Effective Time between Seller and Purchaser. The Parties will make final settlement of all Property Taxes by estimating the Property Taxes to be due for the tax period in which the Effective Time occurs based on the Property Taxes assessed and paid for the immediately prior tax period. Such settlement of taxes shall be part of the Final Settlement Statement between the Parties. If Property Taxes have not been paid before Closing, Purchaser shall pay the Property Taxes and shall be credited for Seller’s portion of the Property Taxes under Section 3.3(g). If Property Taxes have been paid before Closing, Seller shall be credited for Purchaser’s portion of the Property Taxes under Section 3.2(c). Purchaser shall be responsible for all subsequent Property Taxes and interest that are applied to the Assets for the periods or portions thereof after the Effective Time.

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Section 13.2 Sales Taxes. The Purchase Price is exclusive of any sales taxes or other similar taxes in connection with the sale of the Assets. If any sales or other similar taxes are assessed, Purchaser shall be solely responsible for the payment of such taxes. Purchaser shall be responsible for any applicable conveyance, transfer and recording fees, and real estate transfer stamps or taxes imposed on the transfer of the Assets pursuant to this Agreement. If Seller is required to pay any such taxes, then Purchaser will reimburse Seller for such amounts.

Section 13.3 Severance and Production Taxes. Seller shall bear and pay all Severance Taxes, to the extent attributable to production from the Assets before the Effective Time. Purchaser shall bear and pay all such Severance Taxes on production from the Assets on and after the Effective Time. Seller shall withhold and pay on behalf of Purchaser all such Severance Taxes on production from the Assets between the Effective Time and the Closing Date, if the Closing Date follows the Effective Time, and the amount of any such payment shall be reimbursed to Seller as a Closing adjustment to the Purchase Price pursuant to Section 12.1. If either Party pays Severance taxes owed by the other under this Agreement, upon receipt of evidence of payment the nonpaying Party will reimburse the paying Party promptly for its proportionate share of such taxes.

Section 13.4 Cooperation. Each Party shall provide the other Party with reasonable information which may be required by the other Party for the purpose of preparing tax returns and responding to any audit by any taxing jurisdiction. Each Party shall cooperate with all reasonable requests of the other Party made in connection with contesting the imposition of taxes. Notwithstanding anything to the contrary in this Agreement, neither Party shall be required at any time to disclose to the other Party any tax returns or other confidential tax information.

Section 13.5 Like-Kind Exchange. Each Party consents to the other Party’s assignment of its rights and obligations under this Agreement to its affiliate or its Qualified Intermediary (as that term is defined in Section 1.1031(k)-l(g)(4)(v) of the Treasury Regulations) and/or to its Qualified Exchange Accommodation Titleholder (as that term is defined in Rev. Proc. 2007-37 issued effective September 15, 2000) in connection with the effectuation of a Like-Kind Exchange Transaction. However, Seller and Purchaser acknowledge and agree that any assignment of this Agreement to its affiliate or a Qualified Intermediary or Qualified Exchange Accommodation Titleholder does not release either Party from any of its respective liabilities and obligations to the other Party under this Agreement. If requested by the other Party, each Party agrees to cooperate with the other Party (to the extent reasonable) to attempt to structure the transaction as a Like-Kind Exchange Transaction. If a Like-Kind Exchange Transaction occurs, the Parties recognize that IRS Form 8824, Like-Kind Exchanges, will be required to be filed, and each Party consents to the filing of such Form and will fully cooperate, to the extent necessary, with the other Party in filing such form.

Section 13.6 IRS Form 8594. If the Parties mutually agree that a filing of IRS Form 8594 is required, then the Parties will confer and cooperate in the preparation and filing of their respective forms to reflect consistent reporting of the agreed upon allocation of the value of the Assets.

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ARTICLE XIV
DISCLAIMERS AND WAIVERS

Section 14.1 Condition of the Assets. PURCHASER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE PROVISIONS OF ARTICLE IV AND PURCHASER’S RIGHTS UPON A BREACH BY SELLER OF ANY OF ITS REPRESENTATIONS OR WARRANTIES CONTAINED IN ARTICLE V, PURCHASER SHALL ACQUIRE THE ASSETS (INCLUDING ASSETS FOR WHICH A DEFECT NOTICE IS GIVEN UNDER ARTICLE IV) IN AN “AS IS, WHERE IS” CONDITION AND SHALL ASSUME ALL RISKS THAT THE ASSETS MAY CONTAIN WASTE MATERIALS (WHETHER TOXIC, HAZARDOUS, EXTREMELY HAZARDOUS OR OTHERWISE) OR OTHER ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF UNKNOWN ABANDONED WELLS, PUMPS, PITS, PIPELINES OR OTHER WASTE OR SPILL SITES WHICH MAY NOT HAVE BEEN REVEALED BY PURCHASER’S ENVIRONMENTAL ASSESSMENT. UPON THE OCCURRENCE OF CLOSING, BUT SUBJECT TO PURCHASER’S RIGHTS UPON A BREACH BY SELLER OF ANY OF ITS REPRESENTATIONS OR WARRANTIES CONTAINED IN ARTICLE V, IF APPLICABLE, ALL RESPONSIBILITY AND LIABILITY RELATED TO SUCH CONDITIONS, WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, SHALL BE TRANSFERRED FROM SELLER TO PURCHASER WITHOUT RECOURSE AGAINST SELLER. WITHOUT LIMITING THE FOREGOING BUT SUBJECT TO PURCHASER’S RIGHTS UPON A BREACH BY SELLER OF ANY OF ITS REPRESENTATIONS OR WARRANTIES CONTAINED IN ARTICLE V, IF APPLICABLE, EFFECTIVE AS OF CLOSING, PURCHASER WAIVES ITS RIGHT TO RECOVER FROM SELLER AND FOREVER RELEASES AND DISCHARGES THE SELLER GROUP FROM ANY AND ALL LOSSES, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE OR MAY HAVE ARISEN PRIOR TO, ON OR AFTER THE EFFECTIVE TIME ON ACCOUNT OF OR IN ANY WAY CONNECTED WITH THE ENVIRONMENTAL OR OTHER PHYSICAL CONDITION OF THE ASSETS OR ANY VIOLATION BY SELLER, PURCHASER OR ANY OTHER PARTY OF ANY APPLICABLE LEASE, CONTRACT OR OTHER INSTRUMENT (BUT ONLY TO THE EXTENT SUCH RELATES TO THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE PROPERTY) OR OF ANY APPLICABLE EXISTING OR FUTURE ENVIRONMENTAL LAW, REGULATION, ORDER OR OTHER DIRECTIVE OF ANY GOVERNMENTAL AUTHORITY, HAVING JURISDICTION APPLICABLE THERETO, INCLUDING WITHOUT LIMITATION, ALL ENVIRONMENTAL LAWS. PURCHASER IS AWARE THAT THE ASSETS HAVE BEEN USED FOR EXPLORATION, DEVELOPMENT AND PRODUCTION OF OIL AND GAS AND THAT THERE MAY BE PETROLEUM, PRODUCED WATER, WASTES OR OTHER MATERIALS LOCATED ON OR UNDER THE LANDS COVERED BY THE LEASES (OR LANDS POOLED OR ASSOCIATED THEREWITH). EQUIPMENT AND SITES INCLUDED IN THE ASSETS MAY CONTAIN ASBESTOS, HAZARDOUS SUBSTANCES OR NORM. NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, MATERIALS AND EQUIPMENT AS SCALE, OR IN OTHER FORMS. THE WELLS, MATERIALS AND EQUIPMENT LOCATED ON THE LEASES OR LANDS POOLED OR ASSOCIATED THEREWITH MAY CONTAIN NORM AND OTHER WASTES OR HAZARDOUS SUBSTANCES, AND NORM-CONTAINING MATERIAL AND OTHER WASTES MAY HAVE BEEN BURIED, COME IN CONTACT WITH THE SOIL, OR OTHERWISE BEEN DISPOSED OF ON OR UNDER THE LANDS COVERED BY THE LEASES OR LANDS POOLED OR ASSOCIATED THEREWITH. SPECIAL PROCEDURES MAY BE REQUIRED FOR THE REMEDIATION, REMOVAL, TRANSPORTATION OR DISPOSAL OF WASTES, ASBESTOS, HAZARDOUS SUBSTANCES AND NORM FROM THE ASSETS.

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Section 14.2 Other Disclaimers by Seller. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR IN ARTICLE V OF THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (A) TITLE TO ANY OF THE ASSETS, (B) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (C) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (D) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (E) THE ABILITY TO PRODUCE HYDROCARBONS FROM THE ASSETS, (F) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (G) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY SELLER OR THIRD PARTIES WITH RESPECT TO THE ASSETS, (H) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (I) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE V AND SECTION 4.2(b) OF THIS AGREEMENT, SELLER FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY OF THE ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, OR RIGHTS OF A PURCHASER UNDER DECEPTIVE TRADE PRACTICE STATUES, CONSUMER PROTECTION STATUES OR OTHER SIMILAR STATUES, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT PURCHASER SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE.

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ARTICLE XV
TERMINATION

Section 15.1 Right of Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to the Closing:

(a) by the mutual written agreement of the Parties;

(b) by delivery of written notice from Purchaser to Seller if any of the conditions set forth in ARTICLE VIII (other than the conditions set forth in Section 8.3 and Section 8.4) have not been satisfied by Seller (or waived by Purchaser) by the Longstop Date;

(c) by delivery of written notice from Seller to Purchaser if any of the conditions set forth in ARTICLE IX (other than the conditions set forth in Section 9.3 and Section 9.4) have not been satisfied by Seller (or waived by Purchaser) by the Longstop Date;

(d) by either Party delivering written notice to the other Party if any of the conditions set forth in Section 8.3, Section 8.4, Section 9.3, or Section 9.4 are not satisfied or waived by the applicable Party on or before the Longstop Date; and

(e) by either Party at any time during which (i) the conditions set forth in ARTICLE VIII and ARTICLE IX (other than those conditions that by their terms are to be satisfied at Closing) have been satisfied or waived in accordance with this Agreement, (ii) such Party has indicated in writing to the other Party that it is ready, willing and able to consummate the Closing, and (iii) the other Party shall have failed to consummate the Closing by the close of business on the third (3rd) Business Day following the other Party’s receipt of such written notification;

Provided however, that no Party shall have the right to terminate this Agreement pursuant to clause (b), (c), (d), or (e) above if such Party is at such time in material breach of any provision of this Agreement.

Section 15.2 Effect of Termination. If this Agreement is terminated pursuant to any provision of Section 15.1, then, except as provided in this Section 15.2 (and except for the provisions of Section 4.2(a), Section 7.4, Section 11.1, ARTICLE XIV, this ARTICLE XV, and ARTICLE XVI), this Agreement shall forthwith become void and of no further force or effect and the Parties shall have no liability or obligation hereunder.

(a) If Seller has the right to terminate this Agreement pursuant to Section 15.1(c) because of a Willful Breach by Purchaser of the this Agreement, or Section 15.1(e) above, Seller shall be entitled to (1) terminate this Agreement pursuant to Section 15.1 and retain the Deposit as liquidated damages, and not as a penalty, for such termination, free and clear of any claims thereon by Purchaser, or (2) seek the specific performance of Purchaser hereunder. The Parties agree that, should Seller elect the option under subpart (1) above, the foregoing described liquidated damages are reasonable considering all of the circumstances existing as of the date of the execution of this Agreement and constitute the Parties’ good faith estimate of the actual damages reasonably expected to result from such termination of this Agreement by Seller.

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(b) If Purchaser has the right to terminate this Agreement pursuant to Section 15.1(b) because of a Willful Breach by Seller of this Agreement, or Section 15.1(e) above, Purchaser shall be entitled to (1) terminate this Agreement pursuant to Section 15.1 and receive the Deposit from Seller, and (2) seek to recover damages from Seller up to but not exceeding the amount of the Deposit. If Purchaser is entitled to the return of the Deposit pursuant to this Section 15.2(b), Seller shall return the Deposit to Purchaser within five (5) Business Days of the date this Agreement is terminated.

(c) If this Agreement is terminated for any reason other than as set forth in Section 15.2(a) or Section 15.2(b), then the Parties shall have no liability or obligation hereunder as a result of such termination, and Seller shall, within five (5) Business Days of the date this Agreement is terminated, return the Deposit to Purchaser free and clear of any claims thereon by Seller.

(d) Subject to the foregoing, upon the termination of this Agreement neither Party shall have any other liability or obligation hereunder and following any termination of this Agreement, Seller shall be free to all the rights and benefits associated with the ownership of the Assets, including the right to sell the Assets at Seller’s discretion, without any claim by Purchaser with respect thereto.

Section 15.3 Return of Documentation and Confidentiality. Upon any termination of this Agreement, Purchaser shall return to Seller all title, engineering, geological and geophysical data, environmental assessments and/or reports, maps, documents and other information furnished by Seller to Purchaser or prepared by or on behalf of Purchaser in connection with its due diligence investigation of the Assets and an officer of Purchaser shall certify same to Seller in writing.

ARTICLE XVI
MISCELLANEOUS

Section 16.1 Entire Agreement. This Agreement, including all Schedules and Exhibits attached hereto, constitutes the entire agreement between the Parties as to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions of the Parties, whether oral or written. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties.

Section 16.2 References and Rules of Construction. All references in this Agreement to Exhibits, Schedules, Articles, Appendices, Sections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Appendices, Sections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any such subdivisions are for convenience only and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine, and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Derivatives and other forms of the terms defined in this Agreement shall have meanings consistent with the definitions herein provided. The term “including” (or “included”) shall be deemed to be followed by the phrase “but not limited to.” Unless otherwise expressly provided herein, any reference herein to a “day” shall refer to a calendar day. All references to “$” or “dollars” shall be deemed references to United States dollars. The words “shall” and “will” are used interchangeably throughout this Agreement and shall accordingly be given the same meaning, regardless of which word is used.

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Section 16.3 Assignment. This Agreement may not be assigned by Purchaser without the prior written consent of Seller. In the event that Seller consents to any such assignment, such assignment shall not relieve Purchaser of any of its obligations and responsibilities hereunder. Any assignment or other transfer by Purchaser or its successors and assigns of any of the Assets shall not relieve Purchaser or its successors or assigns of any of their obligations (including indemnity obligations) hereunder, as to the Assets so assigned or transferred.

Section 16.4 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 16.5 Conflict of Law Jurisdiction, Venue. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG SELLER AND PURCHASER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW. EACH OF SELLER AND PURCHASER CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE EXCLUSIVELY LITIGATED IN COURTS HAVING SITES IN DALLAS, DALLAS COUNTY, TEXAS.

Section 16.6 Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, by email (provided that confirmation of receipt of such email is requested and received, which confirmation shall be provided reasonably promptly following receipt) or sent by bonded overnight courier, or mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, addressed to Seller or Purchaser, as appropriate, at the address for such Person shown below or at such other address as Seller or Purchaser shall have theretofore designated by written notice delivered to the other Parties:

If to Seller:

ETXENERGY, LLC

5950 Berkshire Lane, Suite 1100

Dallas, Texas 75225

Attention: Garrett M. Godwin, Vice President – Land

Phone: (214) 323-4517

Email: garrett@eagleog.com

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With a copy to (which shall not constitute notice to Seller):

ETXENERGY, LLC

5950 Berkshire Lane, Suite 1100

Dallas, Texas 75225

Attention: Justin Zukoff, General Counsel

Phone: (214) 323-4507

Email: justin@eagleog.com

If to Purchaser:

U.S. ENERGY CORP.

1616 Voss, Suite 725

Houston, Texas 77057

Attention: Ryan Smith

Phone: (346) 866-8734

Email: Ryan@usnrg.com

With a copy to (which shall not constitute notice to Purchaser):

R. Reese and Associates, PLLC

777 Main St., Suite 600

Fort Worth, Texas 776102

Attention: Andrew Clinton

Email: aclinton@rreeselaw.com

Any notice given in accordance herewith shall be deemed to have been given been given as of the date of receipt by the intended Party.

Section 16.7 Timing. Timing is of the essence for performance of the Parties’ respective obligations hereunder; provided that if the date specified in this Agreement for giving any notice or taking any action under this Agreement is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (or the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

Section 16.8 Confidentiality. Any information concerning the Assets (including any information discovered as a result of Purchaser’s Environmental Assessment) or any aspect of the transactions contemplated by this Agreement shall be subject to the terms of the Confidentiality Agreement. This obligation shall terminate on the earlier to occur of (a) the Closing, or (b) such time as the information and data in question becomes generally available to the oil and gas industry other than through the breach these obligations by Purchaser or its officers, employees or representatives.

Section 16.9 Publicity. Neither Seller nor Purchaser shall issue any media or other similar releases concerning this Agreement and the transactions contemplated hereby without the prior written consent of the other Party, except as required to be issued by a Party pursuant to applicable Law including the applicable rules or regulations of any governmental authority or stock exchange.

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Section 16.10 Use of Seller’s Names. Purchaser agrees that, as soon as practicable after the Closing, but in no event longer than sixty (60) days after Closing, it will remove or cause to be removed the names and marks used by Seller and all variations and derivatives thereof and logos relating thereto from the Assets and Purchaser will not make any use whatsoever of such names, marks and logos.

Section 16.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the contemplated transactions is not affected in any material adverse manner to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the contemplated transactions are fulfilled to the extent possible.

Section 16.12 Parties in Interest. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than Seller and Purchaser and their respective successors and permitted assigns, or the Parties’ respective related Indemnified Parties hereunder, any rights, remedies, obligations or liabilities under or by reason of this Agreement, provided that only a Party and its respective successors and permitted assigns will have the right to enforce the provisions of this Agreement on its own behalf or on behalf of any of its related Indemnified Parties.

Section 16.13 Conspicuousness. PURCHASER ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT THAT ARE PRINTED IN THE SAME MANNER AS THIS SECTION ARE CONSPICUOUS.

Section 16.14 Execution in Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute for all purposes one agreement. Facsimiles or other electronic copies (e.g., PDFs) of executed counterparts shall be deemed to be original instruments

[Signature Page Follows]

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed and delivered by their duly authorized representatives, as of the dates set forth below.

SELLER:

ETXENERGY, LLC

By:	/s/ S. Boone Morgan

Name:	S. Boone Morgan

Title:	Vice President, Operations & Engineering

Date:	06/29/2022

PURCHASER:

U.S. ENERGY CORP.

By:	/s/ Ryan Smith

Name:	Ryan Smith

Title:	Chief Executive Officer

Date:	06/29/2022

Signature Page to PSA – ETXEnergy and U.S. Energy Corp.

Appendix A
Defined Terms

Capitalized terms used in this Agreement have the following meanings:

“Adjusted Purchase Price” has the meaning set forth in Section 3.4.

“AFE” has the meaning set forth in Section 5.10.

“Affiliate” means with respect to any Person, a Person that, directly or indirectly, through one or more entities, controls, is controlled by or is under common control with the Person specified. For the purpose of the immediately preceding sentence, the term “control” and its syntactical variants mean the power, direct or indirect, to direct or cause the direction of the management of such Person, whether through the ownership of voting securities, by contract, agency or otherwise.

“Aggregate Environmental Defect Deductible” has the meaning set forth in Section 4.12.

“Aggregate Title Defect Deductible” has the meaning set forth in Section 4.6.

“Agreed Accounting Firm” means MWH Group, P.C., or if MWH Group, P.C. does not agree to serve as the Agreed Accounting Firm, then such nationally-recognized independent accounting firm as mutually agreed to by Purchaser and Seller; provided that if the Parties cannot so agree within fourteen (14) days following the notification by MWH Group, P.C. that it does not agree to serve as the Agreed Accounting Firm, then either Party can request that the Dallas, Texas office of the American Arbitration Association appoint such Agreed Accounting Firm.

“Agreement” has the meaning set forth in the Preamble.

“Allocated Value” has the meaning set forth in Section 3.1.

“Asset Taxes” means all Property Taxes and all Severance Taxes.

“Assets” has the meaning set forth in Section 2.2.

“Assignment” shall mean the Assignment and Bill of Sale from Seller to Purchaser pertaining to the Assets and substantially in the form of Exhibit D.

“Assumed Obligations” has the meaning set forth in Section 11.1.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Texas are generally open for business.

“Casualty Loss” means an event where any of the Assets are (a) taken in condemnation or under the right of eminent domain, or (b) damaged or destroyed by fire or other casualty or act of God.

“Claim Notice” has the meaning set forth in Section 11.7(b).

Appendix A-1

“Closing” has the meaning set forth in Section 10.1.

“Closing Date” means the date upon which Closing occurs (or should occur assuming the conditions to Closing have been satisfied or waived by the applicable Party).

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of May 15, 2022, among Seller and Purchaser.

“Customary Post-Closing Consents” means those consents and approvals from governmental authorities for the assignment of the Assets to Purchaser that are customarily obtained after such assignment of properties similar to the Assets.

“Defect Notice Date” has the meaning set forth in Section 4.3.

“Defensible Title” shall mean such title of Seller to the Wells that, as of the Effective Time and immediately prior to the Closing and subject to Permitted Encumbrances:

(a) with respect to the currently producing formation for a Well, entitles Seller to receive during the entirety of the productive life of such Well not less than the Net Revenue Interest for such Well as set forth in Exhibit B, except for (i) decreases in connection with those operations in which Seller or its successors or assigns may from and after the date of the execution of this Agreement be a non-consenting co-owner, (ii) decreases resulting from the establishment or amendment from and after the date of the execution of this Agreement of pools or units, (iii) decreases required to allow other Working Interest owners to make up past underproduction or pipelines to make up past under deliveries, and (iv) as otherwise expressly set forth in Exhibit B;

(b) with respect to the currently producing formation for a Well, obligates Seller to bear during the entirety of the productive life of such Well not more than the Working Interest for such Well as set forth in Exhibit B, except (i) increases resulting from contribution requirements with respect to defaulting co-owners under applicable operating agreements, (ii) increases to the extent that they are accompanied by a proportionate increase in Seller’s Net Revenue Interest in such Well, (iii) increases resulting from the establishment or amendment from and after the date of the execution of this Agreement of pools or units, and (iv) as otherwise expressly set forth in Exhibit B; and

(c) is free and clear of all Encumbrances.

“Deposit” means an amount equal to Five Percent (5%) of the Purchase Price.

“Dispute Notice” has the meaning set forth in Section 12.1(a).

“Eagle” has the meaning set forth in Section 7.1(d).

“Effective Time” means 11:59:59 p.m. (Dallas time) on June 30, 2022.

“Encumbrance” means any lien, security interest, pledge, charge, defect or similar encumbrance.

Appendix A-2

“Environmental Defect” means a condition with respect to the air, land, soil, surface, subsurface strata, surface water, ground water or sediments that (a) constitutes a violation of Environmental Laws in effect as of the Effective Time in the jurisdiction to which the affected Assets are subject, or (b) constitutes a physical condition that requires, if known, or will require, once sufficiently discovered, reporting to a governmental authority, investigation, monitoring, removal, cleanup, remediation, restoration or correction under Environmental Laws. For the avoidance of doubt, (i) the fact that a Well is no longer capable of producing sufficient quantities of oil or gas to continue to be classified as a “producing well” or that such a Well should be temporarily abandoned or permanently plugged and abandoned shall not, in each case, form the basis of an Environmental Defect, (ii) the fact that a pipe is temporarily not in use shall not form the basis of an Environmental Defect, and (iii) except with respect to equipment (A) that causes or has caused any environmental pollution, contamination or degradation where Remediation is presently required (or if known or confirmed, would be presently required) under Environmental Laws or (B) the use or condition of which is a violation of Environmental Law in effect as of the Effective Time, the physical condition of any surface or subsurface production equipment, including water or oil tanks, separators or other ancillary equipment, shall not form the basis of an Environmental Defect.

“Environmental Defect Notice” has the meaning set forth in Section 4.10.

“Environmental Defect Property” has the meaning set forth in Section 4.10.

“Environmental Law” means any Laws pertaining to safety, health or conservation or protection of the environment, wildlife, or natural resources in effect in any and all jurisdictions in which the Assets are located, including the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act, as amended (“RCRA”), the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Occupational Safety and Health Act, as amended, and any applicable state, tribal, or local counterparts, but shall not include any applicable Law associated with plugging and abandonment of any well. The terms “hazardous substance”, “release”, and “threatened release” shall have the meanings specified in CERCLA; provided, however, that to the extent the Laws of the state in which the Assets are located are applicable and have established a meaning for “hazardous substance”, “release”, “threatened release”, “solid waste”, “hazardous waste”, and “disposal” that is broader than that specified in CERCLA or RCRA, such broader meaning shall apply with respect to the matters covered by such Laws..

“Excluded Assets” has the meaning set forth in Section 2.3.

“Existing Contracts” means, except for any Excluded Asset, all contracts, agreements and instruments by which any of the Leases, Wells or other Assets are bound, or to which any of the Leases, Wells or other Assets are subject (but in each case only to the extent applicable to such Leases, Wells or other Assets and not to other properties of Seller or its Affiliates not included in the Assets), including operating agreements, unitization, pooling and communitization agreements, declarations and orders, joint venture agreements, farmin and farmout agreements, water rights agreements, exploration agreements, area of mutual interest agreements, participation agreements, exchange agreements, transportation or gathering agreements, agreements for the sale and purchase of Hydrocarbons and processing agreements; provided, that “Existing Contracts” shall exclude (a) any master service agreements, blanket agreements and similar contracts and (ii) all of the instruments constituting the Leases, Rights-of-Way or creating or assigning any real property interest.

Appendix A-3

“Final Payment Date” has the meaning set forth in Section 12.1(a).

“Final Price” has the meaning set forth in Section 12.1(a).

“Final Settlement Date” has the meaning set forth in Section 12.1(a).

“Final Settlement Statement” has the meaning set forth in Section 12.1(a).

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Hydrocarbons” means all oil and gas and all other hydrocarbons produced or processed in association therewith.

“Indemnity Deductible” has the meaning set forth in Section 11.5(a).

“Individual Environmental Defect Threshold” has the meaning set forth in Section 4.12.

“Individual Title Defect Threshold” has the meaning set forth in Section 4.6.

“Imbalance” means any Pipeline Imbalance or Well Imbalance.

“Indemnified Party” has the meaning set forth in Section 11.7(a).

“Indemnifying Party” has the meaning set forth in Section 11.7(a).

“Interim Period” means the period from and after the execution of this Agreement up until the Closing.

“Knowledge” means with respect to Seller, the actual knowledge (without investigation) of the Persons set forth on Schedule 5.

“Lands” has the meaning set forth in Section 2.2(a).

“Law” means any applicable law, statute, regulation, ordinance, order, code, ruling, writ, injunction, decree or other act of or by any governmental authority (including any administrative, executive, judicial, legislative, regulatory or taxing authority).

“Leases” has the meaning set forth in Section 2.2(a).

“Like-Kind Exchange Transaction” means a like-kind exchange, in whole or in part, as provided in Section 1031 of the Internal Revenue Code and the Treasury Regulations thereto, and if applicable, Rev. Proc. 2000-37, 2000-2 C.B. 308 (Sept. 18, 2000), as amended by Rev. Proc. 2004-51, 2004-33 I.R.B. 294 (Jul. 20, 2004).

Appendix A-4

“Longstop Date” has the meaning set forth in Section 10.1.

“Losses” means any and all claims, causes of action, proceedings, hearings, payments, charges, judgments, injunctions, orders, decrees, assessments, liabilities, losses, damages, penalties, fines, obligations, deficiencies, debts or costs and expenses, including any attorneys’ fees, legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury or death or property damage or environmental damage or Remediation.

“Material Adverse Effect” means with respect to Seller, any event, result, occurrence, condition or circumstance that, individually or in the aggregate (whether foreseeable or not and whether covered by insurance or not), results in a material adverse effect on the (a) ownership or operation of the Assets, taken as a whole and as currently operated as of the date of the execution of this Agreement, or (b) ability of any Seller to consummate the transactions contemplated by this Agreement and perform its obligations hereunder; provided, however, that a Material Adverse Effect shall not include any material adverse effects resulting from: (i) entering into this Agreement or the announcement of the transactions contemplated by this Agreement; (ii) changes in general market, economic, financial or political conditions (including changes in commodity prices (including Hydrocarbons), fuel supply or transportation markets, interest or rates) in the area in which the Assets are located, the United States or worldwide; (iii) conditions (or changes in such conditions) generally affecting the oil and gas and/or gathering, processing or transportation industry whether as a whole or specifically in any area or areas where the Assets are located; (iv) acts of God, including storms or meteorological events; (v) orders, actions or failures to act of governmental authorities; (vi) pandemic; (vii) civil unrest or similar disorder, the outbreak of hostilities, terrorist acts or war; (viii) any actions taken or omitted to be taken (A) by or at the written request or with the prior written consent of Purchaser or (B) as expressly permitted or prescribed hereunder; (ix) matters that are cured or no longer exist by the earlier of the Closing and the termination of this Agreement; (x) any Casualty Loss; (xi) a change in Laws or in GAAP interpretation from and after the date of the execution of this Agreement; (xii) reclassification or recalculation of reserves in the ordinary course of business; and (xiii) natural declines in well performance.

“Net Revenue Interest” means with respect to the currently producing formation for any Well, the interest in and to all Hydrocarbons produced, saved and sold from or allocated to such Well, after giving effect to all royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests and other burdens upon, measured by or payable out of production therefrom.

“Non-Op Properties” has the meaning set forth in Section 7.1(c).

“NORM” means naturally occurring radioactive material.

“Parties” and “Party” has the meaning set forth in the Preamble.

Appendix A-5

“Permit” means all permits, licenses, authorizations, registrations, consents or approvals (in each case) granted or issued by any governmental authority.

“Permitted Encumbrances” means with respect to any Asset, any of the following:

(a) Any and all matters from which the Assets were acquired free and clear by Seller pursuant to the Sale Order;

(b) the terms and conditions of all Leases and all lessor’s royalties, non-participating royalties, overriding royalties, reversionary interests and similar burdens upon, measured by or payable out of production if the net cumulative effect of such Leases and burdens does not operate to reduce the Net Revenue Interest of Seller in any Well below the Net Revenue Interest as set forth in Exhibit B (as to the currently producing formation) for such Well and does not operate to increase the Working Interest of Seller in such Well (as to the currently producing formation) above the Working Interest for such Well as set forth in Exhibit B (as to the currently producing formation) for such Well (unless the Net Revenue Interest for such Well is greater than the Net Revenue Interest for such Well as set forth in Exhibit B in the same proportion as any increase in such Working Interest);

(c) Preferential Rights and consents (including Required Consents) to assignment and similar transfer restrictions or requirements;

(d) liens for taxes or assessments not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business;

(e) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, and other similar liens or charges arising in the ordinary course of business (i) if they have not been filed pursuant to Law, or (ii) if filed, they have not yet become due and payable;

(f) liens or Encumbrances in the form of a judgment secured by a supersedeas bond or other security approved by the court issuing the order;

(g) the loss of lease acreage between the Effective Time and Closing because the lease term expires;

(h) Customary Post-Closing Consents and any required notices to, or filings with, governmental authorities in connection with the consummation of the transactions contemplated by this Agreement;

(i) rights of reassignment arising upon final intention to abandon or release the Assets, or any of them;

(j) the Rights-of-Way and, to the extent that they do not materially interfere with the operation of the Assets (as currently operated), all other easements, rights-of-way, servitudes, Permits, surface leases and other rights relating to surface operations. facilities, pipelines, transmission lines, transportation lines, distribution lines and other like purposes;

Appendix A-6

(k) all other liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects and irregularities affecting the Assets which individually or in the aggregate are not such as to materially interfere with the operation of any of the Assets (as currently operated), do not reduce the Net Revenue Interest of Seller in any Well below the Net Revenue Interest set forth on Exhibit B (as to the currently producing formation) for such Well, and do not increase the Working Interest of Seller in such Well (as to the currently producing formation) above the Working Interest set forth in Exhibit B (as to the currently producing formation) for such Well (unless the Net Revenue Interest for such Well is greater than the Net Revenue Interest for such Well as set forth in Exhibit B in the same proportion as any increase in such Working Interest);

(l) all rights reserved to or vested in any governmental authority to control or regulate any of the Assets in any manner, and all applicable Permits and Laws;

(m) rights of a common owner of any interest in Rights-of-Way or Permits held by Seller and such common owner as tenants in common or through common ownership;

(n) liens created under Leases or Rights-of-Way included in the Assets and/or operating agreements or production sales contracts or by operation of Law in respect of obligations that are not yet due or delinquent or, if delinquent, which are being contested in good faith by appropriate procedures by or on behalf of Seller;

(o) any Encumbrance affecting the Assets that is discharged by Seller at or prior to Closing;

(p) any Title Defects that Purchaser may have expressly waived in writing or which are deemed to have been waived under Section 4.4, or that do not meet the Individual Title Defect Deductible or Aggregate Title Defect Deductible as set forth in Section 4.6;

(q) the terms and conditions of the Existing Contracts to the extent that they do not, individually or in the aggregate (i) reduce the Net Revenue Interest of Seller in any Well below the Net Revenue Interest as set forth in Exhibit B (as to the applicable formation) for such Well, (ii) does not operate to increase the Working Interest of Seller in such Well (as to the applicable formation) above the Working Interest for such Well as set forth in Exhibit B (as to the applicable formation) for such Well (unless the Net Revenue Interest for such Well is greater than the Net Revenue Interest for such Well as set forth in Exhibit B in the same proportion as any increase in such Working Interest) or (iii) impair in any material respect the prudent or current ownership and/or operation of any of the Assets by Seller (or by Purchaser as Seller’s successor-in-interest from and after Closing);

(r) the terms and conditions of this Agreement;

(s) all Imbalances;

(t) the litigation, suits and proceedings set forth in Schedule 5.9; and

(u) any matter that would not constitute a Title Defect under the terms of this Agreement.

Appendix A-7

“Person” means an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including government or political subdivisions or an agency, unit or instrumentality thereof.

“Pipeline Imbalance” means any marketing imbalance between the quantity of Hydrocarbons attributable to the Assets required to be delivered by any Seller under any contract or Law relating to the purchase and sale, gathering, transportation, storage, processing or marketing of such Hydrocarbons and the quantity of Hydrocarbons attributable to the Assets actually delivered by Seller pursuant to the relevant contract or at Law, together with any appurtenant rights and obligations concerning production balancing at the delivery point into the relevant sale, gathering, transportation, storage or processing facility.

“Plugging and Abandonment Obligations” has the meaning set forth in Section 11.1(b).

“Preferential Right” has the meaning set forth in Section 4.8.

“Preliminary Settlement Statement” has the meaning set forth in Section 10.2.

“Property Expenses” means all operating expenses (including Property Taxes and all insurance premiums or any other costs of insurance attributable to Seller’s and/or its Affiliates’ insurance and to coverage periods from and after the Effective Time but excluding in all cases, all costs and expenses of bonds, letters of credit or other surety instruments) and all capital expenditures (in each case) incurred in the ownership and operation of the Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement, if any, and overhead costs charged to the Assets under the relevant operating agreement or unit agreement, if any, or otherwise allocable to the Assets, but excluding all Losses attributable to (i) personal injury or death, property damage or violation of any Law, (ii) Plugging and Abandonment Obligations, (iii) the Remediation of any environmental condition under applicable Environmental Laws, (iv) obligations with respect to Imbalances, or (v) obligations to pay Working Interest owners, royalties, overriding royalties or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Assets, including those held in suspense.

“Property Taxes” means all ad valorem taxes, real property taxes, personal property taxes, and similar obligations relating to the Assets.

“Purchase Price” has the meaning set forth in Section 3.1.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Group” means Purchaser and its Affiliates and each of their respective officers, directors, employees, agents and representatives.

“Purchaser’s Environmental Assessment” has the meaning set forth in Section 4.9.

“Records” has the meaning set forth in Section 12.4(a).

Appendix A-8

“Remediation” means with respect to an environmental condition or Environmental Defect, the response required or allowed under Environmental Laws that completely addresses (for current and future use in the same manner as being currently used) the identified environmental condition or Environmental Defect at the lowest cost (considered as a whole) as compared to any other response that is required or allowed under Environmental Laws. “Remediation” may consist of or include taking no action, leaving the condition unaddressed, periodic monitoring, the use of institutional controls or the recording of notices in lieu of remediation, in each case, if such response is allowed under Environmental Laws and completely addresses and resolves (for current and future use in the same manner as being currently used) the identified environmental condition or Environmental Defect.

“Remediation Amount” means with respect to an environmental condition or Environmental Defect, the present value as of the Closing Date of the cost (net to Seller’s interest) of the Remediation of such condition or defect; provided, however, that “Remediation Amount” shall not include (a) the costs of Purchaser’s and/or its Affiliate’s employees, or, if Seller is conducting the Remediation, Purchaser’s project manager(s) or attorneys, (b) expenses for matters that are ordinary costs of doing business regardless of the presence of an Environmental Condition (e.g., those costs that would ordinarily be incurred in the day-to-day operations of the Assets or in connection with Permit renewal/amendment activities), (c) overhead costs of Purchaser and/or its Affiliates, (d) costs and expenses that would not have been required under Environmental Laws as they exist on the Closing Date or, if prior to the Closing Date, the date on which the Remediation action is being undertaken, or (e) any costs or expenses relating to the assessment, remediation, removal, abatement, transportation and disposal of any asbestos, asbestos-containing materials or NORM unless required to address a violation of Environmental Law. Notwithstanding anything to the contrary in this Agreement, the aggregate Remediation Amounts attributable to the effects of all Environmental Defects upon any Environmental Defect Property shall not exceed the Allocated Value of such Environmental Defect Property.

“Required Consent” means any consent or approval where the failure to obtain such consent or approval would cause (or give the lessor or grantor the right to cause) (a) the assignment of the Assets affected thereby to Purchaser to be void or voidable, or (b) the termination of or the right to terminate a Lease, Existing Contract or Right-of-Way under the express terms thereof.

“Rights-of-Way” means, except for any Excluded Asset, all permits, licenses, servitudes, easements, fee surface, surface leases and rights-of-way primarily used or held for use in connection with the ownership or operation of the Assets, other than Permits.

“Sale Order” means that Order (A) Authorizing and Approving (I) the Asset Purchase Agreement for the Stalking Horse Assets; (II) the Sale of the Debtor’s Stalking Horse Assets Free and Clear of All Liens, Claims, Encumbrances and Interests; and (III) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (B) Granting Related Relief; said Order being Docket Number 117 in Re: O’Benco IV, LP, Case No. 19-60384 before the United States Bankruptcy Court For The Eastern District Of Texas – Tyler Division.

“Scheduled Closing Date” has the meaning set forth in Section 10.1.

“Seller” has the meaning set forth in the Preamble.

Appendix A-9

“Seller Group” means Seller and its Affiliates and each of their respective directors, officers, employees, agents and representatives.

“Severance Taxes” means all severance, production or other taxes measured by hydrocarbon production from the Assets, or the receipt of proceeds therefrom.

“Suspense Funds” has the meaning set forth in Section 12.2.

“Target Settlement Date” has the meaning set forth in Section 12.1(a).

“Title Benefit” has the meaning set forth in Section 4.7.

“Title Benefit Amount” has the meaning set forth in Section 4.7.

“Title Defect” means any Encumbrance, defect or other matter that causes Seller not to have Defensible Title; provided that the following shall not be considered Title Defects:

(a) defects arising out of lack of corporate or other entity authorization or defects consisting of the failure to recite marital status in a document or omissions of successions of heirship or estate proceedings, (in each case) unless Purchaser provides affirmative evidence that such corporate or other entity action was not authorized and has resulted, or such failure or omission (in either case) has resulted, in another Person’s superior claim of title to the relevant Asset;

(b) defects based on a gap in Seller’s chain of title in the applicable county records, unless such gap is affirmatively shown to exist in such records by an abstract of title, title opinion or landman’s title chain or run sheet which documents shall be included in a Title Defect Notice and has resulted in another Person’s superior claim of title to the relevant Asset;

(c) defects based upon the failure to record any federal, state or tribal Lease or Right-of-Way included in the Assets, or any assignments of interests in such Leases or Rights-of-Way included in the Assets, in the applicable county records, unless such failure has resulted in another Person’s superior claim of title to the relevant Asset;

(d) defects arising from any prior oil and gas lease relating to the Lands not being surrendered of record, unless Purchaser provides affirmative evidence that such prior oil and gas lease is still in effect and has resulted in another Person’s actual and superior claim of title to the relevant Lease or Well;

(e) defects that affect only which Person has the right to receive payments of royalties or other burdens on production and that do not affect the validity of the underlying Lease;

(f) defects based solely on: (i) lack of information in Seller’s files, (ii) references to an unrecorded document to which neither Seller nor any Affiliate of Seller is a party and which document is dated earlier than January 1, 1960; or (iii) any tax assessment, tax payment or similar records or the absence of such activities or records;

Appendix A-10

(g) any Encumbrance or loss of title resulting from Seller’s conduct of business in compliance with this Agreement;

(h) defects as a consequence of cessation of production, insufficient production or failure to conduct operations during any period after the completion of a well capable of production in paying quantities on any of the Leases held by production, or lands pooled or unitized therewith, except to the extent a claims is pending with respect thereto or the cessation of production is affirmatively shown to have occurred within the past five years and it will give rise to a right of the lessor or other third party to terminate the underlying Lease, which documentation shall be provided by Purchaser to Seller in a Title Defect Notice;

(i) Encumbrances created under deeds of trust, mortgages and similar instruments by the lessor under a Lease covering the lessor’s interests in the land covered thereby that would customarily be accepted in taking or purchasing such Leases and for which a reasonably prudent lessee would not customarily seek a subordination of such Encumbrance to the oil and gas leasehold estate prior to conducting drilling activities on the Lease;

(j) all defects or irregularities that have been cured or remedied by applicable statutes of limitation or statutes of prescription;

(k) all defects or irregularities resulting from lack of survey unless such survey is required by applicable Law;

(l) all defects or irregularities resulting from the failure to record releases of liens, production payments or mortgages that have expired on their own terms or the enforcement of which are barred by applicable statute of limitations;

(m) Encumbrances created under deeds of trust, mortgages and similar instruments by the grantor under a Right-of-Way that would customarily be accepted by a reasonably prudent oil and gas operator or reasonably prudent pipeline owner in taking or purchasing such Rights-of-Way;

(n) defects arising as a result of actions taken by Purchaser or Purchaser’s failure to consent to any action pursuant to Section 7.1;

(o) defects arising as a result of a change in applicable Law after the Effective Time; and

(p) any Encumbrance or loss of title affecting ownership interests in formations other than the currently producing formation for the affected Well.

In addition, evidence that Seller is receiving its full share of proceeds from a purchaser or third party operator attributable to its net revenue interest for any Well listed on Exhibit B shall create a presumption that no Title Defect exists.

“Third Party Claim” has the meaning set forth in Section 11.7(b).

“Title Defect Amount” has the meaning set forth in Section 4.5.

Appendix A-11

“Title Defect Notice” has the meaning set forth in Section 4.3.

“Title Defect Property” has the meaning set forth in Section 4.3.

“Transaction Documents” means those documents executed and delivered pursuant to or in connection with this Agreement.

“Units” has the meaning set forth in Section 2.2(c).

“Wells” has the meaning set forth in Section 2.2(b).

“Well Imbalance” means any imbalance at the wellhead between the amount of Hydrocarbons produced from a Well and allocable to the interests of Seller therein and the shares of production from the relevant Well to which Seller is entitled, together with any appurtenant rights and obligations concerning future in kind and/or cash balancing at the wellhead.

“Willful Breach” means with respect to any Party, such Party knowingly and intentionally breaches in any material respect (by refusing to perform or taking an action prohibited) any material covenant applicable to such Party.

“Working Interest” means with respect to any Well, the interest in and to such Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with such Well, but without regard to the effect of any royalties, overriding royalties, production payments, net profits interests and other similar burdens upon, measured by or payable out of production therefrom.

Appendix A-12

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2013-00001494	2013-00001494	06/12/2012	Elizabeth McPherson Brown Living Trust, Elizabeth M. Brown	Eiche, Mapes and Company, Inc.
Henderson	2013-00001493	2013-00001493	06/12/2012	Carol Stirman Barton	Eiche, Mapes and Company, Inc.
Henderson	2013-00001442	2013-00001442	08/25/2012	Archie A. Dennis, Jr.	Eiche, Mapes and Company, Inc.
Henderson	2013-00001441	2013-00001441	08/25/2012	Archie A. Dennis, Jr.	Eiche, Mapes and Company, Inc.
Henderson	2013-00001474	2013-00001474	09/01/2012	Carol Bardwell Landers	Eiche, Mapes and Company, Inc.
Henderson	2013-00001473	2013-00001473	09/01/2012	Lori Bardwell Halbert	Eiche, Mapes and Company, Inc.
Henderson	2013-00001480	2013-00001480	09/01/2012	Robert Carey Bardwell	Eiche, Mapes and Company, Inc.
Henderson	2013-00001482	2013-00001482	09/19/2012	Cheryl Chipley Lambright	Eiche, Mapes and Company, Inc.
Henderson	2013-00001483	2013-00001483	09/19/2012	Larry Glynn Chipley	Eiche, Mapes and Company, Inc.
Henderson	2013-00001486	2013-00001486	09/27/2012	Declaration of Trust, dated 11/19/1985, William J. Beecher & Jean Beecher	Eiche, Mapes and Company, Inc.
Henderson	2013-00001484	2013-00001484	09/19/2012	Sandra Chipley Kellogg	Eiche, Mapes and Company, Inc.
Henderson	2013-00001501	2013-00001501	10/17/2012	James E. Mitchell	Eiche, Mapes and Company, Inc.
Henderson	2013-00001524	2013-00001524	10/06/2012	Barbara Van Horn Cox Revocable Trust, dated 10/26/1999, Barbara Van Horn Cox	Eiche, Mapes and Company, Inc.
Henderson	2013-00001517	2013-00001517	11/24/2012	Kenneth Trigg Dealey	Eiche, Mapes and Company, Inc.
Henderson	2013-00001518	2013-00001518	11/30/2012	Corley Family Trust, John C. Corley	Eiche, Mapes and Company, Inc.
Henderson	2013-00001520	2013-00001520	12/04/2012	Josephine Dealey	Eiche, Mapes and Company, Inc.
Henderson	2014-00014346	2014-00014346	09/27/2014	Martha Ann Holliday	Eiche, Mapes and Company, Inc.
Henderson	2014-00014347	2014-00014347	09/30/2014	Dwain Graham Oliver	Eiche, Mapes and Company, Inc.
Henderson	2014-00014342	2014-00014342	10/02/2014	Leah Jo Loper Brown	Eiche, Mapes and Company, Inc.
Henderson	2014-00014345	2014-00014345	09/30/2014	Norma Graham and Joe Mack Graham	Eiche, Mapes and Company, Inc.
Henderson	2014-00014344	2014-00014344	09/30/2014	Belinda J. Loper Johnson	Eiche, Mapes and Company, Inc.
Henderson	2014-00014343	2014-00014343	10/02/2014	Barry N. Loper	Eiche, Mapes and Company, Inc.
Henderson	2014-00014341	2014-00014341	10/02/2014	Mary Ida Graham Morgan	Eiche, Mapes and Company, Inc.
Henderson	2014-00014340	2014-00014340	09/30/2014	Hollis M. Browning	Eiche, Mapes and Company, Inc.
Henderson	2014-00014339	2014-00014339	10/05/2014	Richard Earl Roby	Eiche, Mapes and Company, Inc.

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2014-00014338	2014-00014338	09/30/2014	Elizabeth Browning Devereaux	Eiche, Mapes and Company, Inc.
Henderson	2016-00011642	2016-00011642	10/13/2014	John M. Morton and Ginger A. Morton, h/w	Eiche, Mapes and Company, Inc.
Henderson	2014-00015024	2014-00015024	09/30/2014	Bill T. Browning	Eiche, Mapes and Company, Inc.
Henderson	2014-00015025	2014-00015025	10/02/2014	Phillip Oneal Hanna	Eiche, Mapes and Company, Inc.
Henderson	2014-00015026	2014-00015026	09/30/2014	Mary Helen Barnett Israell	Eiche, Mapes and Company, Inc.
Henderson	2014-00015022	2014-00015022	10/02/2014	Betty Graham Fowler	Eiche, Mapes and Company, Inc.
Henderson	2014-00015023	2014-00015023	10/02/2014	Tracie Hanna	Eiche, Mapes and Company, Inc.
Henderson	2014-00015021	2014-00015021	10/02/2014	Jerri Graham Luster	Eiche, Mapes and Company, Inc.
Henderson	2014-00016038	2014-00016038	10/02/2014	Laquinta Graham Palmer	Eiche, Mapes and Company, Inc.
Henderson	2014-00016033	2014-00016033	10/23/2014	Melinda Wynne West Anderson	TDX Energy, LLC
Henderson	2014-00016034	2014-00016034	10/23/2014	The Mark V West Testamentary Tr c/o Texas Bank & Tr Company	TDX Energy, LLC
Henderson	2014-00016035	2014-00016035	10/23/2014	Stephanie Shawn West	TDX Energy, LLC
Henderson	2014-00016036	2014-00016036	10/23/2014	Ann Waverly West Burford, Deceased	TDX Energy, LLC
Henderson	2014-00016037	2014-00016037	10/23/2014	Shelly West Bowman	TDX Energy, LLC
Henderson	2014-00016998	2014-00016998	12/10/2014	Lynda Kay Brown	Eiche, Mapes and Company, Inc.
Henderson	2015-00000234	2015-00000234	12/01/2014	Roy H. Laird Memorial Hospital Trust, J.P. Morgan Chase Bank, N.A.	Eiche, Mapes and Company, Inc.
Henderson	2014-00016997	2014-00016997	12/16/2014	Methodist Childrens Home, Farmers National Company	Eiche, Mapes and Company, Inc.
Henderson	2015-00000783	2015-00000783	10/30/2014	The Bishop Quin Foundation, Bank of America, N. A.	Eiche, Mapes and Company, Inc.
Henderson	2015-00000782	2015-00000782	10/30/2014	The Episcopal Theology Seminar of The Southwest in Austin, Texas, Bank of America, N. A.	Eiche, Mapes and Company, Inc.
Henderson	2015-00002310	2015-00002310	12/16/2014	Revocable Trust Management of Oil, Gas and Mineral Interests for Benefit of Ransome Chance Thomason, Andrew Kenneth Thomason, Isaac Christian Thomason, Elizabeth Forbes Thomason and Hillary Maryana Thomason , Colleen Sorenson	Eiche, Mapes and Company, Inc.
Henderson	2017-00004181	2017-00004181	05/04/2016	Rex Cotter	BROGO Minerals, LLC
Henderson	2016-00011572	2016-00011572	04/29/2016	Archie D. Graham	BROGO Minerals, LLC
Henderson	2016-00011436	2016-00011436	04/29/2016	Gala G. Pryor	BROGO Minerals, LLC
Henderson	2016-00011489	2016-00011489	04/29/2016	Michael Barnett	BROGO Minerals, LLC
Henderson	2016-00011488	2016-00011488	05/26/2016	Lisa Denise Barnett	BROGO Minerals, LLC
Henderson	2016-00011599	2016-00011599	03/21/2016	Vaclay Jim Jezek	BROGO Minerals, LLC
Henderson	2016-00011627	2016-00011627	03/31/2016	Niki Diane Godwin Majors	BROGO Minerals, LLC
Henderson	2016-00011580	2016-00011580	03/21/2016	Vallie Mae Gualdarama	BROGO Minerals, LLC
Henderson	2016-00011563	2016-00011563	03/21/2016	John Bruce Godwin	BROGO Minerals, LLC
Henderson	2016-00011556	2016-00011556	03/21/2016	Bradley Wayne Godwin	BROGO Minerals, LLC
Henderson	2016-00016279	2016-00016279	04/29/2016	Deborah Ledoux	BROGO Minerals, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2016-00011459	2016-00011459	06/28/2016	Christopher K. Storm	BROGO Minerals, LLC
Henderson	2017-00007364	2017-00007364	06/16/2016	Donna R. Pahl	BROGO Minerals, LLC
Henderson	2016-00011544	2016-00011544	06/28/2016	The Elizabeth Andrews Testamentary Tr by Christopher K. Storm	BROGO Minerals, LLC
Henderson	2016-00011437	2016-00011437	05/20/2016	Barbara Barnett Rainey	BROGO Minerals, LLC
Henderson	2016-00011441	2016-00011441	07/12/2016	Dan M. Rasco	BROGO Minerals, LLC
Henderson	2016-00011490	2016-00011490	05/26/2016	LeRoy Robert Barnett	BROGO Minerals, LLC
Henderson	2017-00018390	2017-00018390	06/14/2016	The Westfall Family Trust by Leslie Stewart Westfall, Trustee	BROGO Minerals, LLC
Henderson	2017-00007363	2017-00007363	06/16/2016	Dianna R. Lee	BROGO Minerals, LLC
Henderson	2016-00014436	2016-00014436	08/10/2016	Norma D. Walker Anderson	BROGO Minerals, LLC
Henderson	2016-00014435	2016-00014435	08/10/2016	Evelyn E. Walker Mason	BROGO Minerals, LLC
Henderson	2016-00014434	2016-00014434	08/10/2016	Linda Virginia Reese Keys	BROGO Minerals, LLC
Henderson	2016-00014460	2016-00014460	08/25/2016	Gretchen Perryman Lahourcade	BROGO Minerals, LLC
Henderson	2016-00016281	2016-00016281	09/09/2016	Stephanie Young Owens	BROGO Minerals, LLC
Henderson	2016-00014430	2016-00014430	08/10/2016	Robert D. Walker	BROGO Minerals, LLC
Henderson	2016-00016280	2016-00016280	08/10/2016	Vicki L. Walker Wiggin	BROGO Minerals, LLC
Henderson	2016-00014439	2016-00014439	09/30/2016	Lee Tillman	BROGO Minerals, LLC
Henderson	2016-00017822	2016-00017822	10/06/2016	Windle Lynn Reese	BROGO Minerals, LLC
Henderson	2016-00017823	2016-00017823	09/28/2016	Robert Aaron Reese and Eva Joan Reese	BROGO Minerals, LLC
Henderson	2016-00016284	2016-00016284	09/29/2016	James W. Westfall 1993 Revocable Trust dated 12-14-1993	BROGO Minerals, LLC
Henderson	2016-00011647	2016-00011647	05/17/2016	Marilyn Sue West	BROGO Minerals, LLC
Henderson	2016-00017829	2016-00017829	10/25/2016	Horseshoe Minerals,Inc. by Harry S. Armstrong	BROGO Minerals, LLC
Henderson	2016-00017828	2016-00017828	10/19/2016	Michael Moose Watson and Katrina A. Watson	BROGO Minerals, LLC
Henderson	2017-00000308	2017-00000308	08/22/2016	Deborah Lynn Hambelton	BROGO Minerals, LLC
Henderson	2017-00000309	2017-00000309	10/20/2016	William Franklin Bell	BROGO Minerals, LLC
Henderson	2017-00000332	2017-00000332	12/12/2016	W. C. “Chip” Perryman III	BROGO Minerals, LLC
Henderson	2017-00003150	2017-00003150	10/04/2016	Samuel Alan Young	BROGO Minerals, LLC
Henderson	2017-00003146	2017-00003146	01/23/2017	Bandera Minerals, LLC by M.G. Whitmire Managing Manager	BROGO Minerals, LLC
Henderson	2017-00001144	2017-00001144	01/24/2017	Unknown Heirs of J.D. Brown, Receivership Lease	BROGO Minerals, LLC
Henderson	2017-00003156	2017-00003156	02/20/2017	Tyler Keith Barnett	BROGO Minerals, LLC
Henderson	2017-00004180	2017-00004180	03/01/2017	Jeane L. Browning	BROGO Minerals, LLC
Henderson	2017-00005853	2017-00005853	03/28/2017	James W. Westfall 1993 Revocable Trust, dated 12/14/1993	BROGO Minerals, LLC
Henderson	2017-00002757	2017-00002757	02/21/2017	Receivership Lease - Unknown Heirs of Elinor Ann Kamen Edwards - Case No. CV16-0479-3	BROGO Minerals, LLC
Henderson	2017-00005850	2017-00005850	04/06/2017	Fern B. Clark, President of DIL Corp., as Managing Partner for Hager Oil & Gas, a Texas General Partnership	BROGO Minerals, LLC
Henderson	2017-00008997	2017-00008997	03/01/2016	Sam Tillman	BROGO Minerals, LLC
Henderson	2017-00007359	2017-00007359	03/03/2017	Vickey Lynn Thorpe	BROGO Minerals, LLC
Henderson	2017-00009683	2017-00009683	06/14/2017	Kristin LaRue Perryman	BROGO Minerals, LLC
Henderson	2017-00018391	2017-00018391	06/14/2016	The M.R. Westfall Family Revocable Trust dated November 1, 2010	O’Benco IV, LP

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGSITRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2016-00011566	2016-00011566	03/23/2016	Paul Dustin Godwin, Dylan Cole Godwin and Debbie Godwin Life Tenant	BROGO Minerals, LLC
Henderson	2016-00011530	2016-00011530	05/04/2016	Katherine Turner Cotter	BROGO Minerals, LLC
Henderson	2016-00006224	2016-00006224	04/14/2016	Doris Marie Hillhouse et vir Roy Hillhouse	O’Brien Resources, LLC
Henderson	2011-00013984	2011-00013984	04/06/2016	Ira Jene Jackson	O’Brien Resources, LLC
Henderson	2011-00013985	2011-00013985	03/28/2011	Betty D. Watkins, dealing with her sole and separate property	O’Brien Resources, LLC
Henderson	2011-00013988	2011-00013988	04/12/2011	John M. Johnston and wife Marie R. Johnston	O’Brien Resources, LLC
Henderson	2270-081	201106464	04/13/2011	Susan A. Soulsby	O’Brien Resources, LLC
Henderson	2011-00013990	2011-00013990	05/13/2011	Thomas Harold Grantham, Trustee of the Children of Sarah Helen Smith Grantham Trust	O’Brien Resources, LLC
Henderson	2011-00013991	2011-00013991	05/12/2011	J. Rodney Johnson	O’Brien Resources, LLC
Henderson	2011-00013992	2011-00013992	05/13/2011	Dane H. Smith AIF for Heather Royall Smith	O’Brien Resources, LLC
Henderson	2011-00013993	2011-00013993	05/14/2011	Jared D. Jones	O’Brien Resources, LLC
Henderson	2011-00013994	2011-00013994	05/04/2011	S. Scott MacDonald	O’Brien Resources, LLC
Henderson	2011-00013995	2011-00013995	05/04/2011	Cary P. MacDonald	O’Brien Resources, LLC
Henderson	2011-00013996	2011-00013996	05/27/2011	Freda Gail Stern Estate of Freda Gail Stern, Harley Soltes Ind Exec	O’Brien Resources, LLC
Henderson	2017-00001404	2017-00001404	10/14/2016	Weldon J. Taylor	O’Brien Resources, LLC
(Petra Ziegerman)
Henderson	2011-00013998	2011-00013998	07/07/2011	Don N. MacDonald	O’Brien Resources, LLC
Henderson	2011-00013999	2011-00013999	07/05/2011	Robert A. Haslam	O’Brien Resources, LLC
Henderson	2013-00009773	2013-00009773	05/31/2013	Doris Marie Hillhouse	O’Brien Resources, LLC
et vir Roy Hillhouse
Henderson	2012-00012207	2012-00012207	07/06/2012	Mike Angel	O’Brien Resources, LLC
Henderson	2012-00012208	2012-00012208	07/06/2012	Christopher Angel	O’Brien Resources, LLC
Henderson	2012-00012206	2012-00012206	07/17/2012	Harold Gregg Larimer, Jr.	O’Brien Resources, LLC
Henderson	2012-00012226	2012-00012226	07/26/2012	Cynthia D. Kiser	O’Brien Resources, LLC
Henderson	2012-00012219	2012-00012219	08/01/2012	William P. Jones	O’Brien Resources, LLC
Henderson	2012-00012217	2012-00012217	08/17/2012	Larry Price	O’Brien Resources, LLC
Henderson	2012-00012211	2012-00012211	08/17/2012	James Harvill, Jr.	O’Brien Resources, LLC
Henderson	2012-00012218	2012-00012218	08/03/2012	L. B. Eaton	O’Brien Resources, LLC
Henderson	2012-00012212	2012-00012212	08/17/2012	Jean L. Harvill	O’Brien Resources, LLC
Henderson	2011-00012607	2011-00012607	05/27/2011	Aletta LeeVee Lambright et al	Energia Tejas, LLC
Henderson	2011-00010839	2011-00010839	05/19/2011	Aletta LeeVee Lambright et al	Energia Tejas, LLC
Henderson	2012-00007061	2012-00007061	11/09/2011	Anthony Dale Dehart	Energia Tejas, LLC
Henderson	2011-00010888	2011-00010888	05/26/2011	Anton E. Fraps, III	Energia Tejas, LLC
Henderson	2011-00010827	2011-00010827	03/30/2011	Archie A. Dennis Jr. et ux June M. Dennis	Energia Tejas, LLC
Henderson	2012-00010611	2012-00010611	08/16/2011	Archie M. Dennis	Energia Tejas, LLC
Henderson	2011-00012602	2011-00012602	07/26/2011	Betty Darsey Woods	Energia Tejas, LLC
Henderson	2011-00006509	2011-00006509	03/30/2011	Betty Darsey Woods	Energia Tejas, LLC
Henderson	2011-00006530	2011-00006530	04/03/2011	Betty Sue Dwelle Waters	Energia Tejas, LLC
Henderson	2011-00010867	2011-00010867	06/07/2011	Billy Joe Cummings	Energia Tejas, LLC
Henderson	2011-00006508	2011-00006508	03/17/2011	Meazell Partnership	Energia Tejas, LLC
Henderson	2011-00012631	2011-00012631	06/21/2011	*Billy Lynn Till	Energia Tejas, LLC
Henderson	2011-00006511	2011-00006511	03/30/2011	Bradley Lambright	Energia Tejas, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2011-00012622	2011-00012622	05/18/2011	Cary S. “Pete” Cowart	Energia Tejas, LLC
Henderson	2011-00006572	2011-00006572	03/30/2011	Charles P. Lewis	Energia Tejas, LLC
Henderson	2011-00012611	2011-00012611	07/26/2011	Charles P. Lewis	Energia Tejas, LLC
Henderson	2011-00010909	2011-00010909	06/09/2011	Claudia J. Stromberg (and Russell S. Stromberg, a married couple)	Energia Tejas, LLC
Henderson	2011-00010877	2011-00010877	06/01/2011	Clifford O. Baggett	Energia Tejas, LLC
Henderson	2011-00006540	2011-00006540	03/30/2011	Dana Mitchell	Energia Tejas, LLC
Henderson	2011-00012610	2011-00012610	08/01/2011	Dana Mitchell	Energia Tejas, LLC
Henderson	2011-00010847	2011-00010847	06/01/2011	David Baggett	Energia Tejas, LLC
Henderson	2016-00012765	2016-00012765	05/19/2016	David Tritter, Trustee	O’Brien Resources, LLC
Henderson	2011-00010873	2011-00010873	05/27/2011	Deborah J. Schrader	Energia Tejas, LLC
Henderson	2011-00010886	2011-00010886	07/01/2011	Debra K. Lambright	Energia Tejas, LLC
Henderson	2011-00006566	2011-00006566	03/31/2011	Keith Lee Pate	Energia Tejas, LLC
Henderson	2011-00012608	2011-00012608	05/06/2011	East Texas National Bank, Trustee of the Theretta Bartlett Pickel Testamentary Trust	Energia Tejas, LLC
Henderson	2011-00010832	2011-00010832	05/04/2011	Elizabeth Staggs Huckabay, Tr. of the Mary Kathryn Grisso Revocable Trust	Energia Tejas, LLC
Henderson	2012-00009535	2012-00009535	02/23/2011	Eugene E. Soutter (now deceased) et ux Elizabeth A. Soutter	Energia Tejas, LLC
Henderson	2012-00007058	2012-00007058	08/30/2011	*FDIC Receiver of Franklin Bank	Energia Tejas, LLC
Henderson	2012-00007057	2012-0007057	08/30/2011	FDIC	Energia Tejas, LLC
Henderson	2011-00006551	2011-00006551	02/25/2011	FDIC	Energia Tejas, LLC
Henderson	2011-00010880	2011-00010880	06/07/2011	Gary Don Wilbanks et ux Glenda	Energia Tejas LLC
Henderson	2011-00010852	2011-00010852	05/27/2011	Gerald C. Knepple and wife, Carolyn Knepple	Energia Tejas, LLC
Henderson	2011-00010854	2011-00010854	05/03/2011	Gerald C. Knepple and wife, Carolyn Knepple	Energia Tejas, LLC
Henderson	2011-00010853	2011-00010853	05/03/2011	Gerald C. Knepple and wife, Carolyn Knepple	Energia Tejas, LLC
Henderson	2011-00006553	2011-00006553	02/23/2011	Gladys Isbell,Trustee for the Isbell Family Revocable Trust	Energia Tejas, LLC
Henderson	2011-00010868	2011-00010868	06/07/2011	Gladys Isbell,Trustee for the Isbell Family Revocable Trust	Energia Tejas, LLC
Henderson	2011-00006561	2011-00006561	04/06/2011	Glenn Holley	Energia Tejas, LLC
Henderson	2011-00010841	2011-00010841	05/27/2011	Glenn Holley	Energia Tejas, LLC
Henderson	2011-00010865	2011-00010865	05/05/2011	Glenn Holley	Energia Tejas, LLC
Henderson	2011-00014104	2011-00014104	08/27/2011	Gwen Murrell	Energia Tejas, LLC
Henderson	2011-00010859	2011-00010859	03/23/2011	Harvil Lester Lambright	Energia Tejas, LLC
Henderson	2014-00015294	2014-00015294	08/26/2014	Heidy Herschbach, Trustee of the Herschbach Living Trust dated June 20, 2002 ; RIverwood Energy, LLC	O’Brien Resources, LLC
Henderson	2015-00000196	2015-00000196	11/26/2014	Herschbach Petroleum Co., Ltd.	O’Brien Resources, LLC
Henderson	2011-00012593	2011-00012593	06/30/2011	Holley Lake Club, c/o Kathy Blackmon	Energia Tejas, LLC
Henderson	2011-00012604	2011-00012604	08/26/2011	Inverness Energy, Inc.	Energia Tejas, LLC
Henderson	2011-00010904	2011-00010904	07/26/2011	Ira Jene Jackson	Energia Tejas, LLC
Henderson	2011-00006548	2011-00006548	03/23/2011	Shirley Joyce Lambright	Energia Tejas, LLC
Henderson	2011-00012612	2011-00012612	07/26/2011	*J.D. Black	Energia Tejas, LLC
Henderson	2015-00000202	2015-00000202	09/23/2014	Jacque D. Hyde individually and as executrix for the Estate of Jack L. Coleman	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2011-00012600	2011-00012600	08/23/2011	Jack P. Rahm, Trustee of the Jack P. Rahm Revocable Trust	Energia Tejas, LLC
Henderson	2011-00012601	2011-00012601	08/23/2011	Jack P. Rahm, Trustee of the Jack P. Rahm Revocable Trust	Energia Tejas, LLC
Henderson	2011-00014110	2011-00014110	06/10/2011	Janet Lynn Shafer Boyanton	Energia Tejas, LLC
Henderson	2011-00010900	2011-00010900	05/13/2011	Jean J. Palmer	Energia Tejas, LLC
Henderson	2011-00010856	2011-00010856	05/11/2011	Jeffrey W. Eaton	Energia Tejas, LLC
Henderson	2011-00006536	2011-00006536	02/23/2011	Jerry Nell Mitchell Wilbanks	Energia Tejas, LLC
Henderson	2011-00010858	2011-00010858	04/28/2011	Jerry Nell Mitchell Wilbanks	Energia Tejas, LLC
Henderson	2011-00006565	2011-00006565	03/07/2011	Jerry Wayne Rogers et ux Wanda Beth Rogers	Energia Tejas, LLC
Henderson	2011-00010885	2011-00010885	06/17/2011	John H. Brown et ux Judy aka Final Talley, Ltd.	Energia Tejas, LLC
Henderson	2011-00010851	2011-00010851	05/25/2011	*John K. Patton et ux Rose	Energia Tejas, LLC
Henderson	2011-00010894	2011-00010894	05/24/2011	John L. Schoellkopf	Energia Tejas, LLC
Henderson	2011-00006564	2011-00006564	08/27/2015	Joy Lock	Energia Tejas, LLC
Henderson	2012-00007060	2012-00007060	11/09/2011	Joyce Ruetta Featherston	Energia Tejas, LLC
Henderson	2011-00006543	2011-00006543	03/19/2011	Judy Nell Pritchard, Trustee for Kristie Leigh Wakefield	Energia Tejas, LLC
Henderson	2011-00006531	2011-00006531	04/20/2011	Julia H. Mitchell	Energia Tejas, LLC
Henderson	2011-00014106	2011-00014106	06/10/2011	Julie Shafer Ciuro	Energia Tejas, LLC
Henderson	2011-00010869	2011-00010869	06/07/2011	Kathy Diane Halbert et vir Ira Wayne Halbert	Energia Tejas, LLC
Henderson	2011-00006513	2011-00006513	03/30/2011	Keetah Holley, widow Roger Dale Holley	Energia Tejas, LLC
Henderson	2011-00006514	2011-00006514	04/12/2011	Leigh L. Williams	Energia Tejas, LLC
Henderson	2011-00012628	2011-00012628	03/30/2011	Lenell Lambright	Energia Tejas, LLC
Henderson	2011-00006534	2011-00006534	04/14/2011	Leona Earl May	Energia Tejas, LLC
Henderson	2011-00010881	2011-00010881	06/24/2011	Lillian L. Meriwether	Energia Tejas, LLC
Henderson	2011-00006505	2011-00006505	03/17/2011	Lonnie Clint Vick, Sr. et ux Regina Anne Vick	Energia Tejas, LLC
Henderson	2011-00010828	2011-00010828	04/03/2011	Jeanne D. Waters, by Lindsley Waters III, A-I-F	Energia Tejas, LLC
Henderson	2011-00006562	2011-00006562	04/12/2011	Maggie Nell Youngblood	Energia Tejas, LLC
Henderson	2011-00010890	2011-00010890	05/27/2011	*Margaret Avriette, Trustee of the Gene and Margaret Avriette Family Trust	Energia Tejas, LLC
Henderson	2011-00006515	2011-00006515	04/14/2011	Margaret Ellen Robison (dec’d)	Energia Tejas, LLC
Henderson	2011-00010870	2011-00010870	04/28/2011	Marvin Holcomb , Glenn Holcomb & Ronnie Holcomb	Energia Tejas, LLC
Henderson	2011-00010906	2011-00010906	06/09/2011	Mary Ann Cohen	Energia Tejas, LLC
Henderson	2011-00010903	2011-00010903	05/27/2011	Mary Lambright	Energia Tejas, LLC
Henderson	2011-00010838	2011-00010838	05/12/2011	Mary Lambright	Energia Tejas, LLC
Henderson	2011-00010834	2011-00010834	03/08/2011	*Mary Joanne Wilson (partially sold)	Energia Tejas, LLC
Henderson	2012-00007059	2012-00007059	11/09/2011	Melvin Lynn Dehart	Energia Tejas, LLC
Henderson	2011-00012613	2011-00012613	03/23/2011	Michael Lambright et al	Energia Tejas, LLC
Henderson	2011-00012595	2011-00012595	05/12/2011	Mila Lambright Baker	Energia Tejas, LLC
Henderson	2011-00012592	2011-00012592	07/14/2011	Nancy Burnett	Energia Tejas, LLC
Henderson	2014-00006543	2014-00006543	05/04/2011	Annette Goolsby et al	Energia Tejas, LLC
Henderson	2011-00006570	2011-00006570	03/30/2011	Norine Kelly (now Brenda Nikel, et al)	Energia Tejas, LLC
Henderson	2011-00014112	2011-00014112	08/04/2011	Norine Kelly	Energia Tejas, LLC
Henderson	2011-00010848	2011-00010848	05/27/2011	Obdiah Lloyd Lambright	Energia Tejas, LLC
Henderson	2011-00010833	2011-00010833	05/03/2011	Obdiah Lloyd Lambright	Energia Tejas, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2011-00012626	2011-00012626	06/24/2011	Ozie Dean Till	Energia Tejas, LLC
Henderson	2011-00006571	2011-00006571	04/14/2011	Patricia Ann Bragg	Energia Tejas, LLC
Henderson	2011-00010902	2011-00010902	06/09/2011	Patricia Hillman Murrell	Energia Tejas, LLC
Henderson	2011-00006546	2011-00006546	03/17/2011	Patricia L. Palmer	Energia Tejas, LLC
Henderson	2011-00010835	2011-00010835	05/26/2011	Patrick H. Wageman	Energia Tejas, LLC
Henderson	2011-00010893	2011-00010893	03/23/2011	Patsy Jo Lambright	Energia Tejas, LLC
Henderson	2011-00010836	2011-00010836	05/19/2011	Patsy Lindsey Hardy et vir Nicky	Energia Tejas, LLC
Henderson	2011-00010844	2011-00010844	05/04/2011	Peggy H. Kirkland, A-I-F for Norma Dell	Energia Tejas, LLC
Henderson	2011-00010843	2012-00010843	05/27/2011	Lambright Hillhouse Peggy H. Kirkland, A-I-F for Norma Dell Lambright Hillhouse	Energia Tejas, LLC
Henderson	2011-00006552	2011-00006552	02/25/2011	Randy Allen Wilbanks	Energia Tejas, LLC
Henderson	2011-00014105	2011-00014105	08/25/2011	Rentier, Inc. (renewed #1242)	Energia Tejas, LLC
Henderson	2011-00006517	2011-00010861	03/31/2011	Richard D. Couron	Energia Tejas, LLC
Henderson	2011-00006569	2011-00006569	04/03/2011	Richard E. Dwelle et ux Peggy D. Dwelle	Energia Tejas, LLC
Henderson	2011-00010855	2011-00010855	05/11/2011	Richard H. Eaton	Energia Tejas, LLC
Henderson	2012-00009534	2012-00009534	08/05/2011	Rick G. Baldree et ux Denise Baldree	Energia Tejas, LLC
Henderson	2011-00014103	2011-00014103	09/23/2011	The Robert Welch Foundation	Energia Tejas, LLC
Henderson	2011-00010891	2011-00010891	05/23/2011	Robert Dehart	Energia Tejas, LLC
Henderson	2011-00010862	2011-00010862	05/11/2011	Robert W. Percival	Energia Tejas, LLC
Henderson	2011-00006541	2011-00006541	03/30/2011	Robert Avon Holley	Energia Tejas, LLC
Henderson	2011-00006556	2011-00006556	03/21/2011	Ronald Charles Holcomb et ux Anne Holcomb	Energia Tejas, LLC
Henderson	2011-00010830	2011-00010830	05/13/2011	Ronald C. Pate et ux Kimberly	Energia Tejas, LLC
Henderson	2017-00010907	2017-00010907	03/07/2011	Ronald L. Williams	Energia Tejas, LLC
Henderson	2017-00010907	2017-00010907	08/08/2011	Ronald L. Williams	Energia Tejas, LLC
Henderson	2011-00010905	2011-00010905	05/12/2011	Roy Lee Lambright	Energia Tejas, LLC
Henderson	2011-00006532	2011-00006532	04/25/2011	Royce W. Benson et ux Anita D.	Energia Tejas, LLC
Henderson	2011-00006522	2011-00006522	03/23/2011	Ruthie F. Lambright	Energia Tejas, LLC
Henderson	2011-00006510	2011-00006510	04/12/2011	Sharon Lorraine Anderson	Energia Tejas, LLC
Henderson	2011-00010846	2011-00010846	05/27/2011	Shirley B. Hilton	Energia Tejas, LLC
Henderson	2011-00006506	2011-00006506	05/05/2011	Shirley B. Hilton	Energia Tejas, LLC
Henderson	2011-00012623	2011-00012623	03/30/2011	Sonja Lewis Simon	Energia Tejas, LLC
Henderson	2011-00012606	2011-00012606	07/26/2011	Sonja Lewis Simon	Energia Tejas, LLC
Henderson	2011-00012615	2011-00012615	08/15/2011	Sonya Havard Moon	Energia Tejas, LLC
Henderson	2011-00006502	2011-00006502	03/07/2011	Stephen Kelley Presswood	Energia Tejas, LLC
Henderson	2011-00010882	2011-00010882	06/24/2011	Susan P. Meriwether	Energia Tejas, LLC
Henderson	2011-00010837	2011-00010837	06/01/2011	Thomas C. Browning	Energia Tejas, LLC
Henderson	2011-00006547	2011-00006547	02/23/2011	Thomas L. Soutter	Energia Tejas, LLC
Henderson	2011-00012624	2011-00012624	05/31/2011	Thomas L. Soutter	Energia Tejas, LLC
Henderson	2011-00012617	2011-00012617	08/15/2011	Todd Havard	Energia Tejas, LLC
Henderson	2011-00010899	2011-00010899	05/12/2011	Tracey Louise Lambright	Energia Tejas, LLC
Henderson	2011-00010889	2011-00010889	05/13/2011	Vera Odle	Energia Tejas, LLC
Henderson	2011-00010892	2011-00010892	05/13/2011	Vera Odle, A-I-F for Helen Burns	Energia Tejas, LLC
Henderson	2011-00012596	2011-00012596	03/07/2011	Virginia Gail Willis	Energia Tejas, LLC
Henderson	2011-00012603	2011-00012603	08/25/2011	VWP JR, Inc. (Victor W. Pryor, Jr.)	Energia Tejas, LLC
Henderson	2011-00012599	2011-00012599	08/25/2011	VWP JR, Inc. (Victor W. Pryor, Jr.)	Energia Tejas, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2011-00010872	2011-00010872	07/26/2011	*W. G. Darsey, III	Energia Tejas, LLC
Henderson	2012-00009533	2012-00009533	09/23/2011	Walter C. Windsor (renewed #1230)	Energia Tejas, LLC
Henderson	2011-00010849	2011-00010849	05/19/2011	Wanda Lindsey Erekson et vir Robbiie	Energia Tejas, LLC
Henderson	2011-00010866	2011-00010866	04/28/2011	Wayne Mitchell	Energia Tejas, LLC
Henderson	2011-00012594	2011-00012594	08/04/2011	Weldon J. Taylor (Petra Zeigerman)	Energia Tejas, LLC
Henderson	2016-00003043	2016-00003043	02/23/2016	*William Ray Watson, Sr., and Brigette Watson, husband and wife (O’Benco IV et al)	O’Brien Resources, LLC
Henderson	2011-00010845	2011-00010845	06/24/2011	William Thomas Meriwether	Energia Tejas, LLC
Henderson	2011-00014111	2011-00014111	08/23/2011	Windsor Interests, Ltd.	Energia Tejas, LLC
Henderson	2011-00012605	2011-00012605	08/26/2011	Yukon Energy, LLC	Energia Tejas, LLC
Henderson	2015-00014861	2015-00014861	10/29/2015	Teresa Heilig	O’Brien Resources, LLC
Henderson	2012-00012213	2012-00012213	08/17/2012	Bettye L. Newberry	O’Brien Resources, LLC
Henderson	2012-00012231	2012-00012231	08/17/2012	Gregory Paul Cox	O’Brien Resources, LLC
Henderson	2012-00012214	2012-00012214	08/17/2012	James G. Cox	O’Brien Resources, LLC
Henderson	2013-00006352	2013-00006352	08/23/2012	Barbara L. Sides	O’Brien Resources, LLC
Henderson	2012-00015812	2012-00015812	08/27/2012	Rhonda Mahoney	O’Brien Resources, LLC
Henderson	2013-00009786	2013-00009786	05/24/2013	Glen McWhorter	O’Brien Resources, LLC
Henderson	2013-00009785	2013-00009785	05/24/2013	*James McWhorter	O’Brien Resources, LLC
Henderson	2013-00009787	2013-00009787	05/24/2013	David McWhorter	O’Brien Resources, LLC
Henderson	2012-00014511	2012-00014511	08/09/2012	George G. Wood	O’Brien Resources, LLC
Henderson	2012-00012227	2012-00012227	07/19/2012	Daphne Elizabeth Carpenter	O’Brien Resources, LLC
Henderson	2016-00001912	2016-00001912	12/03/2015	Gary Don Wilbanks et ux	O’Brien Resources, LLC
Henderson	2012-00016072	2012-00016072	10/26/2012	Damon Douglas	O’Brien Resources, LLC
Henderson	2012-00016076	2012-00016076	11/26/2012	Eugene E. Soutter et ux (now	O’Brien Resources, LLC
Henderson	2013-00000482	2013-00000482	11/12/2012	Patricia Ward Bryant	O’Brien Resources, LLC
Henderson	2016-00005131	2016-00005131	02/01/2016	Eddie Don Price	O’Brien Resources, LLC
Henderson	2012-00015823	2012-15823	10/18/2012	Holly Avriette Fox	O’Brien Resources, LLC
Henderson	2016-00003606	3016-00003606	02/01/2016	Stephen Wayne Woodall	O’Brien Resources, LLC
Henderson	2016-00003605	2016-00003605	02/01/2016	Della Mae Woodall Turner	O’Brien Resources, LLC
Henderson	2013-00001772	2013-00001772	08/13/2012	Julius W. Wylie	O’Brien Resources, LLC
Henderson	2013-00000468	2013-00000468	11/12/2012	Alfred M. Yeatts, Jr.	O’Brien Resources, LLC
Henderson	2016-00005126	2016-00005126	02/01/2016	Kenneth Goodrum	O’Brien Resources, LLC
Henderson	2016-00000589	2016-00000589	11/17/2015	Clarine Kellam	O’Brien Resources, LLC
Henderson	2012-00016073	2012-00016073	09/19/2012	Gilbert S. Hernandez	O’Brien Resources, LLC
Henderson	2013-00000469	2013-00000469	12/12/2012	*J. Bradley Jeffreys	O’Brien Resources, LLC
Henderson	2016-00006209	2016-00006209	04/04/2016	Lynda Lou Goodrum	O’Brien Resources, LLC
Henderson	2013-00000481	2013-00000481	11/16/2012	William “Bain” Ward, III	O’Brien Resources, LLC
Henderson	2015-00015673	2015-00015673	11/17/2015	Steve Harrington	O’Brien Resources, LLC
Henderson	2015-00015668	2015-00015668	11/17/2015	John Harrington	O’Brien Resources, LLC
Henderson	2015-00015672	2015-00015672	10/12/2015	Charlotte Heppel	O’Brien Resources, LLC
Henderson	2015-00015674	2015-00015674	11/17/2015	Tom Harrington III	O’Brien Resources, LLC
Henderson	2016-00005125	2016-00005125	02/01/2016	Roger Warren Price	O’Brien Resources, LLC
Henderson	2013-00000483	2013-00000483	12/14/2012	Sydonia L. Sonnenburg (deceased)	O’Brien Resources, LLC
Henderson	2013-00000484	2013-00000484	11/13/2012	Robin S. Ritchie	O’Brien Resources, LLC
Henderson	2013-00000479	2013-00000479	12/10/2012	Chieftain Exploration Co	O’Brien Resources, LLC
Henderson	2016-00006216	2016-00006216	02/01/2016	Rhonda S. Davidson	O’Brien Resources, LLC
Henderson	2016-00001915	2016-00001915	12/16/2015	Gwendolyn Kay Michael	O’Brien Resources, LLC
Henderson	2013-00001773	2013-00001773	09/28/2012	Tracey Lambright et al	O’Brien Resources, LLC
Henderson	2013-00001766	2013-00001766	12/18/2012	Neill Oil, LLC	O’Brien Resources, LLC
Henderson	2013-00001771	2013-00001771	01/14/2013	*Sunmore Energy Partners, LLC	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2013-00006358	2013-00006358	01/17/2013	Est of T. L. Huddleston by H. T. Hyde, Jr., Trustee	O’Brien Resources, LLC
Henderson	2013-00006348	2013-00006348	05/09/2013	Hugh Craft	O’Brien Resources, LLC
Henderson	2013-00006362	2013-00006362	01/24/2013	Libby Craft	O’Brien Resources, LLC
Henderson	2016-00012779	2016-00012779	06/14/2016	Mary L. Fitch	O’Brien Resources, LLC
Henderson	2013-00009794	2013-00009794	02/20/2013	Bandera Minerals, LLC	O’Brien Resources, LLC
Henderson	2013-00006347	2013-00006347	01/09/2013	Diane Gilbert Clark	O’Brien Resources, LLC
Henderson	2013-00006365	2013-00006365	02/04/2013	Schare, Ltd.	O’Brien Resources, LLC
Henderson	2013-00006363	2013-00006363	02/04/2013	Panacea Energy, Inc.	O’Brien Resources, LLC
Henderson	2013-00006364	2013-00006364	02/04/2013	K. Phil Fleetwood	O’Brien Resources, LLC
Henderson	2013-00006360	2013-00006360	01/23/2013	Nathan Leslie James	O’Brien Resources, LLC
Henderson	2013-00006361	2013-00006361	01/23/2013	Gleith James Mann	O’Brien Resources, LLC
Henderson	2013-00006354	2013-00006354	02/21/2013	Alva June Daily	O’Brien Resources, LLC
Henderson	2013-00006367	2013-00006367	01/23/2013	Eva Evans (minerals now to heirs)	O’Brien Resources, LLC
Henderson	2013-00006355	2013-00006355	02/26/2013	James Scott, Jr.	O’Brien Resources, LLC
Henderson	2013-00006366	2013-00006366	02/26/2013	James Scott, Sr.	O’Brien Resources, LLC
Henderson	2013-00006353	2013-00006353	02/20/2013	Royce M. Benson	O’Brien Resources, LLC
Henderson	2013-00006350	2013-00006350	01/22/2013	Katrina Lynn Pound	O’Brien Resources, LLC
Henderson	2012-00010613	2012-00010613	08/16/2011	Gary Wayne Dennis, Trustee	Energia Tejas, LLC
Henderson	2013-00006356	2013-00006356	01/22/2013	Benjamin Aaron Cohen	O’Brien Resources, LLC
Henderson	2013-00009795	2013-00009795	04/18/2013	Troy C. House	O’Brien Resources, LLC
Henderson	2016-00008872	2016-00008872	02/28/2013	Mary Jo Mullins	O’Brien Resources, LLC
Henderson	2013-00009797	2013-00009797	04/17/2013	Mack Powell	O’Brien Resources, LLC
Henderson	2013-00009798	2013-00009798	04/18/2013	Geraldine Rounsavall	O’Brien Resources, LLC
Henderson	2013-00017297	2013-00017297	02/26/2013	Owen Oil & Gas Properties, LLC	O’Brien Resources, LLC
Henderson	2013-00009804	2013-00009804	02/18/2013	George S. Tallichet	O’Brien Resources, LLC
Henderson	2013-00009805	2013-00009805	02/18/2013	Henri Lucien Tallichet	O’Brien Resources, LLC
Henderson	2013-00009803	2013-00009803	02/18/2013	George S. Heyer, Jr.	O’Brien Resources, LLC
Henderson	2013-00009802	2013-00009802	11/19/2012	Kenneth Haesly	O’Brien Resources, LLC
Henderson	2013-00009806	2013-00009806	03/25/2013	Michael A. Maynard	O’Brien Resources, LLC
Henderson	2013-00009800	2013-00009800	05/02/2013	Lucille Collins	O’Brien Resources, LLC
Henderson	2013-00009799	2013-00009799	05/02/2013	Glenda Langley	O’Brien Resources, LLC
Henderson	2013-00009801	2013-00009801	04/30/2013	Southwest Mineral Group, Ltd.	O’Brien Resources, LLC
Henderson	2013-00009788	2013-00009788	04/09/2013	Margaret P. Tyson	O’Brien Resources, LLC
Henderson	2013-00009790	2013-00009790	04/30/2013	Glenda K. Hayes	O’Brien Resources, LLC
Henderson	2016-00012776	2016-00012776	05/23/2016	Faye P. Harris	O’Brien Resources, LLC
Henderson	2013-00009789	2013-00009789	05/09/2013	Rosemary Williams	O’Brien Resources, LLC
Henderson	2013-00009777	2013-00009777	04/16/2013	The Estate of Buck J. Wynne, Jr.	O’Brien Resources, LLC
Henderson	2013-00009780	2013-00009780	04/16/2013	Adele Monning	O’Brien Resources, LLC
Henderson	2013-00009778	2013-00009778	04/16/2013	Oscar Bruce Chamberlain	O’Brien Resources, LLC
Henderson	2013-00009781	2013-00009781	04/16/2013	Karen Hunnicutt	O’Brien Resources, LLC
Henderson	2013-00009779	2013-00009779	04/16/2013	Holly Chamberlain aka Holly Casey	O’Brien Resources, LLC
Henderson	2013-00009782	2013-00009782	04/17/2013	Kirby Minerals	O’Brien Resources, LLC
Henderson	2017-00010907	2017-00010907	07/28/2013	Ronald L. Williams	O’Brien Resources, LLC
Henderson	2013-00009776	2013-00009776	01/14/2013	Lolita Anne Rothfuss, f/k/a Lolita A. Langham	O’Brien Resources, LLC
Henderson	2013-00009775	2013-00009775	06/18/2013	Bailey Smiley	O’Brien Resources, LLC
Henderson	2013-00014065	2013-00014065	08/02/2013	Brian Utz et ux Janet	O’Brien Resources, LLC
Henderson	2013-00014064	2013-00014064	07/24/2013	Richard C. Palmer et ux	O’Brien Resources, LLC
Henderson	2013-00014063	2013-00014063	07/24/2013	Pamala Solis et vir	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2013-00014061	2013-00014061	07/12/2013	Loughridge C. Murrell, Jr.	O’Brien Resources, LLC
Henderson	2013-00017299	2013-00017299	08/14/2013	James M. Chatfield	O’Brien Resources, LLC
Henderson	2013-00017300	2013-00017300	07/12/2013	Helen Weeks-Chatfield	O’Brien Resources, LLC
Henderson	2013-00016532	2013-00016532	09/23/2013	Robert W. Palmer	O’Brien Resources, LLC
Henderson	2013-00016535	2013-00016535	10/10/2013	Kirby Minerals	O’Brien Resources, LLC
Henderson	2014-00001070	2014-00001070	10/11/2013	Bandera Minerals, LLC	O’Brien Resources, LLC
Henderson	2013-00016541	2013-00016541	04/24/2013	I.P. LaRue Mineral Properties, LLC	O’Brien Resources, LLC
Henderson	2013-00017298	2013-00017298	10/02/2013	Owen Oil & Gas Properties, LLC	O’Brien Resources, LLC
Henderson	2013-00016534	2013-00016534	09/23/2013	Frederick Palmer	O’Brien Resources, LLC
Henderson	2013-00016533	2013-00016533	09/23/2013	John Palmer	O’Brien Resources, LLC
Henderson	2013-00016540	2013-00016540	08/07/2013	Linda L. Kropp	O’Brien Resources, LLC
Henderson	2013-00016539	2013-00016539	08/07/2013	Jeana Walker	O’Brien Resources, LLC
Henderson	2013-00016538	2013-00016538	09/27/2013	Susan Prescott AIF for Carrold C. Dollar (Deceased)	O’Brien Resources, LLC
Henderson	2014-00001082	2014-00001082	11/05/2013	Sheila Hunt	O’Brien Resources, LLC
Henderson	2014-00001072	2014-00001072	11/18/2013	Jay N. Besett	O’Brien Resources, LLC
Henderson	2014-00001083	2014-00001083	11/18/2013	Katherine L. Edwards	O’Brien Resources, LLC
Henderson	2014-00001077	2014-00001077	11/05/2013	Margaret Jean Lambright	O’Brien Resources, LLC
Henderson	2014-00001076	2014-00001076	04/30/2013	Barbara Rhine	O’Brien Resources, LLC
Henderson	2014-00001085	2014-00001085	11/05/2013	Michael Dale Lambright	O’Brien Resources, LLC
Henderson	2014-00001080	2014-00001080	11/05/2013	Audrey Neel	O’Brien Resources, LLC
Henderson	2014-00001086	2014-00001086	11/06/2013	David Lambright	O’Brien Resources, LLC
Henderson	2014-00001069	2014-00001069	11/05/2013	William Nell Besett	O’Brien Resources, LLC
Henderson	2014-00001079	2014-00001079	11/22/2013	Bertha Sue Littlefield	O’Brien Resources, LLC
Henderson	2014-00001084	2014-00001084	11/05/2013	Betty Adcock	O’Brien Resources, LLC
Henderson	2014-00001078	2014-00001078	11/05/2013	Hazel Elder	O’Brien Resources, LLC
Henderson	2014-00001081	2014-00001081	11/05/2013	Shirley N. McKinney	O’Brien Resources, LLC
Henderson	2014-00006548	2014-00006548	11/05/2013	Cindy Lambright	O’Brien Resources, LLC
Henderson	2014-00001074	2014-00001074	11/18/2013	Kenneth D. Clark	O’Brien Resources, LLC
Henderson	2014-00001075	2014-00001075	11/05/2013	Sherrie Battaglia	O’Brien Resources, LLC
Henderson	2014-00001068	2014-00001068	11/18/2013	Eveline Lambright Baker	O’Brien Resources, LLC
Henderson	2014-00001067	2014-00001067	11/22/2013	Harold Ray Lambright	O’Brien Resources, LLC
Henderson	2014-00003078	2014-00003078	02/07/2014	Carroll Springs Cemetery Assoc.	O’Brien Resources, LLC
Henderson	2014-00001073	2014-00001073	12/13/2013	Connie Ruth Brooks	O’Brien Resources, LLC
Henderson	2014-00003081	2014-00003081	02/11/2014	Ann C. Maroe	O’Brien Resources, LLC
Henderson	2014-00003082	2014-00003082	02/19/2014	Patsy C. Sorenson	O’Brien Resources, LLC
Henderson	2014-00003083	2014-00003083	02/21/2014	Michelle Avriette Ogden	O’Brien Resources, LLC
Henderson	2014-00003077	2014-00003077	02/13/2014	Lynette L. Murrell Gammon	O’Brien Resources, LLC
Henderson	2014-00003079	2014-00003079	02/12/2014	*Nathan Murrell	O’Brien Resources, LLC
Henderson	2014-00006559	2014-00006559	03/11/2014	Ernest Edwin Moyers	O’Brien Resources, LLC
Henderson	2014-00004666	2014-00004666	04/14/2014	Martin R. Bennett, Receiver - Cause 2014C-00880 Unknown Heirs of Brenda Lambright; Prentice Berwick; LaVerne Davis; Prentice Noah Berwick; Liilie Dell Lambright Bradshaw; Florence Raney; Elizabeth Ann Clark; Minnie Lou Vandiver; Jacqueline W. Melton	O’Brien Resources, LLC
Henderson	2014-00006558	2014-00006558	02/18/2014	Kelly Milan Trahan	O’Brien Resources, LLC
Henderson	2014-00006556	2014-00006556	02/28/2014	Father Flanagan’s Boys’ Home	O’Brien Resources, LLC
Henderson	2014-00006553	2014-00006553	04/17/2014	Kerry Vance	O’Brien Resources, LLC
Henderson	2014-00006551	2014-00006551	04/17/2014	Chester Vance Chapel	O’Brien Resources, LLC
Henderson	2014-00006545	2014-00006545	04/26/2014	Charles Ashburn Davis	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2014-00006554	2014-00006554	04/23/2014	Veronica Lois Orr	O’Brien Resources, LLC
Henderson	2014-00007929	2014-00007929	05/20/2014	Travis Vernon Batson, Jr.	O’Brien Resources, LLC
Henderson	2014-00013015	2014-00013015	05/20/2014	Jack P. Rahm, Trustee of the Jack P. Rahm Revocable Trust	O’Brien Resources, LLC
Henderson	2014-00011626	2014-00011626	05/21/2014	David R. Soulsby	O’Brien Resources, LLC
Henderson	2014-00007928	2014-00007928	05/29/2014	Glenn Holley	O’Brien Resources, LLC
Henderson	2014-00006549	2014-00006549	03/12/2014	Ed H. Clark	O’Brien Resources, LLC
Henderson	2014-00007931	2014-00007931	05/27/2014	Carolyn Holley Knepple	O’Brien Resources, LLC
Henderson	2014-00009458	2014-00009458	06/13/2014	Ronald L. Holley	O’Brien Resources, LLC
Henderson	2014-00009457	2014-00009457	06/13/2014	Michael W. Holley (Deceased)	O’Brien Resources, LLC
Henderson	2014-00007932	2014-00007932	04/23/2014	Lisa Wiklund	O’Brien Resources, LLC
Henderson	2014-00007927	2014-00007927	05/28/2014	Leslie R. Landry, Jr.	O’Brien Resources, LLC
Henderson	2014-00007930	2014-00007930	04/23/2014	John C. Vance	O’Brien Resources, LLC
Henderson	2014-00007923	2014-00007923	04/22/2014	Cary S. “Pete” Cowart	O’Brien Resources, LLC
Henderson	2014-00007921	2014-00007921	04/22/2014	Vicki Jo Chappell Morris	O’Brien Resources, LLC
Henderson	2014-00007937	2014-00007937	04/26/2014	Billy Joe Davis	O’Brien Resources, LLC
Henderson	2014-00007936	2014-00007936	04/17/2014	Billy Joe Lambright	O’Brien Resources, LLC
Henderson	2014-00007934	2014-00007934	04/26/2014	Gerthe Ann Tapin	O’Brien Resources, LLC
Henderson	2014-00007935	2014-00007935	04/26/2014	Hazel Louise Koslowski	O’Brien Resources, LLC
Henderson	2014-00006550	2014-00006550	04/23/2014	Jeremy L. Vance	O’Brien Resources, LLC
Henderson	2014-00006552	2014-00006552	04/17/2014	Cordell Vance	O’Brien Resources, LLC
Henderson	2014-00006555	2014-00006555	04/22/2014	Debra V. Reece	O’Brien Resources, LLC
Henderson	2014-00006546	2014-00006546	04/26/2014	Betty Jo Guffey	O’Brien Resources, LLC
Henderson	2014-00006547	2014-00006547	04/26/2014	Annie Marie Grimes	O’Brien Resources, LLC
Henderson	2014-00009459	2014-00009459	06/17/2014	Helen Splawn (Deceased)	O’Brien Resources, LLC
Henderson	2014-00009456	2014-00009456	06/17/2014	Violet Landis Holley (deceased)	O’Brien Resources, LLC
Henderson	2014-00009446	2014-00009446	05/27/2014	Mary Ann Lambright	O’Brien Resources, LLC
Henderson	2014-00009442	2014-00009442	04/26/2014	Jerry Wayne Davis	O’Brien Resources, LLC
Henderson	2014-00009443	2014-00009443	05/20/2014	Joan Marie Batson Bandsuch	O’Brien Resources, LLC
Henderson	2014-00009444	2014-00009444	06/20/2014	James T. Palmer	O’Brien Resources, LLC
Henderson	2014-00009441	2014-00009441	04/26/2014	Bobby Lee Davis	O’Brien Resources, LLC
Henderson	2014-00011625	2014-00011625	05/20/2014	Rentier, Inc.	O’Brien Resources, LLC
Henderson	2014-00009448	2014-00009448	04/25/2014	Josh Vance	O’Brien Resources, LLC
Henderson	2014-00009451	2014-00009451	06/10/2014	Joan Elizabeth Sitzlow	O’Brien Resources, LLC
Henderson	2014-00009452	2014-00009452	06/10/2014	Tommy Gene Motl	O’Brien Resources, LLC
Henderson	2014-00009450	2014-00009450	06/10/2014	Johanna Motl Thomason	O’Brien Resources, LLC
Henderson	2014-00009449	2014-00009449	05/29/2014	Shirley B. Hilton	O’Brien Resources, LLC
Henderson	2014-00009447	2014-00009447	04/23/2014	Jordan L. Vance	O’Brien Resources, LLC
Henderson	2014-00009438	2014-00009438	05/21/2014	Susan A. Soulsby	O’Brien Resources, LLC
Henderson	2014-00009440	2014-00009440	06/10/2014	Margaret Ann Hannie	O’Brien Resources, LLC
Henderson	2014-00007925	2014-00007925	05/20/2014	VWP JR, Inc. (Victor W. Pryor, Jr.)	O’Brien Resources, LLC
Henderson	2014-00011618	2014-00011618	07/09/2014	Forrest Carl Till	O’Brien Resources, LLC
Henderson	2014-00011624	2014-00011624	05/27/2014	Sherill Lee Bruce	O’Brien Resources, LLC
Henderson	2014-00011631	2014-00011631	06/23/2014	Howard Donald Lambright	O’Brien Resources, LLC
Henderson	2014-00011632	2014-00011632	07/10/2014	Violet Landis Holley (deceased)	O’Brien Resources, LLC
Henderson	2014-00011633	2014-00011633	07/10/2014	Mila Lambright Baker	O’Brien Resources, LLC
Henderson	2014-00011639	2014-00011639	07/10/2014	Ronald L. Holley	O’Brien Resources, LLC
Henderson	2014-00011634	2014-00011634	07/10/2014	Michael W. Holley (Deceased)	O’Brien Resources, LLC
Henderson	2014-00011635	2014-00011635	07/10/2014	Keetah Holley	O’Brien Resources, LLC
Henderson	2014-00011637	2014-00011637	07/10/2014	Bradley Scott Lambright	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2014-00011636	2014-00011636	07/10/2014	Dana Mitchell	O’Brien Resources, LLC
Henderson	2014-00011638	2014-00011638	07/18/2014	Linda Sue Douglas	O’Brien Resources, LLC
Henderson	2014-00011621	2014-00011621	04/18/2014	Katrina Lynn Pound	O’Brien Resources, LLC
Henderson	2014-00011620	2014-00011620	07/28/2014	Chelsea Willis Caver	O’Brien Resources, LLC
Henderson	2014-00011640	2014-00011640	07/14/2014	Katherine Stanley	O’Brien Resources, LLC
Henderson	2014-00014706	2014-00014706	08/19/2014	Wynne West Anderson	O’Brien Resources, LLC
Henderson	2014-00014705	2014-00014705	08/19/2014	Shawn West Webb	O’Brien Resources, LLC
Henderson	2014-00014707	2014-00014707	08/19/2014	The Catherine Coleman Murchison Exmpt Tr by George Bedell, Trustee	O’Brien Resources, LLC
Henderson	2014-00014709	2014-00014709	08/19/2014	The Mark V West Testamentary Tr c/o Texas Bank & Tr Company	O’Brien Resources, LLC
Henderson	2014-00014710	2014-00014710	08/19/2014	Shelly West Bowman	O’Brien Resources, LLC
Henderson	2014-00014708	2014-00014708	08/19/2014	Waverly West Burford aka Waverly West, aka Ann Waverly West; AIF Stephanie Shawn West, Deceased	O’Brien Resources, LLC
Henderson	2014-00013010	2014-00013010	07/07/2014	Judy Ann Spindor	O’Brien Resources, LLC
Henderson	2014-00013009	2014-00013009	07/23/2014	Irvin H. Lambright	O’Brien Resources, LLC
Henderson	2014-00013015	2014-00013015	09/03/2014	Jack P. Rahm, Trustee	O’Brien Resources, LLC
Henderson	2014-00013018	2014-00013018	08/22/2014	Laurie Hart	O’Brien Resources, LLC
Henderson	2014-00013016	2014-00013016	09/04/2014	Rentier, Inc., Shirley Pogue, President	O’Brien Resources, LLC
Henderson	2014-00013017	2014-00013017	09/03/2014	VWP, Jr., Inc. by Victor W. Pryor Jr., Trustee	O’Brien Resources, LLC
Henderson	2014-00013019	2014-00013019	09/16/2014	Teena Mitchell Whitsell	O’Brien Resources, LLC
Henderson	2014-00015293	2014-00015293	09/18/2014	Allan Goldston King Residuary Tr, David Russell King Res Tr, Duane Hadley King Res Tr, Gwendolyn Carlisle King Res Tr & Susan Goldston Grantor Trust Morgan Chase Bank Trustee	O’Brien Resources, LLC
Henderson	2014-00014701	2014-00014701	09/26/2014	Horace Reagon Webb (O’Benco IV)	O’Brien Resources, LLC
Henderson	2014-00014703	2014-00014703	09/24/2014	Ronald C. Pate	O’Brien Resources, LLC
Henderson	2014-00014702	2014-00014702	09/24/2014	Dorothy Anne Landis	O’Brien Resources, LLC
Henderson	2014-00014711	2014-00014711	09/25/2014	Randy Lambright	O’Brien Resources, LLC
Henderson	2014-00014713	2014-00014713	09/25/2014	J. W. Lambright	O’Brien Resources, LLC
Henderson	2014-00014712	2014-00014712	09/24/2014	Nell Pharris Burnett	O’Brien Resources, LLC
Henderson	2014-00014704	2014-00014704	08/11/2014	David R. Soulsby	O’Brien Resources, LLC
Henderson	2014-00014717	2014-00014717	07/10/2014	Helen Splawn (Deceased)	O’Brien Resources, LLC
Henderson	2014-00014716	2014-00014716	09/24/2014	Homer Pate	O’Brien Resources, LLC
Henderson	2014-00014719	2014-00014719	09/29/2014	Keith Lee Pate	O’Brien Resources, LLC
Henderson	2014-00014714	2014-00014714	07/10/2014	Lenell Lambright	O’Brien Resources, LLC
Henderson	2014-00014721	2014-00014721	08/11/2014	Susan A. Soulsby	O’Brien Resources, LLC
Henderson	2014-00014718	2014-00014718	10/08/2014	Mary Louise Moore Wilbanks	O’Brien Resources, LLC
Henderson	2014-00014720	2014-00014720	09/23/2014	RVS Minerals, LLC , Margaret	O’Brien Resources, LLC
Henderson	2014-00014726	2014-00014726	07/23/2014	McDaniel, Manager Harvil Lester Lambright	O’Brien Resources, LLC
Henderson	2014-00014722	2014-00014722	10/08/2014	Anita Lee Robinson	O’Brien Resources, LLC
Henderson	2014-00014728	2014-00014728	10/08/2014	Janet E. Woodman	O’Brien Resources, LLC
Henderson	2014-00014730	2014-00014730	10/08/2014	Tommie Michael Lambright	O’Brien Resources, LLC
Henderson	2015-00000799	2015-00000799	10/02/2014	Walter R. Neill, Jr.	O’Brien Resources, LLC
Henderson	2015-00000803	2015-00000803	10/02/2014	Karleen Neill Raper	O’Brien Resources, LLC
Henderson	2014-00015305	2014-00015305	10/14/2014	Jerry Nell Mitchell Wilbanks	O’Brien Resources, LLC
Henderson	2014-00015306	2014-00015306	10/14/2014	Wayne Mitchell	O’Brien Resources, LLC
Henderson	2014-00015307	2014-00015307	10/22/2014	Bettie Luttrall	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2014-00015309	2014-00015309	10/22/2014	Doris Jean Peevy George	O’Brien Resources, LLC
Henderson	2014-00015308	2014-00015308	10/22/2014	Harlon Lambright	O’Brien Resources, LLC
Henderson	2014-00015301	2014-00015301	09/16/2014	Ricky Campbell	O’Brien Resources, LLC
Henderson	2014-00015297	2014-000152979	09/16/2014	Rayeanne Owen	O’Brien Resources, LLC
Henderson	2015-00015298	2015-00015298	09/16/2014	Mark Green and Renee Green	O’Brien Resources, LLC
Henderson	2014-00015299	2014-00015299	09/29/2014	Judith Ann Grimes	O’Brien Resources, LLC
Henderson	2014-00015300	2014-00015300	09/16/2014	Diane Bennett	O’Brien Resources, LLC
Henderson	2014-00015296	2014-00015296	08/28/2014	Brenda Lois McGee	O’Brien Resources, LLC
Henderson	2014-00015295	2014-00015295	08/28/2014	Charlcie Reynolds	O’Brien Resources, LLC
Henderson	2014-00015303	2014-00015303	10/21/2014	J. T. Peevy	O’Brien Resources, LLC
Henderson	2015-00000199	2015-00000199	10/30/2014	E. Wayne Greer	O’Brien Resources, LLC
Henderson	2015-00000218	2015-00000218	11/05/2014	E. B. LaRue, Jr.	O’Brien Resources, LLC
Henderson	2015-00000217	2015-00000217	10/08/2014	Debbie R. Jenkins	O’Brien Resources, LLC
Henderson	2014-00015304	2014-00015304	10/02/2014	Elizabeth W. Neill	O’Brien Resources, LLC
Henderson	2015-00000200	2015-00000200	10/23/2014	Margaret Stevens Partners, Ltd. by Margaret Stevens Partner	O’Brien Resources, LLC
Henderson	2015-00000198	2015-00000198	10/30/2014	Grubb Holdings, L.P. #3, by Greg Grubb as Partner	O’Brien Resources, LLC
Henderson	2015-00000197	2015-00000197	10/13/2014	Mary H. Hodge, aka Mary M. Hodge	O’Brien Resources, LLC
Henderson	2015-00003846	2015-00003846	02/16/2015	David M. Pritchard and Judy Pritchard	O’Brien Resources, LLC
Henderson	2014-00014700	2014-00014700	05/20/2014	Windsor Interests, Ltd.	O’Brien Resources, LLC
Henderson	2015-00000216	2015-00000216	09/24/2014	Kathryn Spring Wilkins	O’Brien Resources, LLC
Henderson	2015-00000213	2015-00000213	10/22/2014	Deana Tillman Crockett	O’Brien Resources, LLC
Henderson	2015-00000215	2015-00000215	11/17/2014	W. C. Perryman III	O’Brien Resources, LLC
Henderson	2015-00000206	2015-00000206	11/25/2014	E. B. Larue, Jr.	O’Brien Resources, LLC
Henderson	2015-00000214	2015-00000214	11/17/2014	Kristin Larue Perryman	O’Brien Resources, LLC
Henderson	2014-00016169	2014-00016169	12/01/2014	Richard Sanders, as 2014A-0869 Receiver for Lambright Heirs et al	O’Brien Resources, LLC
Henderson	2015-00000204	2015-00000204	10/27/2014	Gretchen Perryman Lahourcade	O’Brien Resources, LLC
Henderson	2015-00000212	2015-00000212	11/17/2014	Gretchen Perryman Lahourcade	O’Brien Resources, LLC
Henderson	2015-00000203	2015-00000203	11/17/2014	LaGrass Property Holdings by John W. Roberts	O’Brien Resources, LLC
Henderson	2015-00010670	2015-00010670	11/16/2014	John Lingo Schoellkopf, Alan C. Schoellkopf, Wilson Schoellkopf, Jr.	O’Brien Resources, LLC
Henderson	2015-00000201	2015-00000201	12/09/2014	Mark H. Cohen	O’Brien Resources, LLC
Henderson	2015-00000205	2015-00000205	12/08/2014	Keetah Holley, widow of Roger Dale Holley	O’Brien Resources, LLC
Henderson	2015-00000211	2015-00000211	10/08/2014	Leland D. Lambright	O’Brien Resources, LLC
Henderson	2015-00001741	2015-00001741	12/12/2014	Robert Avon Holley	O’Brien Resources, LLC
Henderson	2014-00001742	2015-00001742	12/08/2014	Mary Louise Moore Wilbanks	O’Brien Resources, LLC
Henderson	2015-00001744	2015-00001744	12/08/2014	Debra K. Vinyard	O’Brien Resources, LLC
Henderson	2015-00001743	2015-00001743	12/08/2014	Vickie E. Hewitt	O’Brien Resources, LLC
Henderson	2015-00001745	2015-00001745	12/09/2014	Timmie J. Coleman	O’Brien Resources, LLC
Henderson	2015-00004946	2015-00004946	01/26/2015	Henderson-Elmcrest Trust by Lauren Butler, Trustee	O’Brien Resources, LLC
Henderson	2015-00000815	2015-00000815	08/19/2014	Shawn West Webb	O’Brien Resources, LLC
Henderson	2015-00000813	2015-00000813	08/19/2014	Waverly West Burford aka Waverly West, aka Ann Waverly West; AIF Stephanie Shawn West. Deceased	O’Brien Resources, LLC
Henderson	2015-00000811	2015-00000811	08/19/2014	Wynne West Anderson	O’Brien Resources, LLC
Henderson	2015-00000820	2015-00000820	08/19/2014	The Catherine Coleman Murchison Ex Tr, George Bedell Trustee	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2015-00000819	2015-00000819	08/19/2014	The Mark V West Testamentary Tr c/o Texas Bank & Tr Company	O’Brien Resources, LLC
Henderson	2015-00000817	2015-00000817	08/19/2014	Shelly West Bowman	O’Brien Resources, LLC
Henderson	2015-00003843	2015-00003843	02/06/2015	Tommy Lynn Jernigan	O’Brien Resources, LLC
Henderson	2015-00004942	2015-00004942	03/18/2015	Chad Arlen Gilbert	O’Brien Resources, LLC
Henderson	2015-00006851	2015-00006851	04/01/2015	Eddith G. Reynolds Trust	O’Brien Resources, LLC
Henderson	2015-00006849	2015-00006849	03/25/2015	Carroll Springs United Meth Church c/o Wayne Mitchell	O’Brien Resources, LLC
Henderson	2015-00004941	2015-00004941	02/16/2015	Neill Oil, LLC by Virginia B. Price, Mgr	O’Brien Resources, LLC
Henderson	2012-00008729	2012-00008729	03/01/2012	Terry Glenn Laymance	CenTex Oil & Gas, Inc.
Henderson	2015-00006847	2015-00006847	03/31/2015	Owen Oil & Gas Properties, LLC	O’Brien Resources, LLC
Henderson	2015-00006856	2015-00006856	04/02/2015	Karleen Neill Raper	O’Brien Resources, LLC
Henderson	2015-00006862	2015-00006862	04/14/2015	Neill Oil, LLC by Virginia B. Price, Manager	O’Brien Resources, LLC
Henderson	2015-00006861	2015-00006861	04/14/2015	RVS Minerals, LLC by Margaret Alice McDaniel, Manager	O’Brien Resources, LLC
Henderson	2015-00000827	2015-00000827	09/10/2014	Patricia Ann Bragg	O’Brien Resources, LLC
Henderson	2015-00000809	2015-00000809	09/11/2014	The R. E. and P. D. Dwelle Living Trust Daniel A. Dwelle Successor Trustee	O’Brien Resources, LLC
Henderson	2015-00000808	2015-00000808	09/11/2014	Betty Sue Dwelle Waters	O’Brien Resources, LLC
Henderson	2015-00000828	2015-00000828	09/16/2014	Leona Earl May	O’Brien Resources, LLC
Henderson	2015-00000791	2015-00000791	09/11/2014	Jeanne Dwelle Waters by Lindsley Waters III, AIF	O’Brien Resources, LLC
Henderson	2015-00006865	2015-00006865	04/23/2015	James Strowd	O’Brien Resources, LLC
Henderson	2015-00006864	2015-00006864	04/15/2015	George Couch	O’Brien Resources, LLC
Henderson	2015-00005482	2015-00005482	04/20/2015	Unknown Heirs of W. H. Baker by RIchard Sanders Receiver	O’Brien Resources, LLC
Henderson	2015-00005483	2015-00005483	04/20/2015	Unknown Heirs of Ola Mae Starkey Coleman et al by Richard Sanders Receiver CV 15-0033-173	O’Brien Resources, LLC
Henderson	2015-00006839	2015-00006839	04/02/2015	Walter R. Neill	O’Brien Resources, LLC
Henderson	2015-00009916	2015-00009916	05/15/2015	Ruby Elaine Everett	O’Brien Resources, LLC
Henderson	2015-00009914	2015-00009914	04/02/2015	Elizabeth W. Neill	O’Brien Resources, LLC
Henderson	2015-00009904	2015-00009904	04/15/2015	Trudy Fay Hawkins	O’Brien Resources, LLC
Henderson	2015-00009906	2015-00009906	04/27/2015	Troy V. Smith	O’Brien Resources, LLC
Henderson	2474-520	201505262	05/28/2015	William Luther Kale by AIF Elena Kale Glasscock	O’Brien Resources, LLC
Henderson	2015-00009900	2015-00009900	05/15/2015	Kevin Lee Everett	O’Brien Resources, LLC
Henderson	2015-00009888	2015-00009888	07/02/2015	Levi Clakley	O’Brien Resources, LLC
Henderson	2015-00009889	2015-00009889	07/21/2014	Carolyn Goldston	O’Brien Resources, LLC
Henderson	2474-516	201505261	05/28/2015	Elena Kale Glasscock	O’Brien Resources, LLC
Henderson	2015-00014556	2015-00014556	05/21/2015	Goldston Oil Corporation as Nominee for Susan Mayfield, 1997, Marital Tr; Jack H. Mayfield, III; Walter G. Mayfield; Walter G. Mayfield; Lydia Mayfield Abbott 1999 Trust; Iris Goldston Trust for Nancy Zoe Goldston; and Zoe Goldston Herpin, Individually	O’Brien Resources, LLC
Henderson	2015-00009909	2015-00009909	05/28/2015	Southwest Mineral Group, Ltd.	O’Brien Resources, LLC
Henderson	2015-00012654	2015-00012654	05/19/2015	Mary E. Grisso Trust No. 1 by Harry J. Schafer III, Trustee	O’Brien Resources, LLC
Henderson	2015-00009907	2015-00009907	03/18/2015	William Adcock	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2015-00013129	2015-00013129	07/23/2015	Edwin Cox Jr. Trust No. 12 by William	O’Brien Resources, LLC
Henderson	2015-00013093	2015-00013093	07/20/2015	L. Graham Trustee Kimberly Sinclair	O’Brien Resources, LLC
Henderson	2015-00013095	2015-00013095	05/15/2015	Aaron Lee Everett	O’Brien Resources, LLC
Henderson	2015-00013097	2015-00013097	07/28/2015	Pine Ridge Ranch, LLC; William Barrett Travis Director	O’Brien Resources, LLC
Henderson	2015-00013094	2015-00013094	08/05/2015	Mike Woodchek	O’Brien Resources, LLC
Henderson	2015-00013739	2015-00013739	08/31/2015	Gold Struck Investments, L.P. Wells Fargo N.A. Agent	O’Brien Resources, LLC
Henderson	2015-00013738	2015-00013738	08/31/2015	Megan Goldston Family Trust IMA,	O’Brien Resources, LLC
Henderson	2015-00013737	2015-00013737	08/31/2015	Wells Fargo Bank N.A. Agent Bill Goldston Family Trust IMA, Wells Fargo Bank, N.A., Agent	O’Brien Resources, LLC
Henderson	2015-00013741	2015-00013741	07/02/2015	Bradley Lee Clakley	O’Brien Resources, LLC
Henderson	2015-00013100	2015-00013100	07/02/2015	Dempsey Lee Clakley	O’Brien Resources, LLC
Henderson	2015-00015105	2015-00015105	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O’Brien Resources, LLC
Henderson	2015-00015101	2015-00015101	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O’Brien Resources, LLC
Henderson	2015-00015100	2015-00015100	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O’Brien Resources, LLC
Henderson	2015-00015102	2015-00015102	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O’Brien Resources, LLC
Henderson	2015-00015106	2015-00015106	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O’Brien Resources, LLC
Henderson	2015-00015109	2015-00015109	08/27/2015	Laura M. Woodall and Meredith Mallory, III	O’Brien Resources, LLC
Henderson	2015-00015108	2015-00015108	08/27/2015	Blair P. Woodall and Laura Mallory Woodall and Laura M. Woodall Tr of the Meredith Mallory III	O’Brien Resources, LLC
Henderson	2015-00015107	2015-00015107	08/27/2015	Management Trust John W. Murchison Oil & Gas, Ltd.	O’Brien Resources, LLC
Henderson	2015-00015117	2015-00015117	08/27/2015	MI4 Minerals, Ltd	O’Brien Resources, LLC
Henderson	2015-00015112	2015-00015112	08/27/2015	MI4 Minerals, Ltd	O’Brien Resources, LLC
Henderson	2015-00015110	2015-00015110	08/27/2015	MI4 Minerals, Ltd	O’Brien Resources, LLC
Henderson	2015-00015111	2015-00015111	08/27/2015	MI4 Minerals, Ltd	O’Brien Resources, LLC
Henderson	2015-00015118	2015-00015118	08/27/2015	MI4 Minerals, Ltd	O’Brien Resources, LLC
Henderson	2015-00015119	2015-00015119	08/27/2015	MI4 Minerals, Ltd	O’Brien Resources, LLC
Henderson	2015-00013742	2015-00013742	09/22/2015	Kenneth Earl Watkins	O’Brien Resources, LLC
Henderson	2015-00015049	2015-00015049	09/23/2015	PEC Minerals, LP	O’Brien Resources, LLC
Henderson	2015-00015666	2015-00015666	09/03/2015	Joe Miller Holloway	O’Brien Resources, LLC
Henderson	2015-00015667	2015-00015667	09/03/2015	Wynelle Holloway	O’Brien Resources, LLC
Henderson	2015-00001905	2015-00001905	02/09/2015	Richard Sanders, Receiver Cause #2014B-1181 Heirs of Charles Mills etal	O’Brien Resources, LLC
Henderson	2015-00003844	2015-00003844	09/25/2014	Ernest C. Bryant III	O’Brien Resources, LLC
Henderson	2015-00015052	2015-00015052	09/23/2015	PEC Minerals, LP	O’Brien Resources, LLC
Henderson	2015-00015048	2015-00015048	09/23/2015	PEC Minerals, LP	O’Brien Resources, LLC
Henderson	2015-00015050	2015-00015050	09/23/2015	PEC Minerals, LP	O’Brien Resources, LLC
Henderson	2015-00015053	2015-00015053	09/23/2015	PEC Minerals, LP	O’Brien Resources, LLC
Henderson	2015-00000842	2015-00000842	08/15/2014	Jeffrey W. Eaton	O’Brien Resources, LLC
Henderson	2015-00000834	2015-00000834	08/15/2014	Richard H. Eaton	O’Brien Resources, LLC
Henderson	2015-00000836	2015-00000836	08/15/2014	Robert W. Percival	O’Brien Resources, LLC
Henderson	2015-00015675	2015-00015675	10/29/2015	Brenda Turbyfill	O’Brien Resources, LLC
Henderson	2015-00015676	2015-00015676	10/29/2015	Mary Priscilla Jenkins Meador	O’Brien Resources, LLC
Henderson	2015-00015677	2015-00015677	10/20/2015	Jerry Braddock, Jr.	O’Brien Resources, LLC
Henderson	2016-00000588	2016-00000588	10/29/2015	Randy Jenkins	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2016-00000596	2016-00000596	10/20/2015	Kerry T. Hurt	O’Brien Resources, LLC
Henderson	2016-00000590	2016-00000590	11/02/2015	Cheryl Blackwell-Rhea fka Cheryl Ann Jenkins Randy Jenkins	O’Brien Resources, LLC

Henderson	2016-00000600	2016-00000600	11/02/2015	Julia Jenkins	O’Brien Resources, LLC
Henderson	2016-00000591	2016-00000591	11/02/2015	Sarah Jenkins	O’Brien Resources, LLC
Henderson	2016-00000592	2016-00000592	11/02/2015	Linda Ovino (Carson)	O’Brien Resources, LLC
Henderson	2016-00000594	2016-00000594	11/02/2015	Julianna Bowling fka Julianna Jenkins	O’Brien Resources, LLC
Henderson	2016-00001919	2016-00001919	12/08/2015	Mark H. Cohen	O’Brien Resources, LLC
Henderson	2016-00001916	2016-00001916	11/27/2015	Stephen Dollar	O’Brien Resources, LLC
Henderson	2016-00001917	2016-00001917	12/08/2015	Benjamin Aaron Cohen	O’Brien Resources, LLC
Henderson	2016-00001918	2016-00001918	09/05/2015	Amanda Beth (Cohen)Godwin	O’Brien Resources, LLC
Henderson	2016-00001922	2016-00001922	11/30/2015	Michael George Watkins	O’Brien Resources, LLC
Henderson	2016-00003594	2016-00003594	01/14/2016	Douglas Jay Crow	O’Brien Resources, LLC
Henderson	2016-00003596	2016-00003596	01/21/2016	Sandra J. Pontes	O’Brien Resources, LLC
Henderson	2016-00003595	2016-00003595	01/22/2016	Stanley Max Everett-	O’Brien Resources, LLC
Henderson	2016-00003608	2016-00003608	01/26/2016	Susan G. Till	O’Brien Resources, LLC
Henderson	2015-00000844	2015-00000844	07/15/2014	Dorothy Holzworth	O’Brien Resources, LLC
Henderson	2015-00000864	2015-00000864	07/15/2014	Sandra Lee Davis	O’Brien Resources, LLC
Henderson	2015-00000850	2015-00000850	07/15/2014	James Sweatt	O’Brien Resources, LLC
Henderson	2015-00000884	2015-00000884	07/15/2014	Michael Lynn Easterwood	O’Brien Resources, LLC
Henderson	2015-00000857	2015-00000857	07/17/2014	Robert Gray et u9thx	O’Brien Resources, LLC
Henderson	2015-00000858	2015-00000858	07/15/2014	Donna Jean Colley	O’Brien Resources, LLC
Henderson	2015-00000874	2015-00000874	07/24/2014	Norman Joseph Colley, Ind. & as Atty- in-Fact for Charlotte V. Bennett, FKA Charlotte V. Colley	O’Brien Resources, LLC
Henderson	2016-00003613	2016-00003613	01/26/2016	Robert Coleman	O’Brien Resources, LLC
Henderson	2016-00003591	2016-00003591	10/16/2015	King Oil & Gas of Texas, Ltd.	O’Brien Resources, LLC
Henderson	2016-00003611	2016-00003611	01/26/2016	Charlotte Arnold	O’Brien Resources, LLC
Henderson	2016-00003610	2016-00003610	01/26/2016	Bettye Lelane Harvill Newberry	O’Brien Resources, LLC
Henderson	2016-00005132	2016-00005132	02/01/2016	Troy M. Price	O’Brien Resources, LLC
Henderson	2016-00005128	2016-00005128	02/02/2016	Amanda Beth (Cohen)Godwin	O’Brien Resources, LLC
Henderson	2016-00005129	2016-00005129	02/09/2016	Mary Coleman Nestor	O’Brien Resources, LLC
Henderson	2016-00003045	2016-00003045	02/23/2016	Malcolm Lee Watson Sr.	O’Brien Resources, LLC
Henderson	2016-00006217	2016-00006217	01/26/2016	Jean Lynette Harvill	O’Brien Resources, LLC
Henderson	2016-00006268	2016-00006268	01/22/2016	Joye M. Bond	O’Brien Resources, LLC
Henderson	2016-00006220	2016-00001173	01/26/2016	James Linwood Harvill, Jr.	O’Brien Resources, LLC
Henderson	2016-00006265	2016-00006265	02/03/2016	Carolyn Garvin Berry	O’Brien Resources, LLC
Henderson	2016-00007423	2016-00007423	04/01/2016	Jewell Ramirez	O’Brien Resources, LLC
Henderson	2016-00007416	2016-00007416	04/01/2016	Billy James Hooker	O’Brien Resources, LLC
Henderson	2016-00006226	2016-00006226	02/01/2016	Lacey Nicole Terry	O’Brien Resources, LLC
Henderson	2016-00006231	2016-00006231-	03/24/2016	Harvill Lester Lambright and Patricia A. Lambright	O’Brien Resources, LLC
Henderson	2016-00006230	2016-00006230	03/29/2016	Wesley Richmon and Jodi Richmon	O’Brien Resources, LLC
Henderson	2016-00007424	2016-00007424	04/01/2016	Purvis Wayne Hooker	O’Brien Resources, LLC
Henderson	2016-00006212	2016-00006212	04/04/2016	John Wulf	O’Brien Resources, LLC
Henderson	2016-00006213	2016-00006213	04/21/2016	Elaine Cox Cole Warren	O’Brien Resources, LLC
Henderson	2016-00006214	2016-00006214	03/31/2016	Jerry Wayne Rogers and Wanda Beth Rogers	O’Brien Resources, LLC
Henderson	2016-00007434	2016-00007434	11/02/2015	Joshua Earl Jenkins	O’Brien Resources, LLC
Henderson	2016-00007428	2016-00007428	04/12/2016	Debbie Jenkins	O’Brien Resources, LLC
Henderson	2016-00007427	2016-00007427	04/12/2016	Leland Lambright	O’Brien Resources, LLC
Henderson	2016-00007426	2016-00007426	04/12/2016	Tommie Michael Lambright	O’Brien Resources, LLC
Henderson	2016-00007425	2016-00007425	04/12/2016	Anita Robinson	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2016-00007430	2016-00007430	04/04/2016	Karin Wulf Cates	O’Brien Resources, LLC
Henderson	2016-00007429	2016-00007429	04/04/2016	Janet Wulf Martinez	O’Brien Resources, LLC
Henderson	2015-00000798	2015-00000798	10/07/2014	John L. Powers and Debra	O’Brien Resources, LLC
Henderson	2016-00006211	2016-00006211	04/06/2016	VWP Jr Inc by Victor W. Pryor, Jr., Trustee	O’Brien Resources, LLC
Henderson	2016-00012753	2016-00012753	05/18/2016	Southwest Mineral Group by: George Henderson III, Manager	O’Brien Resources, LLC
Henderson	2016-00007422	2016-00007422	05/16/2016	Rentier, Inc. by Shirley Pogue, President	O’Brien Resources, LLC
Henderson	2016-00007420	2016-00007420	05/23/2016	Michael E. Hurt	O’Brien Resources, LLC
Henderson	2016-00007419	2016-00007419	05/19/2016	Billy Gene Fisher	O’Brien Resources, LLC
Henderson	2016-00008879	2016-00008879	06/06/2016	W. C. “Chip” Perryman III	O’Brien Resources, LLC
Henderson	2016-00008876	2016-00008876	05/29/2016	Premier LM LP	O’Brien Resources, LLC
Henderson	2017-00001394	2017-00001394	05/29/2016	Premier LM II, LP	O’Brien Resources, LLC
Henderson	2016-00008867	2016-00008867	05/19/2016	Brenda Fisher Wheeler	O’Brien Resources, LLC
Henderson	2016-00008868	2016-00008868	05/19/2016	Jan Lancaster Stanton	O’Brien Resources, LLC
Henderson	2016-00008871	2016-00008871	03/28/2016	Patricia T. McGuffey	O’Brien Resources, LLC
Henderson	2016-00008865	2016-00008865	05/25/2016	James W. Hurt	O’Brien Resources, LLC
Henderson	2016-00012778	2016-00012778	04/04/2016	Robert Wulf (now deceased)	O’Brien Resources, LLC
Henderson	2016-00007436	2016-00007436	01/26/2016	Bettye F. Mackie	O’Brien Resources, LLC
Henderson	2016-00012510	2016-00012510	05/16/2016	Kelly Milan Trahan and Scott Trahan	O’Brien Resources, LLC
Henderson	2016-00016268	2016-00016268	03/29/2016	Annabelle McGuffey Dixon	O’Brien Resources, LLC
Henderson	2016-00016270	2016-00016270	09/14/2016	Vickie Elaine Cooper aka Vickie Bullard	O’Brien Resources, LLC
Henderson	2016-00016271	2016-00016271	09/14/2016	Brenda Joyce Nikel	O’Brien Resources, LLC
Henderson	2016-00016273	2016-00016273	09/14/2016	Laura Dianne Slate	O’Brien Resources, LLC
Henderson	2016-00016274	2016-00016274	05/19/2016	Ruth Anne Homan	O’Brien Resources, LLC
Henderson	2016-00016276	2016-00016276	09/14/2016	Weldon Darwin Cooper	O’Brien Resources, LLC
Henderson	2017-00001398	2017-00001398	08/31/2016	David R. Soulsby	O’Brien Resources, LLC
Henderson	2017-00001407	2017-00001407	08/31/2016	Susan A. Soulsby	O’Brien Resources, LLC
Henderson	2017-00001395	2017-00001395	09/14/2016	*Mary Cox	O’Brien Resources, LLC
Henderson	2017-00010907	2017-00010907	09/13/2016	Ronald L. Williams	O’Brien Resources, LLC
Henderson	2016-00001275	2016-00001275	01/18/2017	Sonja Lewis Simon	O’Brien Resorces, LLC
Henderson	2017-00001399	2017-00001399	05/19/2016	Rayford Fisher	O’Brien Resources, LLC
Henderson	2017-00001405	2017-00001405	11/09/2016	Dana G. Mitchell	O’Brien Resources, LLC
Henderson	2017-00001400	2017-00001400	10/18/2016	Dana G. Mitchell	O’Brien Resources, LLC
Henderson	2017-00004157	2017-00004157	12/14/2016	Ronald Mark Hill	O’Brien Resources, LLC
Henderson	2017-00004153	2017-00004153	12/14/2016	Jackie Dwight Hill	O’Brien Resources, LLC
Henderson	2017-00004152	2017-00004152	12/14/2016	Diane Hill Duncan	O’Brien Resources, LLC
Henderson	2015-00000829	2015-00000829	09/02/2014	Margaret Alice McDaniel	O’Brien Resources, LLC
Henderson	2015-00000849	2015-00000849	08/06/2014	Owen Oil & Gas Properties, LLC	O’Brien Resources, LLC
Henderson	2017-00004154	2017-00004154	12/08/2016	Janet Davis FKA Janet Jenkins	O’Brien Resources, LLC
Henderson	2017-00004147	2017-00004147	12/13/2016	Glen Parker	O’Brien Resources, LLC
Henderson	2017-00004166	2017-00004166	12/27/2016	Harold Gene Royle	O’ Brien Resources, LLC
Henderson	2017-00004165	2017-00004165	12/27/2016	Tommy Franklin Royle	O’ Brien Resources, LLC
Henderson	2015-00013843	2015-00013843	09/23/2015	Richard Sanders, Receivership Cause # CV15-0318-3	O’Brien Resources, LLC
Henderson	2017-00004146	2017-00004146	11/30/2016	Krista Baldwin	O’Brien Resources, LLC
Henderson	2017-00004171	2017-00004171	02/02/2017	Luther Wade Sides	O’Brien Resources, LLC
Henderson	2015-00003648	2015-00003648	03/10/2015	Petra Zeigermann	McCutchin Genpar, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2017-00003358	2017-00003358	09/06/2016	Patch Energy, LLC; Candlewood Resources, LLC; Preston Patry	O’Brien Resources, LLC

Henderson	2017-00004172	2017-00004172	02/15/2017	Brenda Joyce Nikel	O’Brien Resources, LLC
Henderson	2017-00004174	2017-00004174	02/15/2017	Laura Dianne Slate	O’Brien Resources, LLC
Henderson	2017-00004175	2017-00004175	02/15/2017	Vickie Elaine Cooper	O’Brien Resources, LLC
Henderson	2017-00004176	2017-00004176	02/15/2017	Weldon Darwin Cooper	O’Brien Resources, LLC
Henderson	2017-00003283	2017-00003283	03/01/2017	Gary M. Reeves and wife, Dana M. Reeves	O’Brien Resources, LLC

Henderson	201-700017564	2017-00017564	07/27/2017	Windsor Interests, Ltd.	O’Brien Resources, LLC
Henderson	2017-00017556	2017-00017556	07/27/2017	Windsor Interests, Ltd.	O’Brien Resources, LLC
Henderson Henderson	2016-00000413 2015-0016263	2016-00000413 2015-0016263	01/12/2016 11/30/2015	John Youngblood, Receiver Cause No. CV15-0485-392, I.H. Lambright & Unknown Heirs et al John Youngblood, Receiver Cause No.	O’Brien Resources, LLC O’Brien Resources, LLC
Henderson	2010-00014050	2010-00014050	04/01/2010	DCCV15-0322-392, E.A. Cummings & Unknown Heirs et al Donna J. Abernathy	Perryman Exploration
Henderson	2010-00005386	2010-00005386	04/01/2010	David Abernathy	Partners, LLC Perryman Exploration
Henderson	2010-00014501	2010-00014501	04/01/2010	Herbert Abernathy (Deceased)	Partners, LLC Perryman Exploration
Henderson	2012-00014015	2012-00014015	05/31/2012	Charles Leonard Adams	Partners, LLC Beaufort Operating, LLC
Henderson	2886-304	2008-00010467	06/25/2008	Daisy Till Akin (dec’d)	Beaufort Operating, LLC
Henderson	2357-0582	201305668	11/11/2012	Ella Marie Albers	Beaufort Operating, LLC
Henderson	2012-00014044	2012-00014044	08/23/2012	Harold Randolph Bailey, Individually and as Executor of the Estate of Ruth Cotton Whiddon, Dec’d	Beaufort Operating, LLC
Henderson	2012-00014073	2012-00014073	08/06/2012	Richard T. Bailey (Staria J. Bailey)	Beaufort Operating, LLC
Henderson	2012-00014092	2012-00014092	08/23/2012	William Randolph Bailey	Beaufort Operating, LLC
Henderson	2013-0003828	2013-0003828	02/23/2005	Joan Marie Batson Bandsuch	Eiche, Mapes and Company, Inc.
Henderson	2627-0195	0003829	02/23/2005	Travis V. Batson, Jr.	Eiche, Mapes and Company,
Henderson	2015-00003847	2015-00003847	02/25/2015	Brook Baugh	Inc. O’Brien Resources, LLC
Henderson	2886-299	2008-00010462	06/23/2008	David Wayne Bolt	Perryman Exploration
Henderson	2013-00012958	2013-00012958	09/13/2012	Ernest C. Bryant, III	Partners, LLC Beaufort Operating, LLC
Henderson	2869-094	006889	11/12/2007	Don Bullock and wife, Shirley Bullock	Perryman Exploration Partners, LLC
Henderson	2010-00007590	2010-00007590	05/10/2010	Daniel Wilson Bywaters and wife,	Perryman Acquisitions
Henderson	2012-00014062	2012-00014062	06/11/2012	Leslie Dale Bywaters Mary Cameron, Heir of Loraine Carlson Sigler	2010, LLC Beaufort Operating, LLC
Henderson	2010-00005384	2010-00005384	04/01/2010	Johns E. Clark	Perryman Exploration Partners, LLC
Henderson	2012-00014096	2012-00014096	08/23/2012	Cathy Cole	Beaufort Operating, LLC
Henderson	2012-00014095	2012-00014095	08/23/2012	Pat Cole	Beaufort Operating, LLC
Henderson	2012-00014100	2012-00014100	07/06/2012	Clay Cotton, Jr.	Beaufort Operating, LLC
Henderson	2013-00012954	2013-00012954	10/02/2012	Bernetta Curtis	Beaufort Operating, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2894-772	2008-00012354	07/01/2008	*W. G. Darsey, III	Perryman Exploration
Partners, LLC
Henderson	2012-00014068	2012-00014068	08/22/2012	Charles Davis, Jr.	Beaufort Operating, LLC
Henderson	2012-00014067	2012-00014067	08/22/2012	Kenneth D. Davis	Beaufort Operating, LLC
Henderson	2013-00012952	2013-00012952	10/02/2012	Betty Demarest	Beaufort Operating, LLC
Henderson	2010-00005385	2010-00005385	04/01/2010	Dereck G. Dodson	Perryman Exploration
Partners, LLC
Henderson	2012-00014019	2012-00014019	08/07/2012	Damon Douglas Trustee	Beaufort Operating, LLC
Henderson	2012-00014088	2012-00014088	08/23/2012	June Dreyer	Beaufort Operating, LLC
Henderson	2011-00000911	2011-00000911	01/01/2011	Easter Seals of Greater North Texas	Perryman Acquisitions
2010, LLC
Henderson	2012-00014051	2012-00014051	08/20/2012	Virginia Ewald	Beaufort Operating, LLC
Henderson	2012-00014093	2012-00014093	08/23/2012	Hardy England	Beaufort Operating, LLC
Henderson	2357-0589	201305671	11/11/2012	Jeanna L. France	Beaufort Operating, LLC
Henderson	2944-539	002753	10/08/2007	Stephen K. Friedrich and wife, Doree Friedrich	Perryman Exploration Partners, LLC
Henderson	2012-00014020	2012-00014020	09/21/2012	Brock Gibson	Beaufort Operating, LLC
Henderson	2012-00014064	2012-00014064	10/15/2012	David Gibson	Beaufort Operating, LLC
Henderson	2469-292	0018591	06/23/2004	Lowell Giles	Eiche, Mapes and Company,
Inc.
Henderson	2010-00007589	2010-00007589	09/12/2008	Gayle Hanna	Perryman Exploration
Partners, LLC
Henderson	2012-00014074	2012-00014074	04/30/2012	Robert Bryan Hash Family 2006 GST Exempt Trust	Beaufort Operating, LLC
Henderson	2012-00014072	2012-00014072	04/30/2012	Steven Vincent Hash Family 2006 GST Exempt Trust	Beaufort Operating, LLC
Henderson	2012-00014022	2012-00014022	05/08/2012	James Albert Hemminger	Beaufort Operating, LLC
Henderson	2012-00014091	2012-00014091	08/23/2012	Ruth Ann Hendrick	Beaufort Operating, LLC
Henderson	2012-00014061	2012-00014061	06/26/2012	Johanna Hermanson	Beaufort Operating, LLC
Henderson	2012-00014023	2012-00014023	08/08/2012	Becky S. Jenkins Hill	Beaufort Operating, LLC
Henderson	2422-0513	201407109	11/14/2012	Joleene Kale Hutchens	Beaufort Operating, LLC
Henderson	2012-00014024	2012-00014024	05/08/2012	Annie Jenkins	Beaufort Operating, LLC
Henderson	2012-00014024	2012-00014024	09/21/2012	Billy Ralph (Bill) Jenkins	Beaufort Operating, LLC
Henderson	2012-00014034	2012-00014034	09/20/2012	Charles Ashley Jenkins	Beaufort Operating, LLC
Henderson	2012-00014035	2012-00014035	09/19/2012	Elfreida Jenkins, Trustee of the J.R. and E.R. Jenkins Living Trust	Beaufort Operating, LLC

Henderson	2012-00014038	2012-00014038	09/19/2012	Harry Albert Jenkins	Beaufort Operating, LLC
Henderson	2014-00009003	2014-00009003	09/25/2012	Jason H. Jenkins	Beaufort Operating, LLC
Henderson	2014-00009744	2014-00009744	09/20/2012	Ottis Ray Jenkins	Beaufort Operating, LLC
Henderson	2012-00014039	2012-00014039	08/08/2012	Reagan E. Jenkins, Jr.	Beaufort Operating, LLC
Henderson	2012-00014037	2012-00014037	09/19/2012	Wyley Herbert Jenkins	Beaufort Operating, LLC
Henderson	2015-00006836	2015-00006836	03/19/2015	Debra Jordan	O’Brien Resources, LLC
Henderson	2875-629	008264	05/08/2008	Kathryn Louella Tipton Kelly (dec’d)	Perryman Exploration
Partners, LLC
Henderson	2894-766	12348	06/14/2008	Kathryn Louella Tipton Kelly (dec’d)	Perryman Exploration
Partners, LLC
Henderson	2903-191	014157	08/20/2008	Aline Lambright (Deceased) Life Estate	Perryman Exploration
Partners, LLC
Henderson	2903-195	014161	08/20/2008	Bradley Lambright	Perryman Exploration
Partners, LLC
Henderson	2469-280	0018587	07/06/2004	Debbie Lambright	Eiche, Mapes and Company, Inc.

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2903-196	014162	08/20/2008	Lenell Lambright and Bradlely S. Lambright	Perryman Exploration Partners, LLC
Henderson	2469-283	0018588	06/25/2004	Leslie Lambright	Eiche, Mapes and Company,
Henderson	2012-00014025	2012-00014025	05/08/2012	Lucille M. Jenkins Latronica (dec’d)	Inc. Beaufort Operating, LLC
Henderson	2010-00014049	2010-00014049	04/01/2010	Floy E. Little (now deceased)	Perryman Exploration
Henderson	2015-00006846	2015-00006846	02/19/2015	Ronald Lewis McElroy	Partners, LLC O’Brien Resources, LLC
Henderson	2012-00014071	2012-00014071	06/08/2012	David McNair	Beaufort Operating, LLC
Henderson	2938-520	001482	12/03/2008	Patricia Miller	Perryman Exploration
Henderson	2012-00014043	2012-00014043	08/08/2012	Sterling Miller	Partners, LLC Beaufort Operating, LLC
Henderson	2013-00012948	2013-00012948	08/17/2012	Roy D. Mills and wife, Kandy Mills	Beaufort Operating, LLC
Henderson	2016-00012768	2016-00012768	07/03/2016	Dana Mitchell	O’Brien Resources, LLC
Henderson	2012-00014060	2012-00014060	06/26/2012	Suzanne Murphy	Beaufort Operating, LLC
Henderson	2010-00005382	2010-00005382	04/01/2010	Sherrie Negrete	Perryman Exploration Partners, LLC
Henderson	2012-00014057	2012-00014057	08/08/2012	Elizabeth W. Neill	Beaufort Operating, LLC
Henderson	2013-00012955	2013-00012955	06/06/2012	Neill Oil, LLC	Beaufort Operating, LLC
Henderson	2012-00014040	2012-00014040	08/08/2012	Walter R. Neill, Jr.	Beaufort Operating, LLC
Henderson	2012-00014099	2012-00014099	07/31/2012	Owen Oil & Gas Properties, LLC	Beaufort Operating, LLC
Henderson	2012-00014041	2012-00014041	08/08/2012	Marianne Parish	Beaufort Operating, LLC
Henderson	2012-00014042	2012-00014042	08/08/2012	Carol Maude Perkins	Beaufort Operating, LLC
Henderson	2012-00014026	2012-00014026	08/08/2012	Sherill Jan Jenkins Poff	Beaufort Operating, LLC
Henderson	2012-00014027	2012-00014027	08/08/2012	Roy E. Pulis and wife, Carolyn S. Pulis	Beaufort Operating, LLC
Henderson	2012-00014063	2012-00014063	08/08/2012	Karleen Neill Raper	Beaufort Operating, LLC
Henderson	2012-00014103	2012-00014103	07/19/2012	Eddith G. Reynolds Trust Childrens Medical Center Dallas; William C. Herndon, Trustee	Beaufort Operating, LLC
Henderson	2012-00014089	2012-00014089	08/23/2012	Milly Schaer	Beaufort Operating, LLC
Henderson	2905-437	014704	08/25/2008	Allen Schmitt and Julie Sue Hanna Schmitt	Beaufort Operating, LLC
Henderson	2011-00000912	2011-00000912	09/10/2008	Julia Schmitt, Executrix of Malda Hanna, Dec’d	Beaufort Operating, LLC
Henderson	2014-00009004	2014-00009004	09/26/2012	Julie Jenkins Shaw	Beaufort Operating, LLC
Henderson	2010-00003378	2010-00003378	02/10/2010	Donna Gail Shelby	Perryman Exploration
Henderson	2012-00014029	2012-00014029	08/09/2012	Elise Eilenberger Smith	Partners, LLC Beaufort Operating, LLC
Henderson	2012-00014030	2012-00014030	08/28/2012	Ralph V. St. John	Beaufort Operating, LLC
Henderson	2012-00014036	2012-00014036	10/02/2012	Marilyn Hemminger Talley	Beaufort Operating, LLC
Henderson	2466-490	201503876	11/05/2012	Dorothy Kale Terry	Beaufort Operating, LLC
Henderson	2012-00014059	2012-00014059	06/26/2012	Robert Tidgren	Beaufort Operating, LLC
Henderson	2012-00014058	2012-00014058	06/26/2012	Carl Tidgren	Beaufort Operating, LLC
Henderson	2886-300	10463	06/23/2008	Shelia Marie Thornton	Perryman Exploration
Henderson	2012-00014014	2012-00014014	10/04/2012	Jimmie L. Till, AIF Randall Till, Deceased	Partners, LLC Beaufort Operating, LLC
Henderson	2013-00012953	2013-00012953	10/02/2012	Elizabeth Everett Troyer	Beaufort Operating, LLC
Henderson	2014-00009002	2014-00009002	09/26/2012	Jennifer Allison Jenkins Turner	Beaufort Operating, LLC
Henderson	2010-00005383	2010-00005383	04/01/2010	Jackie Watson	Perryman Exploration
Henderson	2012-00014094	2012-00014094	08/23/2012	Sharon England Weinbeg	Partners, LLC Beaufort Operating, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Henderson	2012-00014032	2012-00014032	05/24/2012	The Mark V West Testamentary Tr c/o Texas Bank & Tr Company	Beaufort Operating, LLC
Henderson	2015-00006854	2015-00006854	03/19/2015	Rebecca D. Westbrook	O’Brien Resources, LLC
Henderson	2012-00014090	2012-00014090	08/23/2012	Thomas Eugene Whiddon	Beaufort Operating, LLC
Henderson	2012-00014070	2012-00014070	08/06/2012	Judee Bailey Williams (Deceased)	Beaufort Operating, LLC
Henderson	2012-00014052	2012-00014052	08/08/2012	Norma Williams	Beaufort Operating, LLC
Henderson	2894-773	012355	07/01/2008	Betty Darsey Woods	Perryman Exploration
Henderson	2010-00003379	2010-00003379	02/15/2010	Brenda Brown Daugherty	Partners, LLC Perryman Exploration
Henderson	2012-00014047	2012-00014047	09/07/2012	Mary Jean Turner	Partners, LLC Beaufort Operating, LLC
Henderson	2012-00014048	2012-00014048	09/07/2012	Paulette Flannery	Beaufort Operating, LLC
Henderson	2012-00014050	2012-00014050	09/07/2012	Johanna Flannery Denson, Ind. & as Exec. of the Estate of Clara Malinda Flannery	Beaufort Operating, LLC
Henderson	2012-00014045	2012-00014045	09/07/2012	Clara West (dec’d)	Beaufort Operating, LLC
Henderson	2012-00014049	2012-00014049	09/07/2012	Malinda F. Arrant	Beaufort Operating, LLC
Henderson	2015-00010670	2015-00010670	11/16/2014	John Lingo Schoellkopf, Alan C. Schoellkopf, Wilson Schoellkopf, Jr.	O’Brien Resources, LLC
Anderson	2464-0456	201503527	04/01/2015	Clara LaRoe Edwards	O’Brien Resources, LLC
Anderson	2464-0444	201503525	04/01/2015	Dan M. LaRoe, Jr.	O’Brien Resources, LLC
Anderson	2464-0496	201503533	04/01/2015	Joel Miller Herrington	O’Brien Resources, LLC
Anderson	2464-0463	201503528	04/01/2015	Mary Lois Lacy	O’Brien Resources, LLC
Anderson	2464-0475	201503530	04/01/2015	Melissa Dawn Herrington Thomas	O’Brien Resources, LLC
Anderson	2464-0489	201503532	04/01/2015	Roy Allen Herrington, III	O’Brien Resources, LLC
Anderson	2464-0482	201503531	04/01/2015	Roy Allen Herrington, Jr., Individually	O’Brien Resources, LLC
Anderson	2476-321	201505556	07/07/2015	and as Life Tenant of Life Estate John Buck Scarborough	O’Brien Resources, LLC
Anderson	2476-0317	201505555	07/07/2015	Ezem G. Scarborough	O’Brien Resources, LLC
Anderson	2373-0032		08/08/2013	Rose Washington	PETRO-LAND GROUP, INC.
Anderson	2537-185	201606459	09/15/2016	Alan W. Mims	O’Brien Resources, LLC
Anderson	2537-189	201606460	09/15/2016	Tony Mims, aka Anthony G. Mims, Dealing in his sole and separate property	O’Brien Resources, LLC
Anderson	2537-177	201606457	09/15/2016	Angela K. Hart, Dealing in her sole and separate property	O’Brien Resources, LLC
Anderson	2537-0175	201606456	09/26/2016	Timothy E. West, and wife Juanima Charlotte J. West aka Juanima	O’Brien Resources, LLC
Anderson	2537-0167	201606454	09/26/2016	Charlotte J. West aka Juanima West	O’Brien Resources, LLC
Anderson	2537-171	201606455	09/27/2016	Daniel Monroe Matthews, Dealing in his sole and separate property	O’Brien Resources, LLC
Anderson	2537-195	201606462	09/15/2016	Tina M. Moore, dealing in her sole and separate property	O’Brien Resources, LLC
Anderson	2537-181	201606458	09/26/2016	LaMerle Boyd	O’Brien Resources, LLC
Anderson	2551-0281	201700594	10/17/2016	Gerald W. Lasater	O’Brien Resources, LLC
Anderson	2551-0294	201700600	10/14/2016	Jeff Stringfield	O’Brien Resources, LLC
Anderson	2537-0164	201606453	09/26/2016	Edwina W. Huddleston fka Edwina Matthews Wall	O’Brien Resources, LLC
Anderson	2551-0283	201700595	10/17/2016	Robbie Mims aka Robert Mims, dealing in his sole and separate property	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2443-0365	201411060	11/22/2014	Nan Hubert Tiller, a/k/a Nan Hubert Daugherty	TRI-C RESOURCES, LLC
Anderson	2443-0375	201411064	11/25/2014	Patsy Jean Williams	TRI-C RESOURCES, LLC
Anderson	2443-0377	201411065	11/25/2014	Wanda L. Sanders	TRI-C RESOURCES, LLC
Anderson	2447-0735	201500206	11/25/2014	Dolores Walls Lambright, Deceased	TRI-C RESOURCES, LLC
Anderson	2450-0113	201500606	12/16/2014	Maxine Coleman Walls	TRI-C RESOURCES, LLC
Anderson	2450-0114	201500607	12/17/2014	Sharon Lee Walls Rightmer	TRI-C RESOURCES, LLC
Anderson	2450-0115	201500608	12/17/2014	Becky Rayne Walls a/k/a Becky Walls	TRI-C RESOURCES, LLC
Anderson	2450-0116	201500609	12/17/2014	Dewey Ray Walls, Jr.	TRI-C RESOURCES, LLC
Anderson	2530-0696	201605394	07/20/2016	Lucinda Hanks Presley	O’Brien Resources, LLC
Anderson	2530-0698	201605396	07/20/2016	Jackson Hanks	O’Brien Resources, LLC
Anderson	2530-0697	201605395	07/20/2016	The C.W. Hanks Jr. Childrens Trust, by Jackson R. Hanks, Trustee	O’Brien Resources, LLC
Anderson	2556-0391	201701477	01/20/2017	Clifford E. Bomer	O’Brien Resources, LLC
Anderson	2537-0161	201606452	09/26/2016	Bobby A. Huddleston and Edwina W.Huddleston, Trustees for the B.A. & E.W. Huddleston Living Trust, dated July 26, 2012	O’Brien Resources, LLC
Anderson	2393-0384	201400838	12/05/2013	Kathryn Quinn Reid	PETRO-LAND GROUP, INC.
Anderson	2393-0386	201400839	12/05/2013	Carol Quinn Culp	PETRO-LAND GROUP, INC.
Anderson	2393-0388	201400840	12/05/2013	Scott Finlay Sommer	PETRO-LAND GROUP, INC.
Anderson	2551-0292	201700599	10/14/2016	Jason Stringfield	O’Brien Resources, LLC
Anderson	2551-0290	201700598	10/14/2016	David Stringfield	O’Brien Resources, LLC
Anderson	2399-0505	201402226	01/03/2014	Beverly Grace Skelton	PETRO-LAND GROUP, INC.
Anderson	2393-0407	201400855	01/03/2014	Lana C. Caperton	PETRO-LAND GROUP, INC.
Anderson	2399-0501	201402222	01/03/2014	Quinclyn L. Roland	PETRO-LAND GROUP, INC.
Anderson	2393-0420	201400863	01/03/2014	Winfred E. Adams	PETRO-LAND GROUP, INC.
Anderson	2399-0572	201402272	01/06/2014	Harold Eugene Hughes, Jr.	PETRO-LAND GROUP, INC.
Anderson	2399-0564	201402267	01/06/2014	Malcolm Adams Hughes	PETRO-LAND GROUP, INC.
Anderson	2399-0565	201402268	01/06/2014	Mark Winfred Hughes	PETRO-LAND GROUP, INC.
Anderson	2393-0415	201400860	01/06/2014	Randy Leroy Adams	PETRO-LAND GROUP, INC.
Anderson	2399-0521	201402237	01/06/2014	Thomas William Hughes	PETRO-LAND GROUP, INC.
Anderson	2399-0545	201402252	01/08/2014	Johney Lee Williams	PETRO-LAND GROUP, INC.
Anderson	2399-0499	201402220	01/15/2014	Edgar Murphy Douglas	PETRO-LAND GROUP, INC.
Anderson	2399-0548	201402255	02/06/2014	Sandra Grace Sursa	PETRO-LAND GROUP, INC.
Anderson	2403-0454	201403061	02/07/2014	Petroleum Unlimited Family Limited Partnership	PETRO-LAND GROUP, INC.
Anderson	2576-0335	201704948	04/14/2017	Nelda Joyce Spence	O’Brien Resources, LLC
Anderson	2576-0343	201704950	04/07/2017	Rose Washington	O’Brien Resources, LLC
Anderson	2576-0339	201704949	04/14/2017	Lola W. Magee	O’Brien Resources, LLC
Anderson	2576-0321	201704944	04/14/2017	Charles R. Grasty	O’Brien Resources, LLC
Anderson	2576-0317	201704943	04/19/2017	Frieda Elliott Osborne	O’Brien Resources, LLC
Anderson	2576-0309	201704941	04/19/2017	Cynthia Davis Wright	O’Brien Resources, LLC
Anderson	2576-0325	201704945	04/14/2017	George W. Vannoy	O’Brien Resources, LLC
Anderson	2576-0313	201704942	04/14/2017	Carol A. Harrison	O’Brien Resources, LLC
Anderson	2576-0301	201704939	04/14/2017	Patti Lynn Means	O’Brien Resources, LLC
Anderson	2576-0305	201704940	04/19/2017	James G. Thomas	O’Brien Resources, LLC
Anderson	2576-0288	2017-04936	04/14/2017	Gary D. Thomas	O’Brien Resources, LLC
Anderson	2576-0280	201704934	04/14/2017	Homer A. Vannoy	O’Brien Resources, LLC
Anderson	2576-0263	201704930	04/14/2017	James Larry Thomas	O’Brien Resources, LLC
Anderson	2576-0293	201704937	04/19/2017	Jenni Davis Bridges	O’Brien Resources, LLC
Anderson	2576-0297	201704938	04/14/2017	Sharon Sue Givens	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2576-0244	201704925	04/19/2017	Charles C. Thomas	O’Brien Resources, LLC
Anderson	2576-0248	201704926	04/14/2017	Doris N. Vannoy	O’Brien Resources, LLC
Anderson	2576-0255	201704928	04/14/2017	Roy Lee Vannoy	O’Brien Resources, LLC
Anderson	2576-0212	201704917	04/14/2017	Judy Willhite Elliff	O’Brien Resources, LLC
Anderson	2576-0216	201704918	04/14/2017	Clayton L. Grasty	O’Brien Resources, LLC
Anderson	2576-0220	201704919	04/14/2017	Leon A. Willhite	O’Brien Resources, LLC
Anderson	2576-0228	201704921	04/05/2017	Mary Alice Adamson	O’Brien Resources, LLC
Anderson	2576-0224	201704920	04/14/2017	William Lee Bishop, Sr.	O’Brien Resources, LLC
Anderson	2424-0415	201407476	07/24/2014	Jackie Dwight Hill	TRI-C RESOURCES, LLC
Anderson	2424-0418	201407477	07/24/2014	Ronald Mark Hill	TRI-C RESOURCES, LLC
Anderson	2424-0421	201407478	07/24/2014	Diane Hill Duncan	TRI-C RESOURCES, LLC
Anderson	2576-0184	201704909	06/20/2017	Jamie Pettiette Rhone	O’Brien Resources, LLC
Anderson	2576-0347	201704951	04/19/2017	Robbie L. Davis, Jr.	O’Brien Resources, LLC
Anderson	2587-0411	201707056	06/23/2017	Kerrie Lynn Laza	O’Brien Resources, LLC
Anderson	2587-0409	201707055	06/23/2017	Lesley Ann Jennings	O’Brien Resources, LLC
Anderson	2576-0181	201704908	06/29/2017	Nan Beth Johnson McReynolds	O’Brien Resources, LLC
Anderson	2577-0268	201705135	06/29/2017	Michael James Johnson	O’Brien Resources, LLC
Anderson	2576-0178	201704907	06/29/2017	David L. Johnson	O’Brien Resources, LLC
Anderson			04/19/2017	Dorothy Conard Newsom	O’Brien Resources, LLC
Anderson	2587-0408	201707054	06/23/2017	Randal Douglas Honeycutt	O’Brien Resources, LLC
Anderson	2578-0512	201705411	06/29/2017	Felesha Ann Howell	O’Brien Resources, LLC
Anderson	2578-0509	201705410	07/19/2017	Stephen Paul Johnson	O’Brien Resources, LLC
Anderson	257-0506	201705409	07/25/2017	Donn W. Conard	O’Brien Resources, LLC
Anderson	2584-0559	201706533	04/19/2017	Lecil Conard Johnson	O’Brien Resources, LLC
Anderson	2584-0555	201706532	06/01/2017	Jayme Payne	O’Brien Resources, LLC
Anderson	2584-0552	201706531	06/16/2017	Linda Cormack	O’Brien Resources, LLC
Anderson	2578-0503	201705408	07/27/2017	Nancy M. Bryant	O’Brien Resources, LLC
Anderson	2583-0030	201706277	04/19/2017	Shirley Ann Summerall	O’Brien Resources, LLC
Anderson	2579-0859	201705665	07/25/2017	Annie E. Isabell	O’Brien Resources, LLC
Anderson	2579-0862	201705666	07/25/2017	Donald Ray Thomas	O’Brien Resources, LLC
Anderson	2579-0856	201705664	07/25/2017	David G. Thomas	O’Brien Resources, LLC
Anderson	2579-0865	201705667	06/29/2017	Hal Johnson	O’Brien Resources, LLC
Anderson	2579-0868	201705668	08/04/2017	James Roger Myers	O’Brien Resources, LLC
Anderson	2583-0026	201706276	06/01/2017	Kady Payne	O’Brien Resources, LLC
Anderson	2447-0742	201500213	11/03/2014	Kathryn T. Cathey	TRI-C RESOURCES, LLC
Anderson	2588-0337	201707228	07/27/2017	Joe R. Taylor and wife, Evelyn Taylor	O’Brien Resources, LLC
Anderson	2456-0132	201501923	12/11/2014	Carla Dee Borders	TRI-C RESOURCES, LLC
Anderson	2450-0094	201500593	12/01/2014	Anadarko E&P Onshore LLC	TRI-C RESOURCES, LLC
Anderson	2393-0364	201400821	11/26/2013	Sandra Marie Cone Cole, aka Sandra Marie Cone	PETRO-LAND GROUP, INC.
Anderson	2422-0001	201406908	06/28/2014	Thomas Mark Cooper a/k/a T. Mark Cooper and Barbara Cooper	PETRO-LAND GROUP, INC.
Anderson	2359-0219	201306057	11/09/2012	Elizabeth Jean Henry Cosper	PETRO-LAND GROUP, INC.
Anderson	2475-0190	201505373	03/19/2015	The Episcopal Theological Seminary of the Southwest	TRI-C RESOURCES, LLC
Anderson	2429-0159	201408435	07/09/2014	Carol Fitzgerald	TRI-C RESOURCES, LLC
Anderson	2359-0394	201306156	11/12/2012	Darrell R. Henry	PETRO-LAND GROUP, INC.
Anderson	2359-0359	201306157	11/09/2012	David Lee Henry	PETRO-LAND GROUP, INC.
Anderson	2489-0701	201507893	09/30/2015	David Lee Henry	TRI-C RESOURCES, LLC
Anderson	2359-0400	201306160	11/09/2012	Grady A. Henry	PETRO-LAND GROUP, INC.
Anderson	2359-0402	201306161	11/12/2012	James Larry Henry	PETRO-LAND GROUP, INC.
Anderson	2359-0403	201306162	11/09/2012	Joseph Dwayne Henry	PETRO-LAND GROUP, INC.
Anderson	2359-0404	201306163	11/12/2012	Mary Patricia Henry	PETRO-LAND GROUP, INC.

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2359-0405	201306164	11/09/2012	Michael Heath Henry	PETRO-LAND GROUP, INC.
Anderson	2393-0399	201400849	12/09/2013	Curtis Louise Hoehn Lancer	PETRO-LAND GROUP, INC.
Anderson	2393-0374	201400829	11/26/2013	Laurin M. Linson	PETRO-LAND GROUP, INC.
Anderson	2447-0761	201500227	12/16/2014	Mary Ann Cathey O’Neill, a/k/a Mary Ann O’Neill	TRI-C RESOURCES, LLC
Anderson	2412-0181	201404910	12/09/2013	Mary Charlotte Hoehn Payne	PETRO-LAND GROUP, INC.
Anderson	2329-0126	201300239	11/29/2012	Dwight L. Phifer	Northwest Oil & Gas Exploration, LLC
Anderson	2422-0448	201407081	06/25/2014	Roger G. Schloo	PETRO-LAND GROUP, INC.
Anderson	2440-0363	201410492	08/15/2014	Joycelyn Kay Shearin	TRI-C RESOURCES, LLC
Anderson	2399-0551	201402257	01/21/2014	Annette Verner Sherman	PETRO-LAND GROUP, INC.
Anderson	2360-0220	201306455	11/13/2012	Nelda Jean Smith, fka Nelda Jean Hussey	PETRO-LAND GROUP, INC.
Anderson	2360-0239	201306466	12/12/2012	Kay Henry Steel	PETRO-LAND GROUP, INC.
Anderson	2473-0211	201505042	03/19/2015	The Bishop Quinn Foundation	TRI-C RESOURCES, LLC
Anderson	2270-0055	201106458	03/21/2011	John C. Cain, dealing herein with his sole and separate property	O’Brien Resources, LLC
Anderson	2270-036	2011-06453	03/23/2011	Jerald Lambright and wife Ruth Lambright	O’Brien Resources, LLC
Anderson	2270-060	2011-06459	03/29/2011	Nolan A. Phillips	O’Brien Resources, LLC
Anderson	2270-0039	201106454	04/07/2011	Bettye F. Mackie	O’Brien Resources, LLC
Anderson	2270-0039	201106454	04/07/2011	Bettye F. Mackie	O’Brien Resources, LLC
Anderson	2270-0043	201106455	04/20/2011	Cary S. Cowart et ux	O’Brien Resources, LLC
Anderson	2270-0064	201106460	04/15/2011	Charmaine Denius McGill	O’Brien Resources, LLC
Anderson	2270-081	201106464	04/13/2011	Susan A. Soulsby	O’Brien Resources, LLC
Anderson	2270-088	201106465	04/13/2011	David R. Soulsby	O’Brien Resources, LLC
Anderson	2270-069	201106461	06/13/2011	Dewey Pierce	O’Brien Resources, LLC
Anderson	2270-073	201106462	07/01/2011	Buford R. Hayes et ux	O’Brien Resources, LLC
Anderson	2270-077	201106463	07/01/2011	Don E. Gordon et ux	O’Brien Resources, LLC
Anderson	2291-755	201202469	04/15/2011	Frank Wofford Denius	O’Brien Resources, LLC
Anderson	2314-0079	201206303	08/02/2012	Carol Hall Wood, Indiv and as Ind Executrix and Trustee u/w/o Billy Gene Wood, Deceased	O’Brien Resources, LLC
Anderson	2314-0079	201206303	08/02/2012	Carol Hall Wood, Indiv and as Ind Executrix and Trustee u/w/o Billy Gene Wood, Deceased	O’Brien Resources, LLC
Anderson	2314-0063	201206298	08/14/2012	Diane Dickson	O’Brien Resources, LLC
Anderson	2272-002	201106820	08/10/2011	Charles P. Lewis	Energia Tejas, LLC
Anderson	2271-797	201106816	08/04/2011	Ira Jene Jackson	Energia Tejas, LLC
Anderson	2271-0800	201106818	08/04/2011	*J.D. Black	Energia Tejas, LLC
Anderson	2518-479	201603378	04/28/2016	James C. Hanks, Jr.	O’Brien Resources, LLC
Anderson	2518-487	201603380	04/27/2016	Kenneth V. Malone as trustee of Mark Ray Malone Living Trust	O’Brien Resources, LLC
Anderson	2272-005	201106822	03/30/2011	Lloyd E. Hanks et ux Barbara	Energia Tejas, LLC
Anderson	2011-00010887	2011-0001087	04/25/2011	Marlene Kay Hardy a/k/a Merlene Kay Common	O’Brien Resources, LLC
Anderson	2518-467	201603375	05/04/2016	Paula Barnes	O’Brien Resources, LLC
Anderson	2515-670	201602901	04/22/2016	Ronald Dale Matney	O’Brien Resources, LLC
Anderson	2271-0799	201106817	04/11/2011	Sonja Hanks-Rigsby	Energia Tejas, LLC
Anderson	2272-0001	201106819	08/10/2011	Sonja Lewis Simon	Energia Tejas, LLC
Anderson	2518-475	201603377	03/31/2016	Timothy D. Eyssen	O’Brien Resources, LLC
Anderson	2318-562	201207121	09/14/2012	Ben & Patsy Ruth Johnson Revocable Trust	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2318-559	201207120	09/07/2012	Elizabeth Gardner	O’Brien Resources, LLC
Anderson	2318-556	201207119	09/06/2012	Joe B. Gardner	O’Brien Resources, LLC
Anderson	2318-564	2012 07123	09/18/2012	*Suzanne Corneilus Krause	O’Brien Resources, LLC
Anderson	2318-563	2012 07122	09/21/2012	E. E. Cornelius, III	O’Brien Resources, LLC
Anderson	2324-476	201208194	10/03/2012	Flora Dell Price, Dorothy McGee AIF	O’Brien Resources, LLC
Anderson	2332-491	201300841	11/06/2012	Linda Hurtado	O’Brien Resources, LLC
Anderson	2330-774	201300510	11/07/2012	Amy Parrish Wischnewsky	O’Brien Resources, LLC
Anderson	2574-0655	201704621	02/16/2017	Kenneth North and Lydia J. North	O’Brien Resources, LLC
Anderson	2377-534	201310156	11/07/2012	Stephanie Parrish	O’Brien Resources, LLC
Anderson	2337-728	201301874	11/06/2012	Joy Anderson	O’Brien Resources, LLC
Anderson	2377-509	201310150	03/04/2013	Rena S. Hemphill Bennett	O’Brien Resources, LLC
Anderson	2383-584	201311493	07/01/2013	Peggy Kirkland, Ind. & as AIF for Norma Dell Lambright Hillhouse et al	O’Brien Resources, LLC
Anderson	2389-507	201312750	10/24/2013	Dorothy Brooks Steele	O’Brien Resources, LLC
Anderson	2377-526	201310154	08/05/2013	Betty Darsey Woods	O’Brien Resources, LLC
Anderson	2377-526	201310154	08/05/2013	Betty Darsey Woods	O’Brien Resources, LLC
Anderson	2377-530	201310155	08/05/2013	*W. G. Darsey, III	O’Brien Resources, LLC
Anderson	2383-608	201311499	09/12/2013	Dolores A. Haytar	O’Brien Resources, LLC
Anderson	2383-600	201311497	09/12/2013	Karen Sue Kale	O’Brien Resources, LLC
Anderson	2383-604	201311498	09/12/2013	Sheila K. Marshall	O’Brien Resources, LLC
Anderson	2389-499	201312748	11/07/2013	Libby Craft	O’Brien Resources, LLC
Anderson	2377-517	201310152	07/11/2013	Hugh R. Craft	O’Brien Resources, LLC
Anderson	2383-592	201311495	10/15/2013	Richard H. Eaton	O’Brien Resources, LLC
Anderson	2383-596	201311496	10/15/2013	Robert W. Percival	O’Brien Resources, LLC
Anderson	2383-574	201311490	10/15/2013	Gleith James Mann	O’Brien Resources, LLC
Anderson	2383-578	201311491	10/15/2013	Nathan Leslie James	O’Brien Resources, LLC
Anderson	2383-566	201311488	10/15/2013	Jeffrey W. Eaton	O’Brien Resources, LLC
Anderson	2383-583	201311492	10/25/2013	Terry M. Thorn	O’Brien Resources, LLC
Anderson	2383-570	201311489	10/24/2013	Earl Debbs Hillhouse	O’Brien Resources, LLC
Anderson	2383-565	201311487	10/25/2013	James N Parsons III	O’Brien Resources, LLC
Anderson	2383-588	201311494	10/24/2013	Peggy Hillhouse Kirkland	O’Brien Resources, LLC
Anderson	2389-503	201312749	11/05/2013	Jean Brooks AIF for Martha Brooks Adams	O’Brien Resources, LLC
Anderson	2383-557	201311485	10/15/2013	Herschbach Petroleum Company, Ltd.	O’Brien Resources, LLC
Anderson	2389-495	201312747	11/07/2013	David Anglin	O’Brien Resources, LLC
Anderson	2389-511	201312751	11/22/2013	Southwest Mineral Group, Ltd.	O’Brien Resources, LLC
Anderson	2389-618	201312773	11/12/2013	Herschbach Living Trust and	O’Brien Resources, LLC
Anderson	2417-0300	201405943	12/31/2013	Riverwood Energy, LLC Timothy Lunceford	O’Brien Resources, LLC
Anderson	2396-225	201401508	01/09/2014	Estate of T. L. Huddleston by H. T.Hyde, Jr. Trustee	O’Brien Resources, LLC
Anderson	2396-0200	201401501	01/17/2014	Jack P. Rahm, Trustee of the Jack P.Rahm Revocable Trust	O’Brien Resources, LLC
Anderson	2396-0217	201401506	01/16/2014	Karen Hunnicutt	O’Brien Resources, LLC
Anderson	2396-0203	201401502	01/17/2014	Rentier Inc. by Randall Pogue President	O’Brien Resources, LLC
Anderson	2396-0205	201401503	01/03/2014	Glenn Riley Brooks	O’Brien Resources, LLC
Anderson	2396-221	201401507	01/14/2014	VWP Jr, Inc., by Victor W. Pryor, Jr., President	O’Brien Resources, LLC
Anderson	2396-221	201401507	01/14/2014	VWP Jr, Inc., by Victor W. Pryor, Jr., President	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2396-0209	201401504	01/16/2014	Estate of Buck J. Wynne, Jr. by Nancy Ann Chandler Executrix	O’Brien Resources, LLC
Anderson	2466-485	201503875	01/16/2014	Oscar Bruce Chamberlain	O’Brien Resources, LLC
Anderson	2396-213	201401505	01/16/2014	Holly Chamberlain aka Holly Casey	O’Brien Resources, LLC
Anderson	2502-449	201600814	03/03/2014	*N. D. Bingham II	O’Brien Resources, LLC
Anderson	2417-303	201405944	02/11/2014	Ann C. Maroe	O’Brien Resources, LLC
Anderson	2417-307	201405945	02/03/2014	Betty Darsey Woods	O’Brien Resources, LLC
Anderson	2417-311	2014 05946	02/07/2014	*W. G. Darsey, III	O’Brien Resources, LLC
Anderson	2417-292	201405941	03/06/2014	Denise Scott Trautz	O’Brien Resources, LLC
Anderson	2417-296	201405942	02/14/2014	Diane Scott Jovanovich	O’Brien Resources, LLC
Anderson	2417-315	201405947	03/26/2014	Adele Monning	O’Brien Resources, LLC
Anderson	2417-320	201405948	01/03/2014	Walter C. Windsor	O’Brien Resources, LLC
Anderson	2434-733	201409482	08/11/2014	Donald O. Bennett	O’Brien Resources, LLC
Anderson	2434-729	201409481	08/20/2014	Jerry Ann Henderson	O’Brien Resources, LLC
Anderson	2434-725	201409480	08/20/2014	Molly Henderson Boyd	O’Brien Resources, LLC
Anderson	2434-721	201409479	08/20/2014	William D. Henderson	O’Brien Resources, LLC
Anderson	2434-734	201409483	08/20/2014	J. E. & L. E. Mabee Foundation by Raymond L. Tullius Jr. Vice Chairman	O’Brien Resources, LLC
Anderson	2439-387	201410310	09/03/2014	Leigh L. Williams	O’Brien Resources, LLC
Anderson	2439-457	201410324	08/19/2014	Wynne West Anderson	O’Brien Resources, LLC
Anderson	2439-459	201410326	08/19/2014	Waverly West. Deceased	O’Brien Resources, LLC
Anderson	2439-458	201410325	08/19/2014	The Catherine Coleman Murchison Ex Tr	O’Brien Resources, LLC
Anderson	2439-460	201410327	08/19/2014	The Mark V West Testamentary Tr	O’Brien Resources, LLC
Anderson	2439-461	201410328	08/19/2014	c/o Texas Bank & Tr Company Shelly West Bowman	O’Brien Resources, LLC
Anderson	2434-717	201409478	08/18/2014	Larry C. Henderson	O’Brien Resources, LLC
Anderson	2439-456	201410323	08/19/2014	Stephanie Shawn West Webb, AKA known as Shawn West Webb	O’Brien Resources, LLC
Anderson	2434-738	201409484	09/03/2014	Maggie Nell Youngblood	O’Brien Resources, LLC
Anderson	2439-453	201410322	09/03/2014	Sharon L. Pugh	O’Brien Resources, LLC
Anderson	2445-765	201411518	08/21/2014	J.T. & D.A. Robertson Living Tr	O’Brien Resources, LLC
Anderson	2439-462	201410329	10/01/2014	M.M.M. & S., Ltd.	O’Brien Resources, LLC
Anderson	2442-771	201411521	11/04/2014	Storey Brothers Investments, LLC by Harry Storey as President	O’Brien Resources, LLC
Anderson	2453-636	201501423	11/04/2014	Nell Oden Jackson	O’Brien Resources, LLC
Anderson	2453-634	201501422	11/04/2014	The Estate of Ray Doss Peeler,Jr., Deceased by Bryan Peeler, Ind Executor	O’Brien Resources, LLC
Anderson	2453-641	201501426	11/25/2014	E. B. Larue, Jr.	O’Brien Resources, LLC
Anderson	2453-0642	201501427	11/21/2014	R. Kirk Cobb c/o Robbins, Tapp Cobb & Assoc PLLC	O’Brien Resources, LLC
Anderson	2453-639	201501425	11/04/2014	John Charles Storey	O’Brien Resources, LLC
Anderson	2453-638	201501424	11/04/2014	Frances Elise Storey Lincoln	O’Brien Resources, LLC
Anderson	2453-632	201501421	11/04/2014	Robert Gerald Storey III	O’Brien Resources, LLC
Anderson	2453-0644	201501428	01/30/2015	Karla Nelson	O’Brien Resources, LLC
Anderson	2453-0647	201501429	01/30/2015	Karen Belk	O’Brien Resources, LLC
Anderson	2466-482	201503874	04/28/2015	Robert Clifford Louder	O’Brien Resources, LLC
Anderson	2474-540	201505267	04/28/2015	Leonard Ray Louder	O’Brien Resources, LLC
Anderson	2466-473	201503871	04/28/2015	Richard Louder	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2466-476	201503872	05/08/2015	Linda Kay Morrison	O’Brien Resources, LLC
Anderson	2467-735	201504141	04/28/2015	David Haywood	O’Brien Resources, LLC
Anderson	2474-532	201505265	05/20/2015	Karen Kale	O’Brien Resources, LLC
Anderson	2474-580	201505280	05/20/2015	Sheila K. Marshall	O’Brien Resources, LLC
Anderson	2474-576	201505279	05/22/2015	Natalia A. Lamas	O’Brien Resources, LLC
Anderson	2474-544	201505268	05/20/2015	Freda Sue Gallatin	O’Brien Resources, LLC
Anderson	2467-734	201504140	05/15/2015	Katherine Wynne, Executrix Buck J. Wynne III Estate	O’Brien Resources, LLC
Anderson	2474-520	201505262	05/28/2015	William Luther Kale by AIF Elena Kale Glasscock	O’Brien Resources, LLC
Anderson	2474-549	201505269	05/22/2015	Cova E. Galloway Smither by Murray Smither as AIF	O’Brien Resources, LLC
Anderson	2474-516	201505261	05/28/2015	Elena Kale Glasscock	O’Brien Resources, LLC
Anderson Anderson	2474-552 2474-572	201505270 201505278	06/29/2015 05/20/2015	Don S. Newby, Indiv. & as Ind. Executor of the Estate of Floye M. Newby, deceased Dolores A. Hayter	O’Brien Resources, LLC O’Brien Resources, LLC
Anderson	2474-569	201505277	05/22/2015	Teresa Galloway Brown	O’Brien Resources, LLC
Anderson	2474-527	201505264	05/20/2015	Beth C. Burton	O’Brien Resources, LLC
Anderson	2484-258	201506893	07/15/2015	Bob J. Chronister aka Bobby Chronister	O’Brien Resources, LLC
Anderson	2484-252	201506891	06/29/2015	Rick V. Newby	O’Brien Resources, LLC
Anderson	2484-0262	201506895	07/15/2015	Coy Lee Kale, Jr.	O’Brien Resources, LLC
Anderson	2486-122	201507258	06/29/2015	Michael D. Kale	O’Brien Resources, LLC
Anderson	2484-260	201506894	07/15/2015	J. Todd Kale	O’Brien Resources, LLC
Anderson	2474-536	201505266	05/20/2015	Mary Kathryn Kale Bolt	O’Brien Resources, LLC
Anderson	2484-264	201506896	07/21/2015	Mary Kathryn Johnson	O’Brien Resources, LLC
Anderson	2484-272	201506899	07/17/2015	Roger Dale Cross	O’Brien Resources, LLC
Anderson	2484-267	201506897	05/20/2015	Terrell Lee Selcer	O’Brien Resources, LLC
Anderson	2484-270	201506898	07/21/2015	Ashley Katherine Radford	O’Brien Resources, LLC
Anderson	2484-285	201506905	07/17/2015	Charles R. Fagg	O’Brien Resources, LLC
Anderson	2484-282	201506904	08/27/2015	The Estate of Kathleen Mincey by Melinda Hartnett as Successor Dependent Administrator	O’Brien Resources, LLC
Anderson	2491-239	201508117	09/30/2015	J&A Acquisitions, Inc. by James T.McCain III, Mgr	O’Brien Resources, LLC
Anderson	2491-246	201508119	09/30/2015	LDF-ETX, Inc. by: Lucas D. Freeman, Mgr	O’Brien Resources, LLC
Anderson	2491-248	201508120	09/30/2015	Michael Ralph Jenkins, Jr.	O’Brien Resources, LLC
Anderson	2491-257	29150123	09/30/2015	Arroyo Land & Minerals, LLC by: Bailey Fender, Mgr	O’Brien Resources, LLC
Anderson	2491-0250	201508121	09/30/2015	Envision Land CO., LLC by: Charles C. McCain, Mgr.	O’Brien Resources, LLC
Anderson	2389-616	201312772	07/25/2013	Windsor Interests, Ltd.	O’Brien Resources, LLC
Anderson	2491-0410	201508156	10/05/2015	Charles Naubert	O’Brien Resources, LLC
Anderson	2491-0435	201508162	10/05/2015	Christopher B. Naubert	O’Brien Resources, LLC
Anderson	2491-0414	201508157	10/05/2015	Nancy Naubert	O’Brien Resources, LLC
Anderson	2491-0406	201508155	10/05/2015	Cora Hanson	O’Brien Resources, LLC
Anderson	2491-0439	201508163	10/05/2015	John Naubert	O’Brien Resources, LLC
Anderson	2499-561	201600321	11/12/2015	Peter Wesley Williford	O’Brien Resources, LLC
Anderson	2499-671	201600344	11/09/2015	Melba Ruth Davis	O’Brien Resources, LLC
Anderson	2499-603	201600331	11/04/2015	Jon Eric Scudder	O’Brien Resources, LLC
Anderson	2499-0716	201600357	11/18/2015	Jimmy Robert Bearden	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2499-0720	201600358	11/09/2015	Carl C. Tidgren	O’Brien Resources, LLC
Anderson	2499-555	201600319	11/09/2015	William Edward Rushing	O’Brien Resources, LLC
Anderson	2499-552	201600318	11/09/2015	Betty Nell Curtis*	O’Brien Resources, LLC
Anderson	2499-558	201600320	11/09/2015	Harold Lewis Rushing*	O’Brien Resources, LLC
Anderson	2499-522	201500310	11/09/2015	James L. Rushing aka J. L. Rushing	O’Brien Resources, LLC
Anderson	2503-201	201600939	12/01/2015	Final Talley, Ltd	O’Brien Resources, LLC
Anderson	2499-749	201600366	11/24/2015	Stanley V. Prickett	O’Brien Resources, LLC
Anderson	2499-697	201600352	11/19/2015	Michael S. Barrett	O’Brien Resources, LLC
Anderson	2499-729	201600361	11/19/2015	Genevieve White Deatherage	O’Brien Resources, LLC
Anderson	2499-723	201600359	11/24/2015	Larry A. Kale	O’Brien Resources, LLC
Anderson	2499-680	201600347	11/24/2015	George E. Prickett	O’Brien Resources, LLC
Anderson	2499-732	201600362	11/24/2015	Bobby Jim Stringer	O’Brien Resources, LLC
Anderson	2499-735	201600363	11/19/2015	Dennis E. Marshall	O’Brien Resources, LLC
Anderson	2499-726	201600360	11/24/2015	Donna S. Ledbetter	O’Brien Resources, LLC
Anderson	2499-683	201600348	11/24/2015	Norman Wayne Stringer	O’Brien Resources, LLC
Anderson	2499-686	201600349	12/03/2015	Ada Willene Ratliff	O’Brien Resources, LLC
Anderson	2503-330	201600979	11/24/2015	Edwin J. Sheek, Jr.	O’Brien Resources, LLC
Anderson	2503-0279	201600965	10/05/2015	Richard Naubert, Jr.	O’Brien Resources, LLC
Anderson	2503-333	201600980	12/03/2015	Nellie Sue Webb	O’Brien Resources, LLC
Anderson	2503-204	201600941	11/09/2015	Charles E. Rushing	O’Brien Resources, LLC
Anderson	2503-228	201600949	12/03/2015	Glenda Winters Harkness	O’Brien Resources, LLC
Anderson	2506-240	201601478	01/05/2016	Gary G. Holcomb, his separate property and Murray Holcomb, his separate property	O’Brien Resources, LLC
Anderson	2503-257	201600958	12/03/2015	Dale Winters	O’Brien Resources, LLC
Anderson	2508-259	201601805	12/11/2015	Tiffany Lynn Morris	O’Brien Resources, LLC
Anderson	2503-263	201600960	12/03/2015	Karon Winters Smith	O’Brien Resources, LLC
Anderson	2503-254	201600957	12/21/2015	Bruce S. Kale, III	O’Brien Resources, LLC
Anderson	2508-270	201601808	01/12/2016	Lester Fred Henry	O’Brien Resources, LLC
Anderson	2508-265	201601807	01/21/2016	Mackilee Bennett Martin	O’Brien Resources, LLC
Anderson	2508-300	201601814	01/22/2016	Bill Berry	O’Brien Resources, LLC
Anderson	2515-780	201602927	03/21/2016	Sidney Castleberry	O’Brien Resources, LLC
Anderson	2508-295	201601813	01/29/2016	*Shirley Wade Thomas	O’Brien Resources, LLC
Anderson	2508-305	201601815	01/20/2016	Myrna Beth Coffman	O’Brien Resources, LLC
Anderson	2508-291	201601812	02/01/2016	Melva Jo Shinpaugh FKA Melva Jo Henderson	O’Brien Resources, LLC
Anderson	2508-310	201601816	07/15/2015	Bettye June Chronister	O’Brien Resources, LLC
Anderson	2514-777	201602741	02/03/2016	Virginia Ruth Sabatini	O’Brien Resources, LLC
Anderson	2508-318	201601817	02/03/2016	James Robert Brummett	O’Brien Resources, LLC
Anderson	2515-026	201602751	02/03/2016	Sam Henderson	O’Brien Resources, LLC
Anderson	2515-0021	201602750	02/03/2016	Roy Ratheal	O’Brien Resources, LLC
Anderson	2514-782	201602742	02/03/2016	Rita Powell	O’Brien Resources, LLC
Anderson	2515-0006	201602747	02/03/2016	Richard Basinger	O’Brien Resources, LLC
Anderson	2515-031	201602752	02/03/2016	Alan B. Cawthon	O’Brien Resources, LLC
Anderson	2515-011	201602748	02/03/2016	Karen H. Lakey	O’Brien Resources, LLC
Anderson	2514-792	201602744	01/12/2016	Joyce A. Easley Pell	O’Brien Resources, LLC
Anderson	2514-797	201602745	02/03/2016	John Davidson Brummett	O’Brien Resources, LLC
Anderson	2522=675	201604029	05/23/2016	Barbara Tucker	O’Brien Resources, LLC
Anderson	2514-787	201602743	02/03/2016	Dortha Berry	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2515-001	201602746	02/03/2016	Donald Martin Henderson	O’Brien Resources, LLC
Anderson	2492-0578	201508319	11/12/2015	Robert D. Johnston, Receiver Cause No. DCCV15-177-87,Frances Kale Peterson & Unknown Heirs et al	O’Brien Resources, LLC
Anderson	2492-0572	201508318	11/06/2015	Robert D. Johnston, Receiver Cause No. DCCV15-177-87,Frances Kale Peterson et al	O’Brien Resources, LLC
Anderson	2502-0043	201600726	11/06/2015	Robert D. Johnston Receiver for Cause NO. DCCV15-176-3 Unknown Heirs of Berniece H. Hughes Walker et al	O’Brien Resources, LLC
Anderson	2514-770	201602739	12/11/2015	Kerby L. Kale	O’Brien Resources, LLC
Anderson	2514-774	201602740	01/20/2016	Don Wayne Kale	O’Brien Resources, LLC
Anderson	2515-036	201602753	01/22/2016	Melissa J. Bond Barenthsen	O’Brien Resources, LLC
Anderson	2515-723	201602916	01/12/2016	Barbara Jean Wade Ratliff	O’Brien Resources, LLC
Anderson	2515-750	201602921	02/03/2016	Barbara Bogart	O’Brien Resources, LLC
Anderson	2515-734	201602918	02/05/2016	Erica Ann Steele Adams	O’Brien Resources, LLC
Anderson	2515-729	201602917	01/29/2016	Lennie Susan Flippen	O’Brien Resources, LLC
Anderson	2515-739	201602919	02/17/2016	Sandra Brown	O’Brien Resources, LLC
Anderson	2515-755	201602922	02/17/2016	Ronald Allen Sikes, Jr.	O’Brien Resources, LLC
Anderson	2515-770	201602925	02/03/2016	Hayden P. Mitchell	O’Brien Resources, LLC
Anderson	2515-775	201602926	02/05/2016	Joan Ann Armstrong Glass	O’Brien Resources, LLC
Anderson	2513-0168	201602445	07/01/2013	Peggy Kirkland, Earl Debbs Hillhouse, and Deany Melton	O’Brien Resources, LLC
Anderson	2529-470	201605174	03/31/2016	Black Stone Minerals Company, LP	O’Brien Resources, LLC
Anderson	2515-666	201602900	04/22/2016	Randal Glen Matney	O’Brien Resources, LLC
Anderson	2515-016	201602749	02/03/2016	Orville Charles Easley, Jr.	O’Brien Resources, LLC
Anderson	2515-683	201602905	04/28/2016	Kathy Link	O’Brien Resources, LLC
Anderson	2518-406	201603359	01/14/2016	Ronnie Gene Crow	O’Brien Resources, LLC
Anderson	2518-463	201603374	05/04/2016	Nedra Jean Skiles	O’Brien Resources, LLC
Anderson	2518-471	201603376	04/06/2016	Debby Henderson	O’Brien Resources, LLC
Anderson	2515-705	201602911	03/21/2016	Richard E. Swift II	O’Brien Resources, LLC
Anderson	2518-498	201603383	05/03/2016	Nancy Ann Crecelius McCall	O’Brien Resources, LLC
Anderson	2518-494	201603382	05/06/2016	Robert J. Tidgren	O’Brien Resources, LLC
Anderson	2518-491	201603381	05/04/2016	Sharron Perez	O’Brien Resources, LLC
Anderson	2518-521	201603390	05/03/2016	Leonard Keith Baker	O’Brien Resources, LLC
Anderson	2518-502	201603384	04/28/2016	Katie Jeanette Price Pierce	O’Brien Resources, LLC
Anderson	2518-511	201603387	04/28/2016	James Harland Price	O’Brien Resources, LLC
Anderson	2518-514	201603388	04/28/2016	Charles L. Price	O’Brien Resources, LLC
Anderson	2518-517	201603389	05/04/2016	Amanda DeShazo aka Amanda Grubbs	O’Brien Resources, LLC
Anderson	2518-505	201603385	05/04/2016	Donna McEwen	O’Brien Resources, LLC
Anderson	2518-416	201603361	05/06/2016	Tommy Everett	O’Brien Resources, LLC
Anderson	2518-419	201603362	05/23/2016	James Harland Price	O’Brien Resources, LLC
Anderson	2518-422	201603363	05/04/2016	Gary Wayne Crecelius	O’Brien Resources, LLC
Anderson	2518-426	201603364	05/23/2016	Gary Wayne Crecelius	O’Brien Resources, LLC
Anderson	2518-4302	201603365	05/23/2016	Debby L. Henderson	O’Brien Resources, LLC
Anderson	2518-433	201603366	05/23/2016	Charles L. Price	O’Brien Resources, LLC
Anderson	2518-436	201603367	05/23/2016	Brenda Nipper (Cole)	O’Brien Resources, LLC
Anderson	2518-452	201603371	11/04/2015	Barbara Vick	O’Brien Resources, LLC
Anderson	2518-445	201603369	05/04/2016	Barbara Tucker	O’Brien Resources, LLC
Anderson	2518-412	201603360	05/23/2016	Tommy Everett	O’Brien Resources, LLC
Anderson	2518-508	201603386	05/04/2016	Judy Harwick	O’Brien Resources, LLC
Anderson	2522-718	201604042	05/06/2016	Mary Kathryn Pickle	O’Brien Resources, LLC
Anderson	2522-683	201604032	05/23/2016	Judy Harwick	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2522-690	201604034	05/04/2016	Roy Eggleston	O’Brien Resources, LLC
Anderson	2522-687	201604033	05/23/2016	Roy Eggleston	O’Brien Resources, LLC
Anderson	2522-701	201604037	05/23/2016	Rhonda G. Garcia	O’Brien Resources, LLC
Anderson	2522-705	201604038	05/04/2016	Rhonda G. Garcia	O’Brien Resources, LLC
Anderson	2522-712	201604040	05/23/2016	Pamela Jane Shilling fka Stafford	O’Brien Resources, LLC
Anderson	2522-697	s201604036	05/23/2016	Nancy Ann Crecelius McCall	O’Brien Resources, LLC
Anderson	2522-693	201604035	05/23/2016	Kathy Link	O’Brien Resources, LLC
Anderson	2522-678	201604030	05/20/2016	Premier LM III, LP	O’Brien Resources, LLC
Anderson	2522-708	201604039	05/23/2016	Donna McEwen	O’Brien Resources, LLC
Anderson	2522-676	201604027	05/04/2016	Jo Ann Meeks Delano aka Dean	O’Brien Resources, LLC
Anderson	2522-671	201604028	05/23/2016	Jo Ann Meeks Delano aka Dean	O’Brien Resources, LLC
Anderson	2522-680	201604031	05/23/2016	Wanda Stafford Monk	O’Brien Resources, LLC
Anderson	2530-751	201605413	05/23/2016	Katie Jeanette Price Pierce	O’Brien Resources, LLC
Anderson	2530-754	201605414	06/13/2016	Marshall D. Brown, Jr.	O’Brien Resources, LLC
Anderson	2530-744	201605411	05/23/2016	Robert J. Tidgren	O’Brien Resources, LLC
Anderson	2530-741	201605410	05/23/2016	Leonard Keith Baker	O’Brien Resources, LLC
Anderson	2530-747	201605412	05/23/2016	Amanda DeShazo aka Amanda Grubbs	O’Brien Resources, LLC
Anderson	2530-737	201605409	07/01/2016	Stephen T. Stafford	O’Brien Resources, LLC
Anderson	2530-707	201605400	06/23/2016	Norma Smith	O’Brien Resources, LLC
Anderson	2530-705	201605399	05/04/2016	Brenda Kay Pickle Nipper (Cole)	O’Brien Resources, LLC
Anderson	2530-720	201605404	04/28/2016	Sherwin Hutchins	O’Brien Resources, LLC
Anderson	2530-717	201605403	05/23/2016	Sharron Perez	O’Brien Resources, LLC
Anderson	2530-713	201605402	07/18/2016	Margie Louder Ireton Griffin	O’Brien Resources, LLC
Anderson	2551-0260	201700588	07/25/2016	S & L Energy Company, LLC	O’Brien Resources, LLC
Anderson	2539-0494	201606792	07/26/2016	Peggy Allbright	O’Brien Resources, LLC
Anderson	2530-707	201605400	06/23/2016	Betty Nix Aaron f/k/a Betty Cozette Carroll	O’Brien Resources, LLC
Anderson	2530-730	2016-05407	07/15/2016	Johnny E. Walker and Jo Walker	O’Brien Resources, LLC
Anderson	2016-00007978	2016-00007978	05/19/2016	Robert D. Johnston County Judge, Anderson County,Texas acting in his capacity as Receiver for Mineral Interests appointed by the 369th Judicial Dictrict Court of Anderson County , TX in Cause No. DCCV16-093-369	O’Brien Resources, LLC
Anderson	2539-0512	201606797	08/23/2016	Karen E. Clark	O’Brien Resources, LLC
Anderson	2539-0517	201606798	05/23/2016	*Rodney Eggleston	O’Brien Resources, LLC
Anderson	2539-0521	201606799	05/04/2016	*Rodney Eggleston	O’Brien Resources, LLC
Anderson	2551-0210	201700569	09/19/2016	Milton Ferrell Holcomb*	O’Brien Resources, LLC
Anderson	2551-0226	201700574	09/27/2016	Dorthea Eyssen Testamentary Tr by Christopher W. Burkhart	O’Brien Resources, LLC

Anderson	2551-0272	201700592	09/20/2016	Ashley Marie Rossi	O’Brien Resources, LLC
Anderson	2551-0266	201700590	09/19/2016	Jennifer Holcomb DiMaggio	O’ Brien Resources, LLC
Anderson	2551-0263	201700589	09/19/2016	Michael Travis Holcomb	O’ Brien Resources, LLC
Anderson	2017-00006561	2017-00006561	02/17/2016	Betty Rhea Wade Fluegge	O’Brien Resources, LLC
Anderson	2536-0514	201606364	10/06/2016	Robert D. Johnston County Judge, Anderson County,Texas acting in his capacity as Receiver for Mineral Interests appointed by the 349th Judicial Dictrict Court of Anderson County, TX in Cause No. DCCV16-329-349 for the W.M. Brown Unknown Heirs	O’Brien Resources, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2533-0492	201605879	09/16/2016	Robert D. Johnston, Receiver for Mineral Interests Cause No. DCCV16-323-349. Unknown Heirs of Travis Wiliams, Kenneth Williams and Lana Chatam	O’Brien Resources, LLC
Anderson	2527-0480	201604832	08/03/2016	Robert D. Johnston, Receiver for Mineral Interests Cause No. DCCV16-207-369. Unknown Heirs of Clifton Johnson and Ruth Johnson	O’Brien Resources, LLC
Anderson	2519-0142	201603469	05/19/2016	Robert D. Johnston, Receiver for Mineral Interests Cause No. DCCV16-092-369. Unknown Heirs of Angie Kale Hughes, Laura Leone Higgins, Tina Joyce Sherley, Velma Clara Higgins Guthrie, William H. Higgins, Laura Rhea Winters Powers	O’Brien Resources, LLC
Anderson	2357-0576	201305666	11/11/2012	Barbara G. Ackeret	Beaufort Operating, LLC
Anderson	2357-0582	201305668	11/11/2012	Ella Marie Albers	Beaufort Operating, LLC
Anderson	2357-0601	201305675	11/11/2012	Brittney M. Bann	Beaufort Operating, LLC
Anderson	2338-0461	201302021	08/22/2012	Linda Davis Barnes	Beaufort Operating, LLC
Anderson	2357-0573	201305665	11/01/2012	Sarah Louder Barnes	Beaufort Operating, LLC
Anderson	2338-0538	201302055	08/21/2012	Citizen National Bank, Successor Trustee of the Henry Ford Davis Trust, U/W/O Kathryn Milner Davis	Beaufort Operating, LLC
Anderson	2371-0429	201308933	11/11/2012	Damon Douglas	Beaufort Operating, LLC
Anderson	2357-0589	201305671	11/11/2012	Jeanna L. France	Beaufort Operating, LLC
Anderson	2338-0531	201302051	06/10/2012	John M. Harrison III and Mary S.Harrison Trustees of the Harrison Family Trust	Beaufort Operating, LLC
Anderson	2357-0604	201305676	11/11/2012	Brice E. Hedlund	Beaufort Operating, LLC
Anderson	2371-0422	201308931	08/13/2012	Fayrene Hillhouse	Beaufort Operating, LLC
Anderson	2371-0420	201308930	11/14/2012	Fayrene Hillhouse	Beaufort Operating, LLC
Anderson	2422-0513	201407109	11/14/2012	Joleene Kale Hutchens	Beaufort Operating, LLC
Anderson	2357-0607	201305677	11/01/2012	Linda Louder Huckaby	Beaufort Operating, LLC
Anderson	2357-0598	201305674	11/01/2012	Elsie Kale	Beaufort Operating, LLC
Anderson	2515-691	201602907	04/14/2016	Florence L. Kale	O’Brien Resources, LLC
Anderson	2469-280	0018587	07/06/2004	Debbie Lambright	Eiche, Mapes and Company,
					Inc.
Anderson	2568-758	0015366	08/16/2005	Debbie Lambright	Eiche, Mapes and Company,
					Inc.
Anderson	2338-0529	201302050	07/23/2012	Lenell Lambright and Bradley Scott Lambright	Beaufort Operating, LLC
Anderson	2469-283	0018588	06/25/2004	Leslie Lambright	Eiche, Mapes and Company,
					Inc.
Anderson	2357-0570	201305664	11/01/2012	B.G. Lewis	Beaufort Operating, LLC
Anderson	2357-0567	201305663	11/01/2012	Richard L. Lewis	Beaufort Operating, LLC
Anderson	2371-0427	201308932	11/11/2012	Doris Mallory	Beaufort Operating, LLC
Anderson	2371-0383	201308921	08/13/2012	Wayne Mitchell	Beaufort Operating, LLC
Anderson	2357-0595	201305673	11/11/2012	James E. Morris	Beaufort Operating, LLC
Anderson	2357-0585	201305669	11/11/2012	Retha J. Nelson	Beaufort Operating, LLC
Anderson	2357-0579	201305667	11/11/2012	Sharon K. Olson	Beaufort Operating, LLC
Anderson	2371-393	201308924	08/07/2012	Robert W. Percival	Beaufort Operating, LLC
Anderson	2338-0535	201302053	01/31/2012	Charles Lesley Price	Beaufort Operating, LLC

EXHIBIT A-1 (Leases)

to that Purchase and Sale Agreement dated June 29, 2022 between ETXENERGY, LLC and U.S. Energy Corp.

	BOOK PAGE	REGISTRY #	DATE
COUNTY	INSTR	INSTR	INSTR	LESSOR	LESSEE
Anderson	2357-0588	201305670	12/12/2012	Sloan Shuffler, et vir and Clifton	Beaufort Operating, LLC
				Edward New
Anderson	2469-286	0018589	06/23/2004	Evelyn Giles Sims	Eiche, Mapes and Company,
					Inc.
Anderson	2338-0540	201302056	06/11/2012	Jane H. Spence and Perry L. Spence Family Trust	Beaufort Operating, LLC
Anderson	2371-0405	201308927	08/13/2012	Irene Stafford	Beaufort Operating, LLC
Anderson	2371-0410	201308928	11/14/2012	Irene Stafford	Beaufort Operating, LLC
Anderson	2466-490	201503876	11/05/2012	Dorothy Kale Terry	Beaufort Operating, LLC
Anderson	2371-0389	201308923	11/05/2012	Steven Terry, Ind. & as Exec. of the Estate of Shige Kale, Dec’d	Beaufort Operating, LLC
Anderson	2371-0397	201308925	08/03/2012	Kyle S. Turner and wife, Kimberly	Beaufort Operating, LLC
				Turner
Anderson	2371-0401	201308926	08/13/2012	Jerry Mitchell Wilbanks	Beaufort Operating, LLC
Anderson	2357-0610	201305678	11/20/2012	Dan R. Murchison	Beaufort Operating, LLC
Anderson	2371-387	201308922	11/20/2012	James A. Murchison, Sr.	Beaufort Operating, LLC
Anderson		2021-6319		Elward Worley, et al	Brown, Godwin & Company, LLC
Anderson		2021-6320		Gerard H. Clements and wife, Pamela Clements	Brown, Godwin & Company,
Anderson		2021-6321		Gardner S. Thornton Exempt Trust	Brown, Godwin & Company, LLC
Anderson		2021-6322		Pete K. Thornton Exempt Trust	Brown, Godwin & Company, LLC
Anderson		2021-6323		Donald W. Langston	Brown, Godwin & Company, LLC

EXHIBIT B (Wells)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

County	API No.	Well Name	Working Interest	Net Revenue Interest
HENDERSON	42-213-31087	AF Hogg #1H	0.88394814	0.72143881
HENDERSON	42-213-31089	Beecher-Cox #2H	0.39813265	0.29859948
HENDERSON	42-213-31078	Bywaters #1H	0.96795892	0.78395048
HENDERSON	42-213-31093	Bywaters #2H	0.97468284	0.79197809
HENDERSON	42-213-30890	Catfish Creek #1	0.99757783	0.83066113
HENDERSON	42-213-30946	Catfish Creek #2	0.99760159	0.82389304
HENDERSON	42-213-30975	Catfish Creek A #3	0.99779530	0.79727801
HENDERSON	42-213-31103	Catfish-Mine Unit #1	0.97768007	0.83590870
HENDERSON	42-213-30483	Catfish Ranch	-	0.00238095
HENDERSON	42-213-31098	Crombie #1H	0.93933950	0.76118011
HENDERSON	42-213-31049	FDIC #1H	0.97617375	0.79681778
HENDERSON	42-213-31047	Hillhouse #1	0.93319300	0.73510084
HENDERSON	42-213-31056	Holley Lake #1H	0.93467499	0.72634211
HENDERSON	42-213-31102	Holliday #1H	0.45313265	0.36572937
HENDERSON	42-213-31075	Jernigan #1H	0.95175923	0.75612014
HENDERSON	42-213-31083	Joyce #1H	0.98511257	0.78465715
HENDERSON	42-213-31048	Knepple #1H	0.92715358	0.76952249
HENDERSON	42-213-31060	Lambright Heirs #1H	0.93451120	0.72799562
HENDERSON	42-213-31097	Lambright Heirs #2H	0.97750073	0.76116989
HENDERSON	42-213-31065	Larue #1H	0.95842481	0.80089238
HENDERSON	42-213-31085	McCutchin #1H	0.96611866	0.76876028
HENDERSON	42-001-32760	Newland, J.A. #1H	0.99785473	0.80659664
HENDERSON	42-213-31052	Palmer #1H	0.97182546	0.77236389
HENDERSON	42-213-31054	Pearcy-Prescott #1H	0.96527221	0.76346352
HENDERSON	42-213-31061	Pharris #1H	0.98640278	0.77474382
HENDERSON	42-213-31067	Radetzky #1H	0.95847094	0.77208847
HENDERSON	42-213-31091	Reynolds, J. #1H	0.97383307	0.79266069
HENDERSON	42-213-31086	Rosenberg #1H	0.97464512	0.78312337
HENDERSON	42-213-31071	Scapegoat #1H	0.99765094	0.84464757
HENDERSON	42-213-31082	Teselle #1H	0.94931951	0.75104069
HENDERSON	42-213-31101	Tiner Lake #1 SWD	0.45313265	0.45313265
HENDERSON	42-213-31044	Triton Land #1	0.94118901	0.72579880
HENDERSON	42-213-31084	Woodall #1H	0.95002669	0.75021553
HENDERSON	42-213-31092	Woodall #2H	0.95133384	0.75341307
ANDERSON	42-213-31090	Cummings #1H	0.97447412	0.80372378
ANDERSON	42-001-32769	Glad Oaks #1H	1.00000000	0.77024948
ANDERSON	42-001-32735	Lambright, Jerald #1 SWD	0.95374883	0.95374883
ANDERSON	42-001-32764	Superior #1H	1.00000000	0.79525744
ANDERSON	42-001-32775	Vannoy #1H	1.00000000	0.82715723
ANDERSON	42-001-32768	Wolf Creek #1H	1.00000000	0.77386471

EXHIBIT D (Form of Assignment and Bill of Sale)

to that Purchase and Sale Agreement dated June 29, 2022

between ETXENERGY, LLC and U.S. Energy Corp.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

THE STATE OF TEXAS	§
§
COUNTIES OF __________________	§

THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (this “Assignment”), effective as of 11:59:59 p.m. (Dallas time) on June 30, 2022 (the “Effective Time”), is by and ETXENERGY, LLC, a Texas Limited Liability Company (“Assignor”), and U.S. Energy Corp., a Wyoming Corporation (“Assignee”). Assignor and Assignee are sometimes referred to collectively herein as the “Parties” and individually as a “Party”.

WHEREAS, Assignor and Assignee entered into that certain Purchase and Sale Agreement dated June 29, 2022 (the “PSA”), providing for the sale by Assignor of, and the purchase by Assignee of, the Assets (as such term is defined below), and the terms and provisions of the PSA shall not be deemed to have merged herein. In the event that any provision of this Assignment is construed to conflict with any provision of the PSA, the provisions of the PSA shall be deemed controlling to the extent of such conflict;

WHEREAS, references herein to terms which are defined separately herein or in the PSA shall have the meaning prescribed to such term herein or in the PSA, as applicable, even if the term (as printed in this Assignment) is printed in ALL CAPITALIZED text, in each case, unless the context expressly requires otherwise; and

NOW, THEREFORE, in consideration of the premises, the mutual promises herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article 1

ASSIGNMENT

1.1 Assignment.

(a) For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto to Assignee all of the Assets.

(b) The “Assets” is all right, title and interest of Assignor in, to and under the following, but LESS AND EXCEPT the Excluded Assets:

(i) the oil and gas leases described in Exhibit A-1 (the “Leases”) and all rights incident thereto and derived therefrom, including overriding royalty interests, net profits interests, and other revenue interests therein, to the extent and only to the extent relating to such lands described in Exhibit A-2 (the “Lands”), along with any reversionary interests or contractual rights which may be exercised in and to the same.

(ii) the wells described in Exhibit B and all other wells (including all disposal or injection wells) located on any of the Leases or on any other lease or lands with which any Lease has been unitized, whether such wells are producing, shut-in or abandoned (the “Wells”)

(iii) all rights and interests in, under or derived from all unitization or pooling agreements in effect with respect to any of the Leases or Wells and the units created thereby (the “Units”);

(iv) all Rights-of-Way that are used in connection with the ownership or operation of any of the Leases, Wells, Units or other Assets, including the Rights-of-Way set forth in Exhibit A-3;

(v) all equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, located on any of the Leases, Wells, Units or other Assets, that are primarily used or held for use in connection with the ownership, operation or development of the Leases, Well, Units or other Assets, including the inventory set forth on Schedule 2.2(e) to the PSA, and pipelines, gathering systems, well equipment, casing, tubing, pumps, motors, fixtures, machinery, compression equipment, flow lines, processing and separation facilities, structures, materials and other items primarily used in the ownership, operation or development of the Leases, Wells, Units or other Assets;

(vi) to the extent that they may be assigned, all Permits that are primarily used in connection with the ownership or operation of the other Assets;

(vii) to the extent they may be assigned, the Existing Contracts; and

(viii) all Hydrocarbons attributable to the Leases, Wells and/or Units to the extent such Hydrocarbons were produced from and after the Effective Time and all Imbalances relating to the Assets.

1.2 Excluded Assets. Notwithstanding the foregoing, the Assets shall not include, and there is expected, reserved and excluded from the transaction contemplated hereby the following (collectively, the “Excluded Assets”):

(i) all of Assignor’s corporate minute books, financial records and other business records that relate to Assignor’s business generally (including the ownership and operation of the Assets);

(ii) all accounts, trade credits, accounts receivable, and all other proceeds, income or revenues attributable to the Assets with respect to any period of time prior to the Effective Time;

(iii) all claims and causes of action, manufacturer’s and contractor’s warranties and other rights of Assignor arising under or with respect to any Existing Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), except to the extent any of the foregoing relates to any of the Assumed Obligations or equipment and machinery which is part of the Assets;

(iv) all rights and interests of Assignor (i) under any policy or agreement of insurance, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising with respect to any period of time prior to the Effective Time;

(v) all Hydrocarbons produced and sold from the Assets with respect to all periods prior to the Effective Time;

(vi) any claim, right or interest of Assignor in or to any refunds or loss carry forwards, together with any interest due thereon or penalty rebate arising therefrom, with respect to (i) any and all taxes based on net income imposed on Assignor or any of its Affiliates with respect to any period of time prior to the Effective Time, (ii) any Property Taxes allocable to Assignor pursuant to Section 13.1 of the PSA or (iii) any Property Taxes attributable to the Excluded Assets;

(vii) all personal computers and associated peripherals and all radio and telephone equipment;

(viii) all documents and instruments of Assignor that may be protected by an attorney client or other privilege;

(ix) all data that cannot be disclosed to ASSIGNEE as a result of confidentiality arrangements under agreements with third parties (provided that Assignor has used its commercially reasonable efforts to cause such confidentiality restrictions to be waived);

(x) all audit rights arising under any of the Existing Contracts or otherwise with respect to any period prior to the Effective Time or to any of the Excluded Assets, except with respect to any Imbalances;

(xi) all geophysical and other seismic and related technical data and information relating to the Assets;

(xii) documents prepared or received by Assignor or its Affiliates with respect to (i) lists of prospective assignees for such transactions compiled by Assignor or its Affiliates or their respective representatives, (ii) offers submitted by other prospective assignees of the Assets, (iii) analyses by Assignor or its Affiliates or any of their respective representatives of any offers submitted by any prospective assignee, (iv) correspondence between or among Assignor or its Affiliates or any of their respective representatives, on the one hand, and any prospective assignee other than Assignee, on the other hand, and (v) correspondence among Assignor or its Affiliates or any of their respective representatives with respect to any other offers, the prospective assignees, or the transactions contemplated by this Agreement;

(xiii) any offices, office leases, and any personal property located in or on such offices or office leases;

(xiv) concurrent rights to use all Rights-of-Way but only to the extent Assignor or any of its Affiliates currently uses such Rights-of-Way in connection with its use, ownership or operation of assets other than the Assets;

(xv) any master service agreements, blanket agreements or similar contracts; and

(xvi) the equipment set forth on Schedule 2.3(p) to the PSA.

TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, subject to those matters set forth in this Assignment and the PSA.

Article 2

ADDITIONAL MATTERS

2.1 Special Warranty of Title. Subject to the terms of the PSA, Assignor warrants and agrees to defend Defensible Title to the Wells by, through or under ASSIGNOR but not otherwise, subject, however, to the Permitted Encumbrances.

2.2 Disclaimers. ASSIGNEE ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE TERMS OF THE PSA, ASSIGNEE SHALL ACQUIRE THE ASSETS IN AN “AS IS, WHERE IS” CONDITION AND SHALL ASSUME ALL RISKS THAT THE ASSETS MAY CONTAIN WASTE MATERIALS (WHETHER TOXIC, HAZARDOUS, EXTREMELY HAZARDOUS OR OTHERWISE) OR OTHER ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF UNKNOWN ABANDONED WELLS, PUMPS, PITS, PIPELINES OR OTHER WASTE OR SPILL SITES WHICH MAY NOT HAVE BEEN REVEALED BY ASSIGNEE’S ENVIRONMENTAL ASSESSMENT. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR IN THE PSA, ASSIGNEE ACKNOWLEDGES AND AGREES THAT ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (A) TITLE TO ANY OF THE ASSETS, (B) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (C) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (D) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (E) THE ABILITY TO PRODUCE HYDROCARBONS FROM THE ASSETS, (F) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (G) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSETS, (H) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (I) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED OTHERWISE IN THE PSA, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY OF THE ASSETS, RIGHTS OF A ASSIGNEE UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, OR RIGHTS OF A ASSIGNEE UNDER DECEPTIVE TRADE PRACTICE STATUES, CONSUMER PROTECTION STATUES OR OTHER SIMILAR STATUES, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

2.3 Further Assurances. The Parties agree to execute and deliver from time to time such further instruments and do such other acts as may be reasonably requested and necessary to effectuate the purposes of this Assignment and the PSA.

Article 3

MISCELLANEOUS

3.1 Amendment. This Assignment may not be amended except by a written agreement executed by all of the Parties.

3.2 Parties in Interest; No Third Party Beneficiaries. This Assignment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. This Assignment is for the sole benefit of the Parties and their permitted assigns, and except as expressly provided in the PSA, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable benefit, claim, cause of action, remedy or right of any kind.

3.3 Severability. The provisions of this Assignment shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Assignment, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Assignment and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability.

3.4 Governing Law; Consent to Jurisdiction and Venue. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG ASSIGNOR AND ASSIGNEE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW. EACH OF ASSIGNOR AND ASSIGNEE CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE EXCLUSIVELY LITIGATED IN COURTS HAVING SITES IN DALLAS, DALLAS COUNTY, TEXAS.

3.5 No Strict Construction. Assignee, on the one hand, and Assignor, on the other hand, participated jointly in the negotiation and drafting of this Assignment, and, in the event an ambiguity or question of intent or interpretation arises, this Assignment shall be construed as jointly drafted by Assignee, on the one hand, and Assignor, on the other hand, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Assignment.

Without limitation as to the foregoing, no rule of strict construction construing ambiguities against the draftsperson shall be applied against any Person with respect to this Assignment.

3.6 Exhibits. The Exhibits attached hereto are hereby made part hereof and incorporated herein by this reference. Unless provided otherwise, all recording references in such Exhibits are to the appropriate records of the counties in which the applicable Assets are located.

3.7 Counterparts. This Assignment and any amendment hereto may be executed in one or more counterparts and by different Parties in separate counterparts, each of which shall be deemed to be an original of this Assignment or such amendment and all of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Assignment or any amendment hereto by facsimile or other electronic means (including portable document format sent via email) shall be as effective as delivery of a manually executed counterpart of this Assignment or such amendment, as applicable.

[Signature pages follow.]

The authorized representatives of Assignor and Assignee execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective as of the Effective Time as a conveyance of the Assets, and for the other purposes contemplated by the PSA.

ASSIGNOR:

ETXENERGY, LLC

By:
Name:
Title:

ASSIGNEE:

U.S. ENERGY CORP.

By:
Name:
Title:

SIGNATURE PAGE TO ASSIGNMENT, BILL OF SALE AND CONVEYANCE

ASSIGNOR’S ACKNOWLEDGMENT

THE STATE OF TEXAS	§
§
COUNTY OF ____________	§

BEFORE ME, on the _____ day of_______________, 2022, personally appeared, ____________________, known or proved to me to be the ________________ of ETXENERGY, LLC, a Texas limited liability company, and acknowledged to me that he/she executed this instrument on behalf of said limited liability company.

Notary Public in and for the State of Texas

ASSIGNOR’S ACKNOWLEDGMENT PAGES TO ASSIGNMENT, BILL OF SALE AND CONVEYANCE

ASSIGNEE’S ACKNOWLEDGMENT

THE STATE OF ______________	§
§
COUNTY OF ____________	§

BEFORE ME, on the _____ day of_______________, 2022, personally appeared, ____________________, known or proved to me to be the ________________ of U.S. Energy Corp., a Wyoming corporation, and acknowledged to me that he/she executed this instrument on behalf of said corporation.

Notary Public in and for the State of ___________